High-trigger loss-absorbing additional tier 1 capital

instrument
Exhibit 4.21
Issuer UBS Group AG
ISIN
US902613BN73 (144A) / USH42097EZ68 (Reg S)

Issue Date 10.09.2024
Currency USD
Nominal (million) 1,500
Interest Rate 6.850%
1
Maturity Date perpetual
Call Dates any time during the six-month period from (and
including) 10 September 2029 to (and including)
10 March 2030 or on any Reset Date thereafter
1
Rate subject to change after first reset date.

TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes issued by UBS Group

AG are as follows:
1.
DEFINITIONS
" Acquiror
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of

Condition 8(e)
( Conversion – Qualifying Relevant Event ).
"
Additional

Amounts
"

has

the

meaning

assigned

to

such

term

in

clause (b)

of

Condition 10
( Taxation ).
"
Additional

Tier

Capital
"

means,

at

any

time,

any

item

that

qualifies

as

additional

tier 1
capital ( zusätzliches Kernkapital ) under National Regulations at such time.
"
Adjustment

Spread
"

means,

with

respect

to

any

Alternative

Benchmark

Rate

determined

in
accordance

with

the

provisions

of

Condition 5(c)

(
Interest

–

Benchmark

replacement
),

a

spread
(which

may

be

positive

or

negative),

or

a

formula

or

methodology

for

calculating

such a

spread,
applied

to

such

Alternative

Benchmark

Rate

in

order

to

reduce

or

eliminate,

to

the

extent
reasonably

practicable

in

the

circumstances,

any

economic

prejudice

or

benefit

(as

applicable)

to
Holders

as

a

result

of

the

replacement

of

the

Existing

Benchmark

Rate

with

such

Alternative
Benchmark Rate.
"
Affected

Reset

Interest

Period
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Agent

Insolvency

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (c)(ii)

of
Condition 9 ( Payments; Agents ).
" Agents
" means

the Fiscal

Agent, the

Registrar,

the Calculation

Agent, the

Swiss Paying

Agent
and

any

other

agent

from

time

to

time

appointed

pursuant

to

the

terms

of

the

Fiscal

Agency
Agreement, and the Settlement Agent.
"
Alternative

Benchmark

Rate
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative

Loss

Absorption

Date
"

has

the

meaning

assigned

to such

term in

Condition 7(e)
(
Trigger Event and Viability

Event – Alternative loss absorption
).
"
Alternative

MMSR

Page
"

has

the

meaning

assigned

to

such

term

in

subclause (v)(A)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative

Relevant

Time
"

has

the

meaning

assigned

to

such

term

in

subclause (v)(A)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Approved

Entity
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of

Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Auditor
"

means

the

accounting

firm

(i) appointed

by

the

Board

of

Directors

of

the

Group
Holding

Company

or

the

shareholders

of

the

Group

Holding

Company,

as

the

case

may

be,

to
provide,

among

other

things,

audit

and/or

review

opinions

on

the

Group

Holding

Company's
financial

statements,

and

(ii) approved

by

FINMA

in

accordance

with

the

Financial

Market
Supervisory

Act

(
Finanzmarktaufsichtsgesetz
)

of

22 June

2007,

as

amended

and

as

may

be
further amended from time to time.
" Authorised Signatories " means any two authorised officers of the Issuer signing jointly.
"
Balance

Sheet

Date
" means

(i) with respect

to any

Ordinary Publication

Date, the

cut-off

date
for

the

measurement

of

the

CET1 Ratio

in

the

Quarterly

Financial

Accounts

published

on such
Ordinary

Publication

Date,

and

(ii) with

respect

to any

Extraordinary

Publication

Date, the

cut-
off

date

for

the

Reviewed

Interim

Measurement

published

upon

the

instruction

of

FINMA

on
such Extraordinary Publication Date.

"
Bankruptcy

Event
"

means

any

of

the

following

events

with

respect

to

the

Issuer:

(i) the
adjudication of

bankruptcy (
Konkurseröffnung
) pursuant

to articles 171,

189, 190,

191 or

192 of
the

DEBA,

(ii) the

opening

of

restructuring

proceedings

(
Sanierungsverfahren
)

pursuant

to
articles 28 to

32 of

the Swiss

Banking Act

or pursuant

to any

successor or

analogous Swiss

law
or regulation

applicable to

bank holding

companies in

Switzerland such

as UBS Group

AG (any
such

proceedings,

"
Restructuring

Proceedings
"),

and/or

(iii) the

ordering

of

liquidation
proceedings ( Liquidation
) pursuant to

articles 33 to

37g of

the Swiss Banking

Act or pursuant

to
any

successor

or

analogous

Swiss

law

or

regulation

applicable

to

bank

holding

companies

in
Switzerland

such

as

UBS

Group

AG;
provided ,

however
,

that
none

of

the

following

will
constitute

a

Bankruptcy

Event:

(x) mere

debt

collection

proceedings

(
Betreibungsverfahren )
pursuant

to

article 38
et

seq.

of

the

DEBA,

(y) proceedings

in

connection

with

a

freezing

order
( Arrestverfahren
)

pursuant

to

article 271
et

seq.

of

the

DEBA,

and/or

(z) the

ordering

of
protective

measures

(
Schutzmassnahmen
)

pursuant

to

article 26

of

the

Swiss

Banking

Act

or
pursuant

to

any

successor

or

analogous

Swiss

law

or

regulation

applicable

to

bank

holding
companies in Switzerland

such as UBS Group

AG (any such measures,

"
Protective Measures "),
including,

in

the

case

of

each

of

subclauses (x),

(y)

and

(z),

any

steps

(other

than

any

steps
described in clauses (i) through (iii) of this definition) taken under or in connection therewith.
"
BIS

Regulations
"

means,

at

any

time,

the

capital

adequacy

standards

and

guidelines
promulgated

by

the

Basel

Committee

on

Banking

Supervision,

as

implemented

by

FINMA

in
Switzerland at such time.
"
BIS Risk

Weighted

Assets
" means, as

of any Balance Sheet

Date, the aggregate

amount, in the
Presentation

Currency,

of

risk-weighted

assets

of

the

Group

as

of

such

Balance

Sheet

Date,

as
determined

by

the

Group

Holding

Company

pursuant

to

the

BIS

Regulations

applicable

to

the
Group

Holding

Company

as

of

such

Balance

Sheet

Date,

and

as

(i) disclosed

in

the

Quarterly
Financial Accounts

published on

the relevant

Ordinary Publication

Date or

(ii) may be

disclosed
as a component

of the Reviewed Interim

Measurement published upon

the instruction of FINMA
on

the

relevant

Extraordinary

Publication

Date,

as

applicable.

For

the

avoidance

of

doubt,

the
term "
risk-weighted

assets
" as

used in

this definition

has the

meaning assigned

to such

term in
the BIS Regulations in effect as of the relevant Balance Sheet Date.
"
Business

Day
"

means

a

day

(other

than

a

Saturday

or

a Sunday)

on which

commercial

banks
and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business

(including,
without limitation,

dealing in foreign

exchange and foreign

currency deposits)

in (i) for

purposes
of

the

definitions

of the

terms "Extraordinary

Publication

Date",

"Higher-Trigger

Amount"

and
"Ordinary Publication Date", Zurich, and (ii) otherwise, New York

City and Zurich.
"
Calculation

Agent
"

means

UBS

AG,

in

its

capacity

as

calculation

agent

for

the

Notes,

and
includes any

successor calculation

agent for the

Notes appointed in

accordance with

the terms of
the Fiscal Agency Agreement.
" Calculation Amount " means USD 1,000.
"
Capital

Adequacy

Ordinance
" means

the Swiss

Ordinance

concerning Capital

Adequacy and
Risk Diversification

for Banks

and Securities

Firms of

1 June 2012,

as amended

and as

may be
further amended from time to time, or any successor Swiss law or regulation

.
" Cash Distribution
" means any

dividend or distribution

in respect of the

Ordinary Shares that

is
to

be

paid

or

made

to

Shareholders

as

a

class

in

cash

(in

whatever

currency)

and

however
described

and

whether

payable

out

of

share

premium

account,

profits,

retained

earnings

or

any
other

capital

or

revenue

reserve

or

account,

and

including

any

cash

distribution

or

payment

to
Shareholders

upon or

in connection

with a

reduction of

capital. For

the avoidance

of doubt,

the
term

"Cash

Distribution"

does

not

include

consideration

paid

or

any

other

payments

made

by
UBS Group

AG or

any of

its affiliates

in connection

with the

repurchase of

Ordinary Shares

in
connection with any share buyback programme.
" Certificate " means a Global Certificate and/or a Definitive Certificate, as the case may be.
" CET1 Capital
" means, as of

any Balance Sheet

Date, the aggregate

amount, in the Presentation
Currency,

of items

that constitute

common equity

tier 1 capital

of the

Group as

of such

Balance

Sheet Date,

less any

deductions from

common equity

tier 1 capital

required to

be made,

in each
case as

determined

by the

Group Holding

Company pursuant

to the

BIS Regulations

applicable
to

the

Group

Holding

Company

as

of

such

Balance

Sheet

Date,

and

as

(i) disclosed

in

the
Quarterly Financial

Accounts published

on the relevant

Ordinary Publication

Date or (ii) may

be
disclosed as

a component

of the

Reviewed Interim

Measurement published

upon the

instruction
of

FINMA

on

the

relevant

Extraordinary

Publication

Date,

as

applicable.

For

the

avoidance

of
doubt,

the

term

"
common

equity

tier
1

capital
"

as

used

in

this

definition

has

the

meaning
assigned to such term in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as

of any

Balance Sheet Date,

the CET1 Capital as

of such Balance

Sheet
Date,

divided

by

the

BIS Risk

Weighted

Assets

as

of

such

Balance

Sheet

Date,

expressed

as a
percentage,

such

ratio

(or

the

components

thereof)

as

determined

by

the

Group

Holding
Company,

and

(i) as

disclosed

in

the

Quarterly

Financial

Accounts

published

on

the

relevant
Ordinary

Publication

Date

or

(ii) constituting

(or

as

disclosed

in)

the

Reviewed

Interim
Measurement

published

upon

the

instruction

of

FINMA

on

the

relevant

Extraordinary
Publication Date, as applicable.
" Clearstream, Luxembourg " means Clearstream Banking S.A.
"Code"
has the meaning assigned to such term in subclause (c)(iii) of Condition

10 (
Taxation ).
"Compliant

Securities"
means

securities

issued

by

UBS

Group

AG

or

any

of

its

subsidiaries
that

have

economic

terms

not

materially

less

favourable

to

a

Holder

than

these

Terms

and
Conditions (as reasonably determined by the Issuer), provided that:
(a)
such securities (i) include terms that

provide for the same interest

rate and principal from
time to

time applying

to the

Notes, (ii) rank

pari passu

with the

Notes and

(iii) preserve
any existing rights

under these Terms

and Conditions to

any accrued and

unpaid interest
that has not been satisfied;
(b)
where such securities

are issued by

a subsidiary of

UBS Group AG, UBS

Group AG has
irrevocably

and

unconditionally

guaranteed

to

the

holders

of

such

securities,

on

a
subordinated

basis

corresponding
mutatis

mutandis
to

Condition 4

(
Status

and
Subordination
), the

due

and

punctual

payment

of all

amounts due

and

payable

by such
subsidiary

under,

or

in

respect

of,

such

securities

pursuant

to

article 111

of

the

Swiss
Code;
(c)
where the

Notes that

have been

substituted or

amended were

listed immediately

prior to
their substitution or amendment,

such securities are listed on

(i) the SIX Swiss Exchange
or (ii) such other internationally recognised stock exchange selected by the Issuer; and
(d)
where

the

Notes

that

have

been

substituted

or

amended

were

rated

by

a

rating

agency
immediately

prior

to

such

substitution

or

amendment,

each

such

rating

agency

has
ascribed,

or announced

its intention

to ascribe

and publish,

an equal

or higher

rating to
such securities.
" Conversion
"

has

the

meaning

given

to

it

in

Condition 8(a)

(
Conversion

–

Conversion

upon

a
Trigger

Event

or

a

Viability

Event
),

and

"convert"

and

"converted"

shall

be

construed
accordingly.
"
Conversion

Capital
"

means

conversion

capital

(
Wandlungskapital
)

within

the

meaning

of

the
Swiss Banking Act.
"
Conversion

Date
" means,

with respect

to any

Conversion, the

Trigger

Event Conversion

Date
or the Viability Event Conversion

Date, as applicable.
"
Conversion

Price
"

means

USD 26.48,

subject

to

any

adjustment

in

accordance

with
Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
"
Current

Issuer
"

has

the

meaning

assigned

to

such

term

in

clause (a)

of

Condition 15

(
Issuer
Substitution ).
"
Current Market

Price
" means, in

respect of an Ordinary

Share at a particular

date, the average
of

the

daily

Volume

Weighted

Average

Price

of

an

Ordinary

Share

on

each

of

the

five
consecutive dealing days (or, for the

purposes of subclause (i)(D) of

Condition 8(d)

(
Conversion

– Anti-dilution

adjustment of

the Conversion

Price
), 10

consecutive
dealing

days)

ending

on

the

dealing

day

immediately

preceding

such

date

(such

period,

the
"
Reference

Period
"), provided

that,

if

at

any

time

during

the

Reference

Period

the

Volume
Weighted

Average

Price

shall

have

been

based

on

a

price

ex-dividend

(or

ex-any

other
entitlement) and

during some

other part

of the

Reference Period

the Volume

Weighted

Average
Price shall have been based on a price cum-dividend (or cum- any other entitlement), then:
(a)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

not

rank

for

the

dividend

(or
entitlement) in

question, the

Volume

Weighted

Average

Price on the

dates on which

the
Ordinary

Shares

were

based

on

a

price

cum-dividend

(or

cum-

any

other

entitlement)
shall, for the

purposes of this

definition, be deemed

to be the

amount thereof

reduced by
an

amount

equal

to

the

Fair

Market

Value

of

any

such

dividend

or

entitlement

per
Ordinary

Share as

at the

date of

first public

announcement relating

to such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit; or
(b)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

rank

for

the

dividend

(or
entitlement) in

question, the Volume

Weighted

Average

Price on the

dates on which

the
Ordinary Shares

were based

on a

price ex-dividend

(or ex-

any other

entitlement) shall,
for the

purposes of

this definition,

be deemed

to be

the amount

thereof increased

by an
amount equal to

the Fair Market Value

of any such dividend

or entitlement per

Ordinary
Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit;
and provided , further
that,

if

on

each

of

the

five

dealing

days

(or,

for

the

purposes

of
subclause (i)(D)

of

Condition 8(d)

(
Conversion

–

Anti-dilution

adjustment

of

the

Conversion
Price
),

the

10 dealing

days)

in

the

Reference

Period

the

Volume

Weighted

Average

Price

was
based on

a price

cum-dividend

(or cum-any

other entitlement)

in respect

of a

dividend (or

other
entitlement)

that

has

been

declared

or

announced

but

the

Ordinary

Shares

to

be

issued

and
delivered

do

not

rank

for

that

dividend

(or

other

entitlement),

the

Volume

Weighted

Average
Price on each

of such dates

shall, for the

purposes of this

definition, be deemed

to be the

amount
thereof reduced by an

amount equal to the

Fair Market Value

of any such dividend

or entitlement
per

Ordinary

Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in

any

such case,

determined

on

a gross

basis and

disregarding

any

withholding

or
deduction

required

to

be

made

for

or

on

account

of

tax,

and

disregarding

any

associated

tax
credit;
and provided , further
that,

if

the

Volume

Weighted

Average

Price

of

an

Ordinary

Share

is

not
available

on

one

or

more

of

the

five

dealing

days

(or,

for

the

purposes

of

subclause (i)(D)

of
Condition 8(d)

(
Conversion

–

Anti-dilution

adjustment

of

the

Conversion

Price
),

the

10 dealing
days)

in

the

Reference

Period

(disregarding

for

this

purpose

the

proviso

to

the

definition

of
Volume

Weighted

Average

Price),

then

the

average

of

such

Volume

Weighted

Average

Prices
that are available in the Reference

Period shall be used (subject to

a minimum of two such prices)
and if only one, or no, such Volume

Weighted Average

Price is available in the Reference Period,
the Current Market Price shall be determined by an Independent Adviser.
" Day Count Fraction " means, in respect of any period (the " Calculation Period "), the number of days in the Calculation Period divided by 360 calculated on a formula basis as follows

:
where:
" Y
1
" is the year,

expressed as a number,

in which the first day of

the Calculation Period
falls;
" Y
2
" is the year, expressed as a number,

in which the day immediately following the last
day included in the Calculation Period falls;

" M
1
"

is

the

calendar

month,

expressed

as

a

number,

in

which

the

first

day

of

the
Calculation Period falls;
" M
2
" is the calendar month,

expressed as number, in

which the day immediately
following the last day included in the Calculation Period falls;
" D
1
" is the

first calendar

day,

expressed as

a number,

of the Calculation

Period, unless
such number would be 31, in which case D
1
will be 30; and
" D
2
"

is

the

calendar

day,

expressed

as

a

number,

immediately

following

the

last

day
included

in the

Calculation

Period, unless

such

number

would

be 31

and

D
1
is greater
than 29, in which case D
2
will be 30.
" dealing day
" means a day on

which the Relevant Stock

Exchange or relevant stock

exchange or
securities market

is open

for business

and on

which Ordinary

Shares or

other securities,

options,
warrants

or

other

rights

(as

the

case

may

be)

may

be

dealt

in

(other

than

a

day

on

which

the
Relevant Stock

Exchange or relevant

stock exchange or

securities market is

scheduled to or

does
close prior to its regular weekday closing time).
" DEBA
"

means

the

Swiss

Federal

Debt

Enforcement

and Bankruptcy

Act

of 11

April 1889,

as
amended and as may be further amended from time to time.
" Definitive Certificate
" has the meaning assigned

to such term in subclause (i)

of Condition 2(c)
( Amount, Denomination and Form – Definitive Certificates ).
" Depositary
"

means

DTC

or

any

other

Relevant

Clearing

System

outside

of

Switzerland
designated

as

Depositary

by

the

Issuer;
provided , however
,

that,

irrespective

of

the

number

of
Regulation S

Global

Certificates

and/or

Rule 144A

Global

Certificates,

as

the

case

may

be,
outstanding, there will be no more than one Depositary for the Notes at any time.
"
Distributable

Items
"

means,

in

respect

of

any

Interest

Payment

Date,

the

aggregate

of (i)

net
profits

carried forward

and (ii) freely

distributable

reserves,

in

each case,

less any

amounts that
must

be

contributed

to

legal

reserves

under

applicable

law,

all

in

UBS

Group

AG's

reporting
currency and as appearing in the Relevant Accounts.
" Distribution Compliance Period " means the 40-day period commencing on (and including) the later

of

(i) the

day

on

which

the

Notes

are

first

offered

to

Persons

other

than

distributors

(as
defined in Regulation S

under the US Securities Act),

and (ii) the day on

which the closing of the
offering of the Notes occurs.
" DTC " means The Depository Trust Company.
" EEA Regulated Market " means a market as defined by Article 4.1(21) of Directive 2014/65/EU of the European Parliament and of the Council on markets on financial instruments.
" Effective Date " has the meaning assigned to such term in subclause (i)(C) or (i)(D), as applicable, of Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
" Euroclear " means Euroclear Bank SA/NV.
" Event of Default " has the meaning assigned to such term in clause (a) of Condition 12 ( Events of
Default ).
"
Exempt

Reorganisation
" means

a Reorganisation

where, immediately

after completion

of the
relevant proceedings,

the ordinary shares

or units or

equivalent of

Newco (or

depositary or

other
receipts

or

certificates

representing

ordinary

shares

or

units

or

equivalent

of

Newco)

are
(i) admitted

to

trading

on

the Relevant

Stock

Exchange

or (ii)

admitted

to

listing

on

such other
Recognised Stock Exchange as UBS Group AG or Newco may determine

.
" Existing Benchmark Rate " has the meaning assigned to such term in Condition 5(c) ( Interest –
Benchmark replacement ).

" Existing Shareholders
" has the meaning assigned to such term in the definition of the term
"Reorganisation".
"
Extraordinary

Distribution
"

means

any

Cash

Distribution

(i)

that

is

expressly

declared

by
UBS

Group

AG

to

be

an

extraordinary

or

special

dividend

or

an

extraordinary

or

special
distribution

to

Shareholders

as a

class

or

any

analogous

or similar

term,

and

(ii)

the

amount

of
which exceeds

the arithmetic

average of

the ordinary

dividend per

Ordinary Share

paid by

UBS
Group

AG

in

the

three

most

recently

preceding

calendar

years

(each

such

ordinary

dividend
translated, if

necessary,

into the

currency in

which the

applicable Cash

Distribution is

expressed
at the Prevailing Rate on the date on which such ordinary

dividend was paid) by more than 25 per
cent.
"
Extraordinary

Publication

Date
"

means

the

Business

Day

on

which

a

Reviewed

Interim
Measurement is

published upon

the instruction

of FINMA, after

FINMA has determined

that the
conditions for issuing

a Trigger

Event Notice in

accordance with Condition

7 (
Trigger Event

and
Viability Event ) have been met.
"
Extraordinary

Trigger

Event

Notice

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (i) of Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
" Fair Market Value
" means, with respect to any property

on any date (the "
Relevant Valuation
Date
"), the fair market value of

that property as determined by

an Independent Adviser,
provided
that:
(a)
the Fair Market Value

of a cash amount shall be the amount of such cash;
(b)
where

securities,

options,

warrants

or

other

rights

are

publicly

traded

on

a

stock
exchange

or

securities

market

of

adequate

liquidity

(as

determined

by

an

Independent
Adviser), the

Fair Market

Value

(i) of such

securities shall

equal the

arithmetic mean

of
the

daily

Volume

Weighted

Average

Prices

of

such

securities

and

(ii) of

such

options,
warrants

or

other

rights

shall

equal

the

arithmetic

mean

of

the

daily

closing

prices

of
such

options,

warrants

or

other

rights,

in

the

case

of

each

of

subclauses (i)

and

(ii),
during

the

period

of

five

dealing

days

on

the

relevant

stock

exchange

or

securities
market

commencing

on

the

later

of

(x) the

applicable

Relevant

Valuation

Date

and
(y) the

first

dealing

day

on

which

such

securities,

options,

warrants

or

other

rights

are
publicly

traded,

or

such

shorter

period

as

such

securities,

options,

warrants

or

other
rights are publicly traded; and
(c)
where

securities,

options,

warrants

or

other

rights

are

not

publicly

traded

on

a

stock
exchange or securities

market of adequate

liquidity (as aforesaid),

the Fair Market

Value
of

such

securities,

options,

warrants

or

other

rights

shall

be

determined

by

an
Independent Adviser,

on the basis of a commonly

accepted market valuation method

and
taking account

of such factors

as it considers

appropriate, including

the market price

per
Ordinary

Share,

the

dividend

yield

of

an

Ordinary

Share,

the

volatility

of

such

market
price, prevailing interest

rates and the terms

of such securities, options,

warrants or other
rights, including as to the expiry date and exercise price (if any) thereof.
Any amounts determined

pursuant to the

above shall be

translated into the

Relevant Currency

(if
expressed in a

currency other than

the Relevant Currency)

at the Prevailing

Rate on the

Relevant
Valuation

Date.

In

addition,

in

the

case

of

clause (a)

above,

the

Fair

Market

Value

shall

be
determined on

a gross

basis and

disregarding any

withholding or

deduction required

to be

made
on account of tax, and disregarding any associated tax credit.
" Final Cancellation Date
" means the date specified in the Trigger Event Notice

or a Viability
Event Notice, as applicable, as being the date on which any Notes in relation to which no valid
Settlement Shares Settlement Notice has been received by the Settlement Share

Depository (or its
designated agent(s)) on or before the Settlement Notice Cut-off

Date shall be cancelled, which
date is expected to be no more than 12 Business Days following the Settlement

Notice Cut-off
Date.
" FINMA
" means

the Swiss

Financial

Market Supervisory

Authority

FINMA and

any successor
thereto.
" First Reset Date " means 10 March 2030.

"
Fiscal

Agency

Agreement
" means

the fiscal

agency

agreement dated

as of

10 February

2021,
among the Issuer,

the Fiscal Agent, the

Registrar, the

Calculation Agent, the Swiss

Paying Agent
and

the

other

Agents

from

time

to

time

party

thereto,

as

may

be

amended,

supplemented

or
otherwise modified from time to time.
"
Fiscal

Agent
"

means

Deutsche

Bank

Trust

Company

Americas,

in

its

capacity

as fiscal

agent
for the Notes, and

includes any successor fiscal

agent for the Notes

appointed in accordance

with
the terms of the Fiscal Agency Agreement.
" Fixed Interest Rate " means 6.850 per cent. per annum.
"
Former

Residence
" has

the meaning

assigned to

such term

in subclause (a)(v)

of Condition 15
( Issuer Substitution ).
"
Global

Certificate
"

means

a

Regulation

S

Global

Certificate

and/or

Rule

144A

Global
Certificate, as the case may be.
"
Going-Concern

LR

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel

zur ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the leverage ratio ( Höchstverschuldungsquote ) of such bank.
"
Going-Concern

RWA

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel

zur ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the risk weighted assets ( risikogewichtete Positionen ) of such bank.
"
Governmental

Entity
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Group
"

means,

at

any

time,

the

Group

Holding

Company

and

all

its

subsidiaries

and

other
entities that

are included

in the Group

Holding Company's

consolidated capital

adequacy reports
prepared pursuant to National Regulations.
"
Group Holding

Company
" means, at any

time, the top Swiss

holding company

at such time of
the

financial

group

to

which

UBS

Group

AG

belongs

for

purposes

of

preparing

consolidated
capital adequacy reports pursuant

to National Regulations. As

at the Issue Date,

the Group Holding
Company is UBS Group AG.
"
Higher-Trigger

Amount"

means,

as

of

any

Publication

Date,

the

sum

of

(i) the

maximum
portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the

Quarterly
Financial

Accounts

or

Reviewed

Interim

Measurement,

as

the

case

may

be,

to

which

such
Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

outstanding

on

the
relevant Balance

Sheet Date

that could

be converted

into equity

and/or fully

or partially

written
down,

or

otherwise

operate

to

increase

the

CET1 Capital,

if

a

Higher-Trigger

Write-
down/Conversion

Notice

were

delivered

in

accordance

with

the

terms

thereof,

and

(ii) the
maximum

portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the
Quarterly

Financial

Accounts

or Reviewed

Interim Measurement,

as the

case may

be, to

which
such

Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

issued

after

the
relevant

Balance

Sheet

Date,

but

prior

to

such

Publication

Date,

that

could

be

converted

into
equity and/or

fully or

partially written

down, or

otherwise operate

to increase

the CET1 Capital,
if a

Higher-Trigger

Write-down/Conversion

Notice were

delivered in

accordance with

the terms
thereof, in the case of each of clauses (i)

and (ii), as determined by UBS Group

AG. For purposes
of clause (ii) of

this definition and,

in the case

of an Extraordinary

Publication Date, clause (i)

of
this definition,

the aggregate

principal

amount of

any Higher-Trigger

Contingent

Capital that

is
not denominated in the Presentation

Currency will be converted

into the Presentation Currency

at
the

applicable

prevailing

exchange

rate

on

the

last

Business

Day

preceding

the

relevant
Publication Date, as

determined by UBS Group

AG. In the case of

an Ordinary Publication

Date,
for purposes of clause (i)

of this definition, the aggregate

principal amount of any Higher

-Trigger
Contingent

Capital

that

is not

denominated

in the

Presentation

Currency

will be

converted

into
the Presentation

Currency at

the applicable

exchange rate

used for

such purposes

in the

relevant
Quarterly Financial Accounts.

"
Higher-Trigger

Contingent Capital
" means

any instrument

issued by,

or any

other obligation
of,

any

member

of

the

Group

that

(i) is

issued

or

owed

to

holders

that

are

not

members

of

the
Group

and

(ii) is

required

pursuant

to

its

terms

to

be

converted

into

equity

and/or

fully

or
partially

written

down,

or

otherwise

operating

to

increase

the

CET1 Capital,

when

the
CET1 Ratio

(or

equivalent

capital

measure

of

the

Group

described

in

the

terms

and

conditions
thereof)

falls

below

a

threshold

that

is

higher

than

the

Threshold

Ratio

(with

respect

to

the
relevant Higher-Trigger Contingent

Capital, its "
Higher-Trigger

Threshold Ratio
").
"
Higher-Trigger

Threshold

Ratio
" has

the meaning

assigned to

such term

in the

definition

of
the term "Higher-Trigger Contingent Capital".
"
Higher-Trigger

Write-down/Conversion

Date
" has

the meaning

assigned to

such term

in the
definition of the term "Higher-Trigger Write

-down/Conversion Notice".
"
Higher-Trigger

Write-down/Conversion

Notice
"

means

a

notice

delivered

pursuant

to

the
terms

of

any

Higher-Trigger

Contingent

Capital

that

notifies

the

holders

thereof

that

the
CET1 Ratio

(or

similar

measure

or

other

event

described

in

the

terms

and

conditions

of

such
Higher-Trigger

Contingent

Capital)

has

fallen

below

its

Higher-Trigger

Threshold

Ratio

and,
consequently,

that

such

Higher-Trigger

Contingent

Capital will

be

converted

into

equity and/or
fully or

partially written

down, or

otherwise operate

to increase

the CET1 Capital,

as applicable,
as of a particular

date (such date, the

"
Higher-Trigger

Write-down/Conversion Date
"). For the
avoidance of doubt, if the

terms and conditions of such Higher-Trigger

Contingent Capital permit
FINMA

to

waive

the

conversion

into

equity

and/or

write-down

of

such

Higher-Trigger
Contingent

Capital

notwithstanding

the

fact

that

the

CET1 Ratio

(or

similar

measure

or

other
event described in the terms and conditions of such Higher-Trigger

Contingent Capital) has fallen
below its Higher-Trigger

Threshold Ratio, the non-issuance of

such a waiver by FINMA between
the relevant Publication Date and

the Trigger Event

Notice Date will be deemed

equivalent to the
delivery

of

a

Higher-Trigger

Write-down/Conversion

Notice

for

purposes

of

subclause (ii)

of
Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
" Holder
" means, with respect to

any Note, the Person in

whose name the Certificate representing
such

Note

is

registered

in

the

Register.

For

the

avoidance

of

doubt,

with

respect

to

Notes
represented

by

a

Global

Certificate,

no

Indirect

Holder

or

other

Person

will

be

a

Holder

for
purposes

of

these

Terms

and

Conditions

or

such

Notes

or

have

any

rights,

or

be

owed

any
obligations by the Issuer, under such Notes.
" IBA
" means ICE Benchmark Administration® Limited (or any successor administrator of the
USD SOFR ICE Swap Rate® (or any successor label)).
"
Independent

Adviser
" means

an independent

financial institution

of international

repute or

an
independent adviser

of recognised

standing and

expertise, in

either case,

appointed by

the Issuer
at its own expense

to make any determination

that is required to

be made, or may

be made, by an
Independent Adviser under these Terms

and Conditions.
"
Independent Adviser

Determination

Cut-off Date
" has the

meaning assigned

to such term

in
subclause (i) of Condition 5(c) ( Interest – Benchmark replacement ).
"
Indirect

Holder
"

means,

with

respect

to

any

Note

represented

by

a

Global

Certificate,

any
Person

(other

than

the

Holder)

that

owns

a

beneficial

interest

in

such

Notes

through

a

bank,
broker

or

other

financial

institution

that

(i) participates

in

the

book-entry

system

of

DTC,
Euroclear,

Clearstream,

Luxembourg

and/or

any

other

clearing

system

(each,

a

"
Relevant
Clearing System
"), or

(ii) holds an

interest in

such Note

through a

participant in

the book-entry
system

of

any

Relevant

Clearing

System.

No

Indirect

Holder

will

have

any

rights,

or

be

owed
any obligations by the Issuer, under

the Notes.
"
Interest

Payment

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of
Condition 5(a) ( Interest – Interest Payment Dates ).
" Interest Period
" means each

period beginning on

(and including) an Interest

Payment Date (or,
in

the

case

of

the

first

Interest

Period,

the

Issue

Date)

and

ending

on

(but

excluding)

the

next
Interest Payment Date.

" Interest Rate
" means the Fixed Interest Rate and/or Reset Interest Rate, as the case may be.

" Issue Date " means 10 September 2024.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations
" means (i) all

classes of share capital

and participation securities

(if any) of
the Issuer

and (ii) all

other obligations

of the

Issuer that

rank, or

are expressed

to rank,

junior to
claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 3.630 per cent. per annum.
" Mid Market Swap Rate
" means, in relation to any Reset

Interest Period:
(a)
the USD SOFR ICE Swap Rate on the Reset Determination Date in relation to such Reset
Interest Period as it appears on the MMSR Page on such Reset Determination Date; or
(b)
if such

USD SOFR

ICE Swap

Rate does

not appear

on the

MMSR Page

on such

Reset
Determination

Date,

the

Reset

Reference

Bank

Rate

in

relation

to

such

Reset

Interest
Period.
"
Mid

Market

Swap

Rate

Quotation
"

means,

in

relation

to

any

Reset

Interest

Period,

the
arithmetic mean of the bid

and offered rates for

the annual fixed leg (calculated

on an Actual/360
day count basis) of a fixed-for-floating USD interest rate swap transaction that:
(a)
has

a

term

of

five

years

commencing

on

the

Reset

Date

on

which

such

Reset

Interest
Period commences; and
(b)
is in an amount that is

representative for a single transaction

in the relevant market at the
relevant time with an acknowledged dealer of good credit in the swap market;

and
(c)
has a floating leg

based on SOFR compounded

in arrear for 12 months

(calculated on an
Actual/360 day count basis).
"
MMSR

Page
"

means

Bloomberg

page

USISSO05

Index

(or

(i) such

other

page

as

may

replace
that page on

Bloomberg (or

on any successor

to Bloomberg),

or (ii) if there

is no such replacement
page on Bloomberg (or on

any successor to Bloomberg), such

other page on such other information
service,

in

the

case

of

each

of

clauses (i)

and

(ii),

on

which

the

USD

SOFR

ICE

Swap

Rate

is
displayed and as selected by the Issuer after consultation with the Calculation Agent).
" National Regulations
" means,

at any

time, (i) the

Swiss national

banking and

capital adequacy
laws,

and

(ii) the

capital

adequacy

regulations

promulgated

by

the

Swiss

Federal

Council
( Bundesrat
) or

FINMA and

the interpretation

thereof by

FINMA or

any

other

competent Swiss
authority, in

the case of each of clauses (i) and (ii), directly applicable to

UBS Group AG (and/or,
if different, the Group Holding Company) and/or the Group at such time.
"
New

Conversion

Condition
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Conversion

Condition

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (iv) of Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Conversion

Price
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Residence
"

has

the

meaning

assigned

to

such

term

in

subclause (a)(v)

of

Condition 15
( Issuer Substitution ).
"
New

York

Business

Day
"

means

a

day

(other

than

a

Saturday

or

a

Sunday)

on

which
commercial banks and foreign exchange markets settle payments generally in New York

City.
" Newco " has the meaning assigned to such term in the definition of the term "Reorganisation".

" Non-Qualifying Relevant Event " has the meaning assigned to such term in subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Notes
" means

the USD 1,500,000,000

6.850 per cent.

Tier 1

Capital Notes

issued by

the Issuer
on the Issue Date.
" OECD
" means the Organisation for Economic Co-operation

and Development.
"
Offer

Settlement

Period
"

has

the

meaning

given

to

it

in

Condition 8(h)

(
Conversion

–
Procedure for delivery

in respect of a Conversion
).
"
Ordinary Publication

Date
" means each Business Day

on which Quarterly

Financial Accounts
are published.
"
Ordinary

Shares
"

means

the

registered

ordinary

shares

of

UBS

Group

AG,

which

as

of

the
Issue Date

have

a par

value of

USD 0.10 each.

The Ordinary

Shares deliverable

on Conversion
will be newly issued from the capital

range (
Kapitalband ), conditional capital ( bedingtes Kapital )
and/or

Conversion

Capital

of

UBS

Group

AG,

and

rank
pari

passu

with

all

other

registered
ordinary shares

of UBS

Group AG

for any

and all

distributions payable

on them

on or

after the
relevant Share Creation Date.
"
Ordinary

Trigger

Event

Notice

Date
"

has

the

meaning

assigned to

such

term

in

subclause (i) of
Condition 7(b) (
Trigger Event and

Viability Event –

Trigger Event Notice
).
" Other Tier 1 Contingent Convertible Capital Note " means any capital instrument (other than the Notes) that:
(a)
is eligible
in full to be (i) treated as Additional Tier 1 Capital and

(ii) counted towards
either the Going-Concern LR Requirement or the Going-Concern

RWA

Requirement (or
both); and
(b)
subject to the terms and conditions thereof, is to be converted into Ordinary

Shares when
the CET1 Ratio (or equivalent capital measure of the Group described in the terms and
conditions thereof) falls below a certain threshold and/or a Viability

Event (or equivalent
event described in the terms and conditions thereof) occurs.
"
Parity

Obligations
"

means

(i) all

obligations

of

the

Issuer

in

respect

of

Tier 1

Instruments
(excluding any

such obligations that

rank, or are

expressed to rank,

junior to claims

in respect of
the

Notes),

and

(ii) any

other

securities

or

obligations

(including,

without

limitation,

any
guarantee,

credit

support

agreement

or

similar

undertaking)

of

the

Issuer

that

rank,

or

are
expressed to rank, pari passu with claims in respect of the Notes and/or any Parity Obligation.
"
Paying

Agent
"

has

the

meaning

assigned

to

such

term

in

subclause (c)(i)

of

Condition 9
( Payments; Agents ).
" Payment Business Day
" means a day (other than a Saturday or a Sunday) on which

commercial
banks

and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business
(including, without limitation, dealing

in foreign exchange and foreign currency

deposits) in New
York

City.
" Permitted Transactions " means:
(a)
repurchases, redemptions or other acquisitions of any Ordinary Shares in connection with
(x) any employment contract,

benefit plan or

similar arrangement with,

or for the benefit
of,

any employees,

officers,

directors or

consultants of

any member

of the

Group, (y) a
dividend

reinvestment

or

shareholder

share

purchase

plan

or

(z) the

issuance

of

any
Ordinary

Shares

(or

securities

convertible

into,

or

exercisable

for,

Ordinary

Shares)

as
consideration for an acquisition consummated by any member of the Group;
(b)
market-making in Ordinary Shares as part of the securities business of any member of the
Group;

(c)
purchases

of

fractional

interests

in

any

Ordinary

Shares

pursuant

to

the

conversion

or
exchange provisions

of (x) such

Ordinary Shares

or (y) any

security convertible

into, or
exercisable for, Ordinary Shares;
(d)
redemptions or repurchases

of Ordinary Shares pursuant

to any shareholders' rights

plan;
and
(e)
distributions in

cash or

in kind

on, or

repurchases, redemptions

or other

acquisitions of,
any Ordinary Shares as a part

of any solvent reorganisation, reconstruction, amalgamation
or merger

of any member

of the Group,

so long as

such member (or

the successor entity
resulting from such reorganisation, reconstruction,

amalgamation or merger) continues to
be a member of the Group.
" Person
" means

any

individual, corporation,

bank, partnership,

joint venture,

association, joint-
stock company, limited liability company, trust, unincorporated organisation or government or any agency or political subdivision thereof.
"
Presentation

Currency
"

means

(i) with

respect

to

any

Quarterly

Financial

Accounts,

the
presentation currency of such Quarterly Financial Accounts, and (ii) with respect to any Reviewed
Interim Measurement, the

Presentation Currency of

the Quarterly Financial

Accounts that will be
prepared for

the relevant financial

quarterly or annual

period in which

the relevant Extraordinary
Publication Date falls.
"
Prevailing

Rate
"

means,

in

respect

of

any

currencies

on

any

day,

the

spot

rate

of

exchange
between the

relevant currencies

prevailing as

at or

about 12

noon (New

York

City time)

on that
date as appearing on

or derived from

the Relevant Page or,

if such a rate

cannot be determined at
such time,

the rate

prevailing as

at or

about 12

noon (New

York

City time)

on the

immediately
preceding day

on which

such rate

can be

so determined

or,

if such

rate cannot

be so

determined
by reference

to the

Relevant Page,

the rate

determined

in such

other manner

as an

Independent
Adviser determines to be appropriate.
" Protective Measures " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
" Public Sector
" means

the government

of, or

a governmental

agency or

the central

bank in,

the
country of incorporation of the Group Holding Company.
" Publication Date
" means an Ordinary Publication Date or an Extraordinary Publication

Date, as
the case may be.
" Qualifying Relevant Event " has the meaning assigned to such term in subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
Quarterly

Financial

Accounts
"

means

(i) the

financial

statements

of

the

Group

(including,
without

limitation,

the

notes

thereto)

in

respect

of

a

financial

quarter

published

by

the

Group
Holding

Company,

which

have

been

reviewed

by

the

Auditor

in

accordance

with

the
International

Standards

on

Auditing;
provided,

however
,

that,

if

the

financial

statements

of

the
Group in respect of the last

quarter of any year are not

so reviewed, the term "Quarterly Financial
Accounts"

in

respect

of

such

quarter

will

mean

instead

the

annual

financial

statements

of

the
Group (including,

without limitation,

the notes

thereto) in

respect of

such year,

which have

been
audited

by

the

Auditor

in

accordance

with

the

International

Standards

on

Auditing

and

are
published in

the annual

report of

the Group

Holding Company

for such

year,

or (ii) in

the event
that

the

Group

does

not

publish

quarterly

financial

statements

as

described

in

clause (i)

of

this
definition,

the financial

disclosures published

by the

Group pursuant

to and

in compliance

with
FINMA

Circular

2016/01

"Capital

Adequacy

Disclosures

Banks",

as

amended

and

as

may

be
further amended

from time to

time, or pursuant

to and in

compliance with

any successor circular
or regulation applicable

to the Group

Holding Company,
provided

that such financial

disclosures
are

published

for

each

financial

quarter

and

the

interim

earnings

included

in

such

disclosures
have been reviewed by the Auditor in accordance with International Standards on Auditing.
" QIB
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of

Condition 2(b)

(
Amount,
Denomination and Form – Global Certificates ).

"
Recognised

Stock

Exchange
"

means

an

EEA

Regulated

Market,

a

regulated,

regularly
operating, recognised

stock exchange

in Switzerland

or any

other regulated,

regularly operating,
recognised stock exchange or securities market in an OECD member state.
" Record Date
" means,

with respect

to any

Scheduled Due

Date, the

last Relevant

Banking Day
immediately preceding such Scheduled Due Date.
"
Redemption

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of

Condition 6(e)
(
Redemption and Purchase – Conditions

for redemption
).
"
Redemption

Notice
" has

the meaning

assigned to

such term

in subclause

(i) of

Condition 6(e)
(
Redemption and Purchase – Conditions

for redemption
).
" Reference Period " has the meaning assigned to such term in the definition of the term "Current
Market Price".
" Register
" means the register that the Issuer will procure to

be kept by the Registrar in accordance
with the provisions of the Fiscal Agency Agreement.
" Registrar
" means

Deutsche Bank

Trust

Company

Americas, in

its capacity

as registrar

for the
Notes, and includes

any successor registrar for

the Notes appointed

in accordance with

the Fiscal
Agency Agreement.
"
Regulation

S

Global

Certificate
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 2(b) ( Amount, Denomination and Form – Global Certificates ).
"
Regulatory

Event
"

has

the meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 6(d)
(
Redemption and Purchase – Redemption

due to a Regulatory Event
).
" Relevant Accounts
" means, in respect of any Interest Payment Date, the

most recently published
audited

unconsolidated

annual

financial

statements

of

UBS

Group

AG

prepared

in

accordance
with the Swiss Code.
" Relevant Banking Day " means a day other than a Saturday or Sunday, on which banks are open for business in the place of the Specified Office of the Registrar and the Fiscal Agent.
"
Relevant Clearing

System
" has the meaning

assigned to such term

in the definition of

the term
"Indirect Holder".
"
Relevant

Currency
" means

USD or,

if at

the relevant

time or

for the

purposes of

the relevant
calculation

or

determination

there

is

a

Relevant

Stock

Exchange

but

the

New

York

Stock
Exchange

is

not

the

Relevant

Stock

Exchange

(or

is

the

Relevant

Stock

Exchange

but

the
Ordinary Shares

are not

quoted or

dealt in

thereon in

USD), the

currency in

which the

Ordinary
Shares are quoted or dealt in on the Relevant Stock Exchange at such time.
"
Relevant

Date
" means,

with respect

to any

payment,

(i) the

date on

which

such payment

first
becomes due under the Notes (the " Scheduled Due Date "), or (ii) if the full amount of the money payable on

the Scheduled

Due Date

has not

been received

by the

Fiscal Agent

on or

before the
Scheduled Due

Date, the date

on which

the full amount

of the

money due

on the Scheduled

Due
Date has been received by the Fiscal Agent.
" Relevant Event " has the meaning assigned to such term in subclause (iv) of Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Relevant Page
" means the page on Bloomberg or such other information service provider that
displays the relevant information.
" Relevant Shares " has the meaning assigned to such term in subclause (iv) of Condition 8(e)
( Conversion – Qualifying Relevant Event ).
"
Relevant

Stock

Exchange
" means

the New

York

Stock Exchange

or,

if at

the relevant

time the
Ordinary

Shares

are

not

listed

and

admitted

to

trading

on

the

New

York

Stock

Exchange,

the
principal

stock

exchange

or

securities

market

on

which

the

Ordinary

Shares

are

then

listed,
admitted to trading or quoted or accepted for dealing (if any).

" Relevant Time
" means 11:00 a.m. (New York

City time).
" Reorganisation
" means

proceedings that

effect the

interposition of

a corporation

or other

limited
liability company

("
Newco
") between the

Shareholders immediately

prior to such

proceedings (the
"
Existing

Shareholders
")

and

UBS Group

AG,
provided

that

(i) only

ordinary

shares

or units

or
equivalent

of Newco

or depositary

or other

receipts or

certificates representing

ordinary shares

or
units or equivalent

of Newco are issued

to Existing Shareholders,

(ii) immediately after completion
of such

proceedings the

only holders

of ordinary

shares, units

or equivalent

of Newco

or the

only
holders

of

depositary

or

other

receipts

or

certificates

representing

ordinary

shares

or

units

or
equivalent

of

Newco,

as

the

case

may

be,

are

Existing

Shareholders

holding

in

the

same
proportions

as

immediately

prior

to

completion

of

such

proceedings,

(iii) immediately

after
completion

of such

proceedings,

Newco

is (or

one

or

more wholly

-owned

subsidiaries

of

Newco
are) the

only shareholder

of UBS

Group AG,

(iv) all subsidiaries

of UBS

Group AG

immediately
prior to such

proceedings (other than

Newco, if Newco is

then a subsidiary of

UBS Group AG) are
subsidiaries of

UBS Group

AG (or

of Newco)

immediately after

completion of

such proceedings,
and

(v)

immediately

after

completion

of

such

proceedings,

UBS

Group

AG

(or

Newco)

holds,
directly or

indirectly,

the same

percentage of

the ordinary

share capital

and equity

share capital

of
those subsidiaries as was held by UBS Group AG immediately prior to such proceedings

.
"
Reset

Date
"

means

the

First

Reset

Date

and

each

day

that

falls

on

the

fifth

anniversary

of

the
immediately preceding Reset Date.
"
Reset

Determination

Date
" means,

in relation

to any

Reset Interest

Period,

the day

falling

two
Business Days prior to the Reset Date on which such Reset Interest Period commences.
"
Reset

Interest

Amount
"

has

the

meaning

assigned

to

such

term

in

Condition 5(b)

(
Interest

–
Determination of the

Mid Market Swap Rate,

the Reset Interest

Rate and the Reset

Interest Amount
in relation to each Reset Interest

Period
).
"
Reset

Interest

Period
"

means

each

period

from

(and

including)

any

Reset

Date

and

ending

on
(but excluding) the next Reset Date.
"
Reset

Interest

Rate
" means,

in relation

to any

Reset Interest

Period, the

sum of

the Margin

and
the Mid Market Swap Rate in relation to such Reset Interest Period.
"
Reset Reference

Bank Rate
" means,

in relation

to any Reset

Interest Period,

the percentage

rate
(rounded,

if

necessary,

to

the

fifth

decimal

place,

with

0.000005

being

rounded

upwards)
determined by the Calculation Agent as follows:
(a)
the

Calculation

Agent

will

request

each

Reset

Reference

Bank

to

provide

it

with

such
Reset Reference Bank's Mid Market Swap Rate Quotation

in relation to such Reset Interest
Period as

at the

Relevant Time

on the

Reset Determination

Date in

relation to

such Reset
Interest Period; and
(b)
if at least

three such

Mid Market Swap

Rate Quotations are

provided, the Reset

Reference
Bank Rate will be

the arithmetic mean of the

Mid Market Swap Rate

Quotations provided,
eliminating the highest

Mid Market Swap

Rate Quotation (or,

in the event

of equality,

one
of

the

highest)

and

the

lowest

Mid

Market

Swap

Rate

Quotation

(or,

in

the

event

of
equality, one of the lowest);

or
(c)
if

only

two

such

Mid

Market

Swap

Rate

Quotations

are

provided,

the

Reset

Reference
Bank Rate will be

the arithmetic mean of the

Mid Market Swap Rate

Quotations provided;
or
(d)
if only

one such

Mid Market

Swap Rate

Quotation is

provided, the

Reset Reference

Bank
Rate will be the Mid Market Swap Rate Quotation provided; or
(e)
if no

such

Mid

Market

Swap

Rate

Quotations

are

provided,

the

Reset

Reference

Bank
Rate

will

be

(i) if

such

Reset

Determination

Date

is

in

relation

to

any

Reset

Interest
Period other than the

Reset Interest Period commencing

on the First Reset Date,

the Mid
Market

Swap

Rate

in

respect

of

the

immediately

preceding

Reset

Interest

Period,

or
(ii) if

such

Reset

Determination

Date

is

in

relation

to

the

Reset

Interest

Period
commencing on the First Reset Date, 3.220 per cent. per annum.

"
Reset

Reference

Banks
" means

five major

banks in

the swap,

money,

securities or

other market
most closely connected with the

Mid Market Swap Rate, as selected by the

Issuer after consultation
with the Calculation Agent.
" Restructuring Proceedings " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
"
Reviewed

Interim

Measurement
"

means

an

interim

measurement

of

the

CET1 Ratio,

with
respect

to

which

the

Auditor

has

performed

procedures

in

accordance

with

the

International
Standard on

Related Services

(and relevant

Swiss standards

and practices)

applicable to

agreed-
upon procedures engagements.
" Rule 144A
" has

the meaning

assigned to

such term

in subclause (i)

of Condition 2(b)

(
Amount,
Denomination and Form – Global Certificates ).
"
Rule

144A

Global

Certificate
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 2(b) ( Amount, Denomination and Form – Global Certificates ).
"
Scheduled

Due

Date
"

has

the

meaning

assigned

to

such

term

in

the

definition

of

the

term
"Relevant Date".
" Securities
" means any shares in

the capital of UBS Group AG,

or any options, warrants or other
rights to

subscribe for

or purchase

or acquire

shares in

the capital

of UBS

Group AG,

excluding
all Other Tier 1 Contingent Convertible

Capital Notes (and each a "
Security ").
"
Senior

Obligations
"

means

all

obligations

of

the

Issuer

that

are

unsubordinated

or

that

are
subordinated and do not constitute either Junior Obligations or Parity Obligations.
"
Settlement Agency

Agreement
" means the Settlement Agency

Agreement dated as of the Issue
Date,

between

the

Issuer

and

the

Settlement

Agent,

as

amended,

supplemented

or

otherwise
modified from time to time.
"
Settlement

Agent
"

means

UBS

AG,

in

its

capacity

as

settlement

agent

for

the

Notes,

and
includes any

successor settlement

agent for

the Notes

appointed in

accordance with

these Terms
and Conditions.
" Settlement Date " means:
(a)
with respect to any Note in

relation to which a valid Settlement

Shares Settlement Notice
is received

by the

Settlement Share

Depository (or

any of

its agents

designated for

such
purpose

in

the

Trigger

Event

Notice

or

Viability

Event

Notice,

as

applicable)

on

or
before the Settlement Notice Cut-off Date,
(i)
if

the

Trigger

Event

Notice

specified

that

the

Issuer

will

not

appoint

a
Settlement

Shares

Offer

Agent

to

conduct

a

Settlement

Shares

Offer

or

if

the
Issuer gave a Viability

Event Notice, the date that is two

Business Days after the
date

on

which

the

relevant

Settlement

Shares

Settlement

Notice

has

been

so
received by the Settlement Share Depository (or such agent); or
(ii)
if

the

Trigger

Event

Notice

specified

that

the

Issuer

will

appoint

a

Settlement
Shares

Offer

Agent

to

conduct

a

Settlement

Shares

Offer,

the

date

that

is

two
Business

Days

after

the

later

of

(x) the

date

on

which

the

Offer

Settlement
Period expires or is terminated

and (y) the date on which

the relevant Settlement
Shares

Settlement

Notice

has

been

so

received

by

the

Settlement

Share
Depository (or such agent); and
(b)
with respect to any Note in

relation to which a valid Settlement

Shares Settlement Notice
is not

received

by

the Settlement

Share

Depository

(or

any of

its agents

designated

for
such purpose

in the Trigger

Event Notice or

Viability

Event Notice, as

applicable) on

or
before

the

Settlement

Notice

Cut-off

Date,

the

date

on

which

the

Settlement

Share
Depository delivers

the relevant

Ordinary Shares

and/or cash

proceeds of

the Settlement
Shares

Offer,

as

applicable,

to

which

the

Holder

of

such

Note

is

entitled

pursuant

to
Condition 8 ( Conversion ) to such Holder.

"
Settlement Notice

Cut-off Date
" means

the date

specified as

such in

the Trigger

Event Notice
or Viability

Event Notice,

as applicable,

which date

shall be at

least 20 Business

Days following
the applicable Suspension Date.
"
Settlement

Share

Depository
"

means

a

reputable

independent

financial

institution,

clearing
institution, trust

company or

similar entity,

to be

appointed by

the Issuer

on or

prior to

any date
when

a

function

ascribed

to

the

Settlement

Share

Depository

in

these

Terms

and

Conditions

is
required

to

be

performed

to

perform

such

functions,

who

will

hold

Ordinary

Shares

in

a
designated

trust

account

for

the

benefit

of

the

Holders

and

otherwise

on

terms

consistent

with
these Terms and

Conditions.
" Settlement Shares Offer " has the meaning given to it in Condition 8(h) ( Conversion –
Procedure for delivery

in respect of a Conversion
).
" Settlement Shares Offer Agent " has the meaning given to it in Condition 8(h) ( Conversion –
Procedure for delivery

in respect of a Conversion
).
" Settlement Shares Settlement Notice " has the meaning given to it in Condition 8(j)
(
Conversion – Delivery of Ordinary Shares

and cash proceeds received

from a Settlement Shares
Offer ).
"
Share

Creation

Date
"

means,

in

relation

to

Ordinary

Shares

to

be

issued

and

delivered

on
Conversion, the

date falling

after the relevant

Trigger Event

Notice or Viability

Event Notice,

as
the case may be, and

on or prior to the

applicable Conversion Date on

which as a matter of Swiss
law the relevant Ordinary Shares are paid up.
" Shareholders " means the holders of Ordinary Shares.
" SOFR
" means the

daily Secured Overnight

Financing Rate

provided by the

Federal Reserve

Bank
of New York,

as the administrator of such rate (or any successor administrator of such rate).
"
Specified

Office
" means

(i) in

the case

of Deutsche

Bank Trust

Company

Americas,

as Fiscal
Agent, Paying

Agent and

Registrar,

Trust

and Agency

Services, 1

Columbus Circle,

17th Floor,
Mail Stop: NYC01-1710,

New York,

NY 10019, USA,

Attn: Corporates Team,

UBS Group AG,
(ii) in

the

case

of

UBS

AG,

as

Swiss

Paying

Agent,

Calculation

Agent

and

Settlement

Agent,
Bahnhofstrasse 45,

8001 Zurich,

Switzerland, (iii) in

the case

of any

other Agent,

such office

as
is

notified

by

the

Issuer

to

the

Holders

in

accordance

with

Condition 14

(
Notices
)

as

soon

as
practicable

after

the

appointment

of

such

Agent,

and

(iv) in

the

case

of

the

Settlement

Share
Depository,

the office

designated as such

in the relevant

Trigger Event

Notice or Viability

Event
Notice,

as

the

case

may

be,

or,

in

the

case

of

each

of

clauses (i),

(ii),

(iii)

and

(iv),

such

other
office as

the relevant

Agent or

Settlement Share

Depository may

designate from

time to

time by
providing notice to the Issuer and the Holders in accordance with Condition

14 (
Notices ).
"
Substitute

Issuer
" has

the meaning

assigned to

such term

in clause (a)

of Condition 15

(
Issuer
Substitution ).
"
Substitution

Documents
"

has

the

meaning

assigned

to

such

term

in

subclause (a)(iv)

of
Condition 15 ( Issuer Substitution ).
"
Substitution

or

Amendment

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (b)(iii) of Condition 13 ( Meetings of Holders; Substitution and Amendment ).
"
Suspension

Date
"

means

the

date

specified

in

the

Trigger

Event

Notice

or

Viability

Event
Notice,

as

applicable,

as

the date

on

which

the

Depositary

is

expected

to

suspend

all

clearance
and

settlement

of

transactions

in

the

Notes

in

accordance

with

its

rules

and

procedures,

which
date is expected to be, if such Trigger Event Notice

specifies that the Issuer will appoint

a

Settlement

Shares

Offer

Agent

to

conduct

a

Settlement

Shares

Offer,

as

proximate

to

the
expiration

or

termination

of

the

Offer

Settlement

Period

as

is

reasonably

practicable

in
accordance with the rules and procedures of the Depositary; provided , however , that, for purposes of Condition 8(j)

(
Conversion –

Delivery of Ordinary

Shares and

cash proceeds

received from

a
Settlement

Shares

Offer
)

only,

if

the

date

on

which

the

Depositary

actually

suspends

such
clearance

and

settlement

is

different

from

the

date

specified

in

the

Trigger

Event

Notice

or
Viability

Event

Notice,

as applicable,

then

"Suspension

Date"

will mean

the

date

on

which

the
Depositary actually suspends such clearance and settlement.
"
Swiss

Banking

Act
"

means

the

Swiss

Federal

Act

on

Banks

and

Savings

Institutions

of
8 November 1934, as amended and as may be further amended from time to time.
" Swiss Code
" means the

Swiss Code of

Obligations of 30 March

1911, as

amended and as

may be
further amended from time to time.
"
Swiss Paying

Agent
" has

the meaning

assigned to

such term

in subclause (c)(i)

of Condition 9
( Payments; Agents ).
"
Swiss

Resolution

Power
"

means

any

statutory

power

of

FINMA

that

it

may

exercise

during
Restructuring

Proceedings

as set

forth

in article

28 et

seqq. of

the Swiss

Banking

Act or

in any
implementing

ordinance

or

successor

Swiss

law

or

regulation

or

analogous

Swiss

law

or
regulation applicable to bank holding

companies incorporated under the laws

of Switzerland such
as UBS Group AG,

including, without

limitation, the

power to

(i) transfer the

assets of the

entity
subject

to

such

Restructuring

Proceedings,

or

portions

thereof,

together

with

such

entity's debt,
other

liabilities and

contracts, or

portions thereof,

to another

entity,

(ii) stay

(for a

maximum

of
two business days) the termination

of, or the exercise of (w) rights to terminate,

(x) netting rights,
(y) rights

to

enforce

or

dispose

of

certain

types

of

collateral

or

(z) rights

to

transfer

claims,
liabilities

or

certain

collateral

under,

contracts

to which

the entity

subject to

such Restructuring
Proceedings

is

a

party,

(iii) partially

or

fully

convert

the

debt

of

the

entity

subject

to

such
Restructuring Proceedings

into equity,

and/or (iv) partially or

fully write-down

the obligations of
the entity subject to such Restructuring Proceedings.
"
Tax

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 6(c)
(
Redemption and Purchase – Redemption

due to a Tax

Event
).
" Tax Jurisdiction " means Switzerland.
" Taxes " has the meaning assigned to such term in clause (a) of Condition 10 ( Taxation ).
" Threshold Ratio " means 7 per cent.
"
Tier

1

Capital
"

means

Additional Tier

1

Capital

or any

item that

qualifies

as common

equity
tier 1 capital pursuant to National Regulations.
"
Tier

1

Instruments
"

means

any

and

all

(i) securities

or

other

obligations

(other

than

Tier 1
Shares)

issued

by

UBS

Group

AG

or

(ii) shares,

securities,

participation

securities

or

other
obligations

(other than

Tier 1

Shares) issued

by a

subsidiary of

UBS Group

AG and

having

the
benefit of

a guarantee,

credit support

agreement or

similar undertaking

of UBS

Group AG,

each
of

which

shares,

securities,

participation

securities

or

other

obligations

described

in

clauses (i)
and

(ii)

of

this

definition

qualify,

or

are

issued

in

respect

of

a

security

that

qualifies,

as

Tier 1
Capital

of

the

Group

and/or

UBS

Group

AG

(without

regard

to

quantitative

limits

on

such
capital) on a consolidated ( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Tier

1

Shares
"

means all

classes of share

capital and

participation certificates

(if any) of UBS
Group AG

or any

subsidiary of

UBS Group

AG that

qualify as

common equity

tier 1 capital

of
the Group

and/or UBS

Group AG

under National

Regulations on

a consolidated

(
Finanzgruppe )
or on an unconsolidated ( Einzelinstitut ) basis.
"
Trigger

Breach Determination Date
" has the meaning assigned to such term in subclause (i) of
Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).

"
Trigger

CET1 Ratio
" means, as of any Publication

Date, (i) the sum of (x) the CET1 Capital

as
of

the

relevant

Balance

Sheet

Date

and

(y) the

Higher-Trigger

Amount

as

of

such

Publication
Date,

divided

by

(ii) the

BIS

Risk

Weighted

Assets

as

of

the

relevant

Balance

Sheet

Date,
expressed as a percentage.
"
Trigger

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 7(a)
(
Trigger Event and Viability

Event – Trigger Event
).
"
Trigger Event Conversion

Date
" has the meaning assigned to such term in subclause (i) of
Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice).
"
Trigger

Event Notice
" has the meaning assigned to such term in subclause (i)

of Condition 7(b)
(
Trigger Event and Viability

Event – Trigger Event Notice
).
"
Trigger

Event Notice Date
" means an Ordinary Trigger

Event Notice Date or an

Extraordinary
Trigger Event Notice Date, as the case may be.
" US " or " United States
" means the

United States of

America (including

the States and the

District
of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
"
US Exchange

Act
" means the

US Securities Exchange

Act of 1934,

as amended and

as may be
further amended from time to time.
"
US Investment

Company

Act
" means

the US

Investment Company

Act of

1940, as

amended
and as may be further amended from time to time.
"
US

Securities

Act
"

means

the

US

Securities

Act

of

1933,

as

amended

and

as

may

be further
amended from time to time.
"
US Transfer

Agent
" means

Computershare Trust

Company,

N.A., in

its capacity

as US

transfer
agent

for

the

Ordinary

Shares,

and

includes

any

successor

US

transfer

agent

for

the

Ordinary
Shares that may be appointed by UBS Group AG from time to time.
" USD " means United States dollars.
"
USD

SOFR

ICE

Swap

Rate
"

means,

on

any

Reset

Determination

Date,

the

USD

SOFR

ICE
Swap Rate® (or any successor label for such

rate applied by IBA) published by IBA that

represents
the

annual

mid

rate

as

of

the

Relevant

Time

on

such

Reset

Determination

Date

for

USD

swap
transactions with

a term

of five

years and

a floating

leg based

on SOFR

compounded in

arrear for
12 months.
"
Viability

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 7(c)
(
Trigger Event and Viability

Event – Viability

Event
).
"
Viability

Event

Conversion

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 7(c) (
Trigger Event and Viability

Event – Viability Event
).
"
Viability

Event

Notice
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 7(c) (
Trigger Event and Viability

Event – Viability Event
).
"
Volume

Weighted

Average

Price
" means,

in respect

of an

Ordinary

Share or

other Security

on
any

dealing

day,

the order

book

volume-weighted

average price

(rounded

to

the

same

number

of
decimal places

as the

initial Conversion

Price) of

an Ordinary

Share or

such other

Security,

as the
case may

be, published

on or

by or

derived from

(i) in the

case of

an Ordinary

Share, the

relevant
Bloomberg

page,

or

(ii) in

the

case

of

a

Security

other

than

Ordinary

Shares,

the

principal

stock
exchange or securities

market on which such

Security is then listed

or quoted or dealt

in, if any,

or,
in the

case of

each of

clauses (i) and

(ii), such

other source

as an

Independent Adviser

determines
to be

appropriate,

on such

dealing day,
provided

that if

on any

such dealing

day such

price is

not
available

or

cannot

otherwise

be

determined

as

provided

above,

the

Volume

Weighted

Average
Price of

an Ordinary

Share or

such other

Security,

as the

case may

be, in

respect of

such dealing
day

shall be

(i) the

Volume

Weighted

Average

Price, determined

as provided

above, on

the most
recently preceding

dealing day on

which the same

can be so

determined, or (ii)

determined in such
other manner as an Independent Adviser determines to be appropriate

.

2.
AMOUNT, DENOMINATION

AND FORM
(a)
Amount and denomination
The

initial

aggregate

principal

amount

of

the

Notes

will

be

USD 1,500,000,000.

The
Notes will be issued to Holders

in minimum denominations of USD 200,000

and integral
multiples of USD 1,000 in excess

thereof. The Notes may be held

and transferred only in
minimum denominations of

USD 200,000 and integral

multiples of USD 1,000

in excess
thereof.
(b)
Global Certificates
(i)
Notes

that

are

initially

sold

in

the

United

States

to

"qualified

institutional
buyers"

(each,

a

"
QIB
")

within

the

meaning

of

Rule

144A

under

the

US
Securities Act (" Rule 144A ") are initially represented by one or more permanent registered global certificates

(each, a "
Rule 144A

Global Certificate
"), without
interest

coupons,

deposited

with

the

Fiscal

Agent

as

custodian

for,

and
registered

in

the

name

of

Cede

&

Co.

as

nominee

for,

DTC.

Notes

that

are
initially sold

in an "offshore

transaction" within

the meaning

of Regulation

S of
the

US

Securities

Act

are

initially

represented

by

one

or

more

permanent
registered

global

certificates

(each,

a

"
Regulation

S

Global

Certificate
"),
without interest

coupons, deposited

with the

Fiscal Agent

as custodian

for,

and
registered in

the name

of Cede

& Co.

as nominee

for, DTC,
provided

that upon
such

Regulation

S

Global

Certificate's

deposit,

all

beneficial

interests

in

the
Notes

represented

thereby

are

maintained

at

or

through

Euroclear

and/or
Clearstream,

Luxembourg

until

expiration

of

the

Distribution

Compliance
Period. The

form of Regulation

S Global Certificate

and the form

of Rule 144A
Global

Certificate

are

set

out

in

the

Fiscal

Agency

Agreement,

which

will

be
made

available

by the

Registrar

to

any

Holder

or Indirect

Holder

upon

written
request.
(ii)
The aggregate

principal amount

of the

Notes represented

by each

of the

Global
Certificates

may

from

time

to

time

be

increased

or

decreased

by

adjustments
made on

the records

of the Registrar.

Each Global

Certificate shall

have affixed
a

schedule

for

the

purpose

of

recording

adjustments

in

the

aggregate

principal
amount thereof; provided , however
, that,

in the

event of

a discrepancy

between
the principal

amounts recorded

on such

schedule and

the amounts

listed on

the
records

of

the

Registrar,

the

principal

amounts

listed

on

the

records

of

the
Registrar will

control. Any

beneficial interest

of an

Indirect Holder

in any

Note
represented by

one of the

Global Certificates that

is transferred

to a Person

who
takes

delivery

in

the

form

of

a

beneficial

interest

in

such

Note

represented

by
another Global Certificate

will, upon transfer,

cease to be a

beneficial interest in
such first Global

Certificate and become

a beneficial interest

in the other

Global
Certificate and,

accordingly, will

thereafter be subject

to all transfer

restrictions,
if

any,

and

other

procedures

applicable

to

beneficial

interests

in

such

other
Global Certificate for as long as it retains such an interest.
(iii)
So

long

as

the

Notes

are

represented

by

one

or

more

Global

Certificates
deposited

with, or

with a

custodian for,

the Depositary,

the Holder

of a

Global
Certificate

may

grant

proxies

and

otherwise

authorise

any

Person,

including,
without limitation,

participants of

a Relevant

Clearing System

and Persons

that
may hold

interests through

such participants,

to take

any action

that the

Holder
is

entitled

to

take

under

these

Terms

and

Conditions

or

the

Notes

(including,
without limitation,

delivery of

a Settlement

Shares Settlement

Notice following
a

Trigger

Event

or

a

Viability

Event

in

accordance

with

Condition 8(j)
(
Conversion –

Delivery of

Ordinary

Shares

and cash

proceeds

received

from

a
Settlement

Shares

Offer
)),

and

nothing

in

these

Terms

and

Conditions

will
prevent

the Issuer

or the

Agents or

the Settlement

Share Depository

(if any)

or
any

of

their

respective

agents

from

giving

effect

to

any

such

proxies

or

other
authorisations furnished by the Holder of a Global Certificate for purposes of this

subclause (b)(iii).

Although

the

Holders

are

the

only

Persons

entitled

to
participate

in,

and

vote

at,

any

meeting

of

Holders,

so

long

as

the

Notes

are
represented

by

one

or

more

Global

Certificates

deposited

with,

or

with

a
custodian for,

the Depositary,

the Holder of

a Global Certificate shall

(A) obtain
instructions

from

the

relevant

Indirect

Holders

in

respect

of

any

meeting

of
Holders,

(B) vote

at

such

meeting

in

respect

of

each

Note

represented

by

such
Global Certificate in

accordance with the

instructions received from

the relevant
Indirect Holder

and (C) abstain

from representing

any Note represented

by such
Global

Certificate

at

a

meeting

of

Holders

for

which

it

has

not

received

an
instruction

from

the

relevant

Indirect

Holder.

Only

the

Notes

represented

by
such

Global

Certificate

for

which

the

Holder

received

an

instruction

by

the
relevant Indirect

Holder to

take part

at a

meeting of

Holders will

be deemed

to
be present or represented at such meeting.
(c)
Definitive Certificates
(i)
Definitive

Notes

in

registered

form

(each,

a

"
Definitive

Certificate
")

shall

be
issued, and

a Global Certificate

will be exchanged,

in whole, but

not in part,

for
Definitive Certificates, if (and only if):
(A)
the Depositary

notifies the

Issuer that

it is

no longer

willing or

able to
discharge properly its responsibilities as depositary with respect to some
or

all

of

the

Global

Certificates,

or

ceases

to

be

a

"clearing

agency"
registered under the US Exchange Act; or
(B)
at

any

time

the

Depositary

is

no

longer

eligible

to

act

as

such,

or

the
Notes
cease

for

any

reason

to

be

eligible

for

clearing

through

the
Depositary,

and

the

Issuer

is

unable

to

locate

a

qualified

successor
within 90 days of receiving notice of such ineligibility

of the Depositary
or of the Notes, as the case may be, from or on behalf of

the Depositary;
or
(C)
issuance

of

the

Definitive

Certificates

is

required

by

Swiss

or

other
applicable

laws

or

regulations

in

connection

with

the

enforcement

of
rights under the Notes; or
(D)
the Issuer provides its consent.
(ii)
If a

Global Certificate

is to

be exchanged

for Definitive

Certificates pursuant

to
subclause (i) above,

the Issuer

will procure

the prompt

delivery (free

of charge)
of

Definitive

Certificates

to

the

Fiscal

Agent,

duly

executed

without

interest
coupons, registered

in the names

of the relevant

Indirect Holders,

addresses and
denominations provided

in a written

notice to

be given by

the Depositary

or the
Issuer

to

the

Fiscal

Agent

(which

notice

shall

be

given

subject

to

the
Depositary's

procedures

and

also

specify

the

taxpayer

identification

number,

if
any,

of

each

Person

in

whose

name

such

Definitive

Certificates

are

to

be
registered).

Upon

written

direction

of

the

Issuer,

the

Fiscal

Agent

will

deliver
such

Definitive

Certificates

to

the

Holders

thereof

no

later

than

five

Business
Days

after

receipt

by

the

Fiscal

Agent

of

the

written

notice

provided

by

the
Depositary

(or

the

Issuer,

as

applicable)

referred

to

above

(and

any

other
necessary

information

as

the

Fiscal

Agent

may

reasonably

request

from

the
Issuer at

such time).

The Fiscal

Agent

shall promptly

cancel and

deliver to

the
Issuer

the

surrendered

Global

Certificates.

The

form

of

Definitive

Certificate
that will be

issued in exchange

for a beneficial

interest in a

Note represented

by
a

Rule

144A

Global

Certificate

and

the form

of Definitive

Certificate

that

will
be

issued

in

exchange

for

a

beneficial

interest

in

a

Note

represented

by

a
Regulation

S

Global

Certificate

are

set

out

in

the

Fiscal

Agency

Agreement,
which will

be made

available by

the Registrar

to any

Holder or

Indirect Holder
upon written request
.
(iii)
If

Definitive

Certificates

have

been

issued

pursuant

to

this Condition

2(c),

any
Definitive Certificate that

is lost, stolen,

mutilated, defaced or

destroyed may be
replaced, subject to applicable laws and regulations, at the

Specified Office of the

Fiscal

Agent

upon

payment

by

the

claimant

of

the

fees,

costs

and

expenses
incurred by

the Fiscal Agent

and the Issuer

in connection therewith

and on such
terms as

to evidence,

security and

indemnity (which

may provide,

among other
things,

that

if

the

Definitive

Certificate

allegedly

or

actually

lost,

stole

or
destroyed is subsequently

presented for payment there

shall be paid to

the Issuer
on

demand

the

amount

payable

by

the

Issuer

in

respect

of

such

Definitive
Certificate

subsequently

presented)

as

the

Issuer

may

require.

Mutilated

or
defaced Definitive

Certificates must

be surrendered

before replacements

will be
issued.
3.
TRANSFER
(a)
General
(i)
Subject

to

clauses (b)

and

(c)

of

this

Condition 3,

title

to

Notes

will

pass

on
transfer

by

assignment

(
Zession
)

and

due

registration

in

the

Register.

All
transfers

of

Notes

and

entries

on

the

Register

will

be

made

subject

to

the
provisions

concerning

transfers

of

Notes

set

forth

in

the

Fiscal

Agency
Agreement,

which

will

be

made

available

by

the

Registrar

to

any

Holder

or
Indirect Holder upon written request.
(ii)
Transfers

of

Notes,

or

of

beneficial

interests

in

Notes

represented

by

Global
Certificates, may be

made only in

accordance with the

legend set forth

upon the
face

of

the

applicable

Global

Certificate

or

Definitive

Certificate,

and

the
Registrar will

not be

required

to accept

for

registration

of transfer

any

Note or
beneficial interests in

Notes except upon presentation

of evidence satisfactory to
the

Fiscal

Agent

and

the

Registrar

that

such

transfer

is

being

made

in
compliance with such legend.
(iii)
Transfers

of

Notes

and

the

issue

of

new

Global

Certificates

or

Definitive
Certificates, as

the case

may be,

on transfer

will be

effected

without charge

by
or on behalf

of the Issuer or

the Registrar,

but upon payment

of any tax

or other
governmental

charges

that

may

be

imposed

in

relation

to

the

transfer

(or

the
giving

of

such

indemnity

as the

Fiscal Agent

or

the

Registrar

may

require)

by
the Holder.
(iv)
No Holder may require the transfer

of a Note to be registered (x) if the

Notes are
to be

redeemed pursuant

to Condition 6

(
Redemption and

Purchase
), during

the
period

of

15 days

ending

on

(and

including)

the

relevant

Redemption

Date,

or
(y) during the

period of

15 days ending

on (and

including) the

Record Date

for
any Interest Payment Date
.
(v)
No

Person

(including

any

Indirect

Holder)

other

than

the

Holder(s)

will

have
any rights, or

be owed any

obligations by

the Issuer,

under the Notes.

Payments
of principal,

interest or

any other

amount in

respect of

Notes will

be made

only
to the

Person shown

on the

Register as

the registered

holder of

such Note

(i.e.,
the Holder) at close of business on the relevant Record Date.
(b)
Transfer of Notes represented

by a Global Certificate
(i)
Global Certificates may be transferred

only in whole, but not in part,

and only to
a Relevant Clearing System or any of their respective successors or nominees, in
each case

located

outside of

Switzerland,

except

as provided

below.

Beneficial
interests of Indirect

Holders in Notes

represented by

Global Certificates may

be
transferred

only

in

accordance

with

the

rules

and

procedures

of

such

Relevant
Clearing

System,

the

provisions

of

the

Fiscal

Agency

Agreement

and

this
Condition 3(b).
(ii)
A beneficial

interest in

a Note

represented by

a Regulation

S Global

Certificate
may

be

transferred

to

a

Person

who

takes

delivery

in

the

form

of

a

beneficial
interest

in

a

Note

represented

by

a

Rule

144A

Global

Certificate

during

the

Distribution

Compliance

Period,

only

if

such

exchange

occurs

in

connection
with a transfer of beneficial

interests in the Notes pursuant to

Rule 144A and the
transferor first delivers

to the Fiscal Agent

and the Registrar a

written certificate
substantially in

the form

of a

certificate available

on request

from the

Registrar
to the

effect

that the

beneficial

interests

in the

Notes are

being

transferred

to a
Person

who

the

transferor

reasonably

believes

is

a

QIB

within

the

meaning

of
Rule

144A

under

the

US Securities

Act,

purchasing

the

beneficial

interests

in
the Notes

for its

own account

or the

account of

a QIB

in a

transaction meeting
the requirements

of Rule

144A and

in accordance

with all

applicable securities
laws of the states of the United States and other jurisdictions.
(iii)
A

beneficial

interest

in

a

Note

represented

by

a

Rule

144A

Global

Certificate
may

be

transferred

to

a

Person

who

takes

delivery

in

the

form

of

a

beneficial
interest

in

a

Note

represented

by

a

Regulation

S

Global

Certificate,

whether
before or

after the

expiration of

the Distribution

Compliance Period,

only if

the
transferor first delivers to

the Fiscal Agent

and the Registrar a

written certificate
substantially in the form of a certificate available

on request from the Registrar to
the

effect

that

the

transfer

is

being

conducted

in

compliance

with

Rule

903

or
Rule 904 of Regulation S under

the US Securities Act.
(iv)
Until the termination

of the Distribution

Compliance Period,

beneficial interests
in

any

Regulation

S

Global

Certificate

may

be

held

only

through

participants
acting

for

and

on

behalf

of

Euroclear

and/or

Clearstream,

Luxembourg,
provided

that

this

subclause (iv)

shall

not

prohibit

any

transfer

in

accordance
with subclause (ii) above.
(c)
Transfer of Notes represented

by a Definitive Certificate
(i)
If and

when Definitive

Certificates have

been issued

pursuant to

Condition 2(c)
(
Amount, Denomination

and Form –

Definitive Certificates
), one or

more Notes
may

be transferred

only in

accordance with

the legends

set forth

upon the

face
of

the

relevant

Definitive

Certificate

and

only

upon

the

surrender

(at

the
Specified Office

of the Registrar)

of the Definitive

Certificate representing

such
Notes

to

be

transferred,

together

with

the

form

of

transfer

attached

to

such
Definitive Certificate (or

another form of

transfer substantially in

the same form
and

containing

the

same

representations

and

certifications

(if

any),

unless
otherwise

agreed

by

the

Issuer),

duly

completed

and

executed

and

any

other
evidence

as the

Fiscal Agent

and

the Registrar

may

reasonably

require.

A new
Definitive Certificate shall be issued to the transferee

in respect of the Notes that
are the

subject of

the relevant

transfer and,

in the

case of

a transfer

of part

only
of a holding of Notes represented

by one Definitive Certificate, a

new Definitive
Certificate in

respect of

the balance

of the

Notes not

transferred shall

be issued
to the

transferor.

In the

case of

a transfer

of Notes

to a

Person who

is already

a
Holder,

a

new

Definitive

Certificate

representing

the

enlarged

holding

may

be
issued

but

only

against

surrender

of

the

Definitive

Certificate

representing

the
existing holding of such Person.
(ii)
Each

new

Definitive

Certificate

to

be

issued

pursuant

to

Condition 2(c)
(
Amount,

Denomination

and

Form

–

Definitive

Certificates
)

shall

be

available
for

delivery

within

three

Relevant

Banking

Days

of

receipt

of

the

form

of
transfer

and

surrender

of

the

relevant

Definitive

Certificate.

Delivery

of

new
Definitive Certificate(s) will be

made at the Specified

Office of the Fiscal

Agent
to

which

delivery

and

surrender

of

such

form

of

transfer

and

Definitive
Certificate or,

as the

case may

be, surrender

of such

Definitive Certificate,

will
have been

made or,

at the

option of

the relevant

Holder and

as specified

in the
relevant form of

transfer or otherwise

in writing, be

mailed by uninsured

post at
the risk

of the

Holder entitled

to the

new Definitive

Certificate to

such address
as

may

be

so

specified,

unless

such

Holder

requests

otherwise

and

pays

in
advance

to

the

Fiscal

Agent

the

costs

of

such

other

method

of

delivery

and/or
such insurance as it may specify.

(d)
Rule 144A
Each

Note that

is initially

sold in

the United

States to

a QIB

will not

be registered

under
the

US

Securities

Act,

or

with

any

securities

regulatory

authority

of

any

state

or

other
jurisdiction

of

the

United

States

and

may

not

be

sold,

pledged

or

otherwise

transferred,
except (i) in accordance

with Rule 144A to

a Person that the

Holder and any

Person acting
on its behalf

reasonably believe

is a QIB

that is acquiring

the Notes for

its own account or
for

the

account

of

one

or

more

QIBs,

(ii) in

an

offshore

transaction

in

accordance

with
Rule

903

or

904

of

Regulation

S

under

the

US

Securities

Act,

(iii) pursuant

to

an
exemption from registration

under Rule 144

under the US Securities

Act, or in

accordance
with another

exemption from,

or in

a transaction

not subject

to, registration

under the

US
Securities Act, if

available, or (iv) pursuant

to an effective

registration statement

under the
US Securities

Act, in

each case,

in accordance

with any

applicable securities

laws of

any
state of the United States.
4.
STATUS

AND SUBORDINATION
(a)
Status
The

Notes

constitute

direct,

unsecured

and

subordinated

obligations

of

the

Issuer

and
rank pari passu

and without

any preference

among themselves. The

rights and

claims of
the Holders against the Issuer under

the Notes are subordinated as described

in clause (b)
of this Condition 4.
(b)
Subordination
In

the

event

of

(i) a

Bankruptcy

Event

or

(ii) an

order

being

made,

or

an

effective
resolution being passed, for the liquidation or winding-up

of the Issuer (except, in any such
case,

a

solvent

liquidation

or

winding-up

of

the

Issuer

solely

for

purposes

of

a
reorganisation, reconstruction

or amalgamation

of the Issuer

or the substitution

in place of
the

Issuer

of

a

successor

in

business

to

the

Issuer,

the

terms

of

which

reorganisation,
reconstruction, amalgamation

or substitution (x)

have previously been

approved by a

valid
resolution of the Holders

and (y) do not provide that

the Notes shall become redeemable

in
accordance with these Terms

and Conditions),
(i)
if

such

event

occurs

prior

to

the

occurrence

of

a

Trigger

Event

or

a

Viability
Event,

the

rights

and

claims

of

the

Holders

against

the

Issuer

in

respect

of

or
arising under (including,

without limitation,

any damages awarded

for breach of
any

obligation

under)

the

Notes

will,

subject

to

any

obligations

that

are
mandatorily

preferred

by

law,

rank

(A) junior

to

the

rights

and

claims

of

all
holders

of

Senior

Obligations,

(B)
pari

passu

with

the

rights

and

claims

of
holders of

Parity Obligations,

and (C) senior

to the

rights and

claims of

holders
of Junior

Obligations;
provided , however
, that,

if a

Trigger Event

or a

Viability
Event

subsequently

occurs

while

such

Bankruptcy

Event

or

liquidation

or
winding-up,

as

the

case

may

be,

is

continuing,

the

rights

and

claims

of

the
Holders

against

the

Issuer

in

respect

of

the

delivery

of

Ordinary

Shares

in
accordance with Condition 8

(
Conversion
) will rank

as set forth in

subclause (ii)
below; or
(ii)
if such

event occurs

on or

after the occurrence

of a

Trigger Event

or a

Viability
Event,

the

rights

and

claims

of

the

Holders

against

the

Issuer

in

respect

of

the
delivery

of

Ordinary

Shares

in

accordance

with

Condition 8

(
Conversion
)

will
rank

(A) junior

to

the

rights

and

claims

of

all

holders

of

Senior

Obligations,
(B) junior to

the rights and

claims of holders

of Parity Obligations,

and (C)
pari
passu

with the rights and claims of holders of Junior Obligations
.
(c)
Claims subject to a Conversion
Any

claim

of

any

Holder

in

respect

of

or

arising

under

the

Notes

(including,

without
limitation,

any

claim

in

relation

to

any

unsatisfied

payment

obligation

of

the

Issuer
subject to enforcement

by any Holder

pursuant to Condition

12 (
Events of Default ) or in
relation

to

the

occurrence

of

any

other

Event

of

Default)

will

be

subject

to,

and
superseded

by,

Condition 8

(
Conversion
),

irrespective

of

whether

the

relevant

Trigger
Event or Viability

Event, as applicable, has occurred,

or, in the case

of a Viability

Event,

the relevant Viability

Event Notice has been

given, prior to or

after the occurrence of

an
Event of Default or any other event.
5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject

to

Condition 8

(
Conversion
)

and

clause (h)

of

this

Condition 5,

the
Notes will

bear

interest on

their principal

amount

(A) from

(and

including)

the
Issue Date to (but excluding) the

First Reset Date, at the Fixed Interest

Rate, and
(B) thereafter, at the applicable Reset Interest Rate.
(ii)
Subject

to

Condition 8

(
Conversion
)

and

clause (i)

of

this Condition

5,

interest
on

the

Notes

will

be

payable

semi-annually

in

arrear

on

10

March

and

10
September

of

each

year

(each,

an

"
Interest

Payment

Date
"),

commencing

on
10 March 2025.
(b)
Determination

of

the

Mid

Market

Swap

Rate,

the

Reset

Interest

Rate

and

the

Reset
Interest Amount in relation

to each Reset Interest Period
With

respect to

each Reset

Interest Period

and subject

to clause (c)

of this

Condition 5,
the Calculation

Agent will,

as soon

as practicable

after the

Relevant Time

on the

Reset
Determination Date

in relation

to such

Reset Interest

Period, determine

the Mid

Market
Swap

Rate

and

the

Reset

Interest

Rate

for

such

Reset

Interest

Period

and

calculate

the
amount

of

interest

payable

per

Calculation

Amount

on

the

Interest

Payment

Date

in
relation

to

each

Interest

Period

falling

in

such

Reset

Interest

Period

(each,

a

"
Reset
Interest Amount ").
(c)
Benchmark replacement
If

the

Issuer

(in

consultation

with

the

Calculation

Agent)

determines

prior

to

any

Reset
Determination

Date

that

(x) the rate

referred

to in

clause (a)

of

the definition

of the

term
"Mid

Market

Swap

Rate"

(the

"
Existing

Benchmark

Rate
")

has

been

discontinued

or
(y) there has

been a

public statement

or publication

of information

by the

administrator of
the

Existing

Benchmark

Rate

or

the

regulatory

supervisor

for

the

administrator

of

the
Existing

Benchmark

Rate

announcing

that

the

Existing

Benchmark

Rate

is

no

longer
representative,

then

the

following

provisions

shall

apply

(subject

to

the

subsequent
operation of this Condition 5(c)):
(i)
the Issuer shall

use reasonable endeavours

to appoint an Independent

Adviser to
determine

in

the

Independent

Adviser's

discretion,

in

accordance

with
subclause (iv)

below,

an

alternative

rate

to

the

Existing

Benchmark

Rate

(the
"
Alternative Benchmark

Rate
") no later

than three Business

Days prior

to the
Reset Determination

Date relating

to the

next

succeeding Reset

Interest

Period
(such Business Day,

the "
Independent Adviser

Determination Cut-off

Date
",
and

such

next

succeeding

Reset

Interest

Period,

the

"
Affected

Reset

Interest
Period
") for

purposes of

determining

the Mid

Market Swap

Rate in

respect of
the Affected Reset Interest Period and all Reset Interest Periods

thereafter
;
(ii)
if

prior

to

the

Independent

Adviser

Determination

Cut-off

Date

the

Issuer

is
unable to appoint an

Independent Adviser or the

Independent Adviser appointed
by

the

Issuer

fails

to

determine

an

Alternative

Benchmark

Rate

in

accordance
with subclause (iv)

below,

then the

Issuer (in

consultation

with the

Calculation
Agent) may determine in its discretion, in accordance with

subclause (iv) below,
the

Alternative

Benchmark

Rate

for

purposes

of

determining

the

Mid

Market
Swap Rate in respect

of the Affected

Reset Interest Period

and all Reset Interest
Periods thereafter;
(iii)
if subclause (ii) above

applies and the Issuer

is unable or unwilling

to determine
the Alternative

Benchmark Rate

prior to

the Reset

Determination

Date relating
to

the

Affected

Reset

Interest

Period

in

accordance

with

subclause (iv)

below,
the Mid

Market Swap

Rate in

respect of

the Affected

Reset Interest

Period will
be

equal

to

the

Mid

Market

Swap

Rate

in

respect

of

the

immediately

preceding
Reset Interest Period (or, if there

is no preceding Reset Interest Period,

the Reset
Interest

Rate

applicable

to

the

Affected

Reset

Interest

Period

will

be

equal

to

the

Fixed
Interest Rate);
provided,

however,
that, if

this subclause (iii)

applies to

the Affected

Reset
Interest Period, the

Reset Interest Rate for

all succeeding Reset

Interest Periods will be

the
Reset

Interest

Rate

applicable

to

the

Affected

Reset

Interest

Period

as

determined

in
accordance

with

this

subclause (iii)

unless

(A) the

Issuer,

in

its

sole

discretion,

elects

to
determine an Alternative Benchmark Rate

in respect of any such succeeding

Reset Interest
Period and all

Reset Interest

Periods thereafter in

accordance with

the processes

set out

in this
Condition 5(c),

and (B)

an Alternative

Benchmark Rate is

so determined
;
(iv)
in the

case of

any determination

of an

Alternative Benchmark

Rate pursuant

to
subclause (i) or (ii) above, such Alternative Benchmark

Rate will be such rate as
the

Independent

Adviser

or

the

Issuer

(in

consultation

with

the

Calculation
Agent),

as

applicable,

determines

in

its

reasonable

discretion

has

replaced

the
Existing

Benchmark

Rate

in

customary

market

usage,

or,

if

the

Independent
Adviser or

the Issuer,

as applicable,

determines in

its reasonable

discretion that
there is no such rate,

such other rate as the Independent

Adviser or the Issuer (in
consultation with

the Calculation

Agent) determines

in its reasonable

discretion
is most comparable to the Existing Benchmark Rate; and
(v)
if

the

Independent

Adviser

or the

Issuer determines

an Alternative

Benchmark
Rate in accordance with the above provisions of this Condition 5(c),
(A)
the

Independent

Adviser

(in

the

case

of

subclause (2)

below,

in
consultation

with

the

Issuer)

or,

following

consultation

with

the
Calculation Agent,

the Issuer

(as the

case may

be) shall

also determine
in

its

reasonable

discretion

(1) the

method

for

obtaining

such
Alternative

Benchmark

Rate,

including

the

page

on

or

source

from
which

such

Alternative

Benchmark

Rate

appears

or

is

obtained

(the
"
Alternative

MMSR

Page
"),

and

the

time

at

which

such

Alternative
Benchmark

Rate

appears

on,

or

is

obtained

from,

the

Alternative
MMSR Page

(the "
Alternative Relevant

Time
"), (2) whether

to apply
an

Adjustment

Spread

to

such Alternative

Benchmark

Rate and,

if

so,
the

Adjustment

Spread,

which

Adjustment

Spread

must

be

recognised
or

acknowledged

as

being

in

customary

market

usage

in

international
debt capital markets transactions

that reference the Existing

Benchmark
Rate,

where

such

rate

has

been

replaced

by

such

Alternative
Benchmark

Rate,

and

(3) any

alternative

method

for

determining

the
Mid

Market

Swap

Rate

if

such

Alternative

Benchmark

Rate

is
unavailable on the relevant Reset Determination Date, which alternative method

shall

be

consistent

with

any

Alternative

Benchmark

Rate

that
has broad market support
;
(B)
for

the

Affected

Reset

Interest

Period

and

all

Reset

Interest

Periods
thereafter,

(1) clause (a)

of

the

definition

of

the

term

"Mid

Market
Swap

Rate"

shall

be

amended

pursuant

to

clause (c)

of

Condition 13
(
Meetings

of

Holders;

Substitution

and

Amendment
)

to

give

effect

to
the

determination

described

in

subclause (A)(1)

above

and

any
Adjustment Spread determined

pursuant to subclause (A)(2)

above, and
(2) clause (b)

of

the

definition

of

the

term

"Mid

Market

Swap

Rate"
shall

be

amended

pursuant

to

clause (c)

of

Condition 13

(
Meetings

of
Holders;

Substitution

and

Amendment
)

to

give

effect

to

the
determination described in subclause (A)(3) above;
(C)
references

to

the

MMSR

Page

and

the

Relevant

Time

in

these

Terms
and

Conditions

will

be

deemed

to

be

references

to

the

Alternative
MMSR Page and the Alternative Relevant Time,

respectively;
(D)
if

any

changes

to

the

definitions

of

the

terms

"Business

Day",

"Day
Count Fraction", "Payment

Business Day" and/or

"Reset Determination
Date" are necessary in order

to implement the amendments described

in
subclause (B)

above,

such

definitions

shall

be

amended

pursuant

to
clause (c)

of

Condition 13

(
Meetings

of

Holders;

Substitution

and
Amendment ) to reflect such changes; and

(E)
the Issuer

shall promptly

give notice

to the

Holders in

accordance with
Condition 14

(
Notices
)

specifying

such

Alternative

Benchmark

Rate
(including

any

Adjustment

Spread

determined

pursuant

to
subclause (A)(2) above

and any

alternative method

for determining

the
Mid

Market

Swap

Rate

described

in

subclause (A)(3)

above),

the
Alternative

MMSR

Page,

the

Alternative

Relevant

Time,

and

any
amendments

implemented

pursuant

to

clause (c)

of

Condition 13
(
Meetings

of

Holders;

Substitution

and

Amendment
)

as

described

in
subclauses (B) and (D) above.
Any determination that is made

by an Independent Adviser or

by the Issuer for purposes of
this Condition 5(c) will be made in good faith and in a commercially reasonable manner

.
(d)
Publication of Reset Interest Rate and interest amount

payable upon redemption
With

respect

to

each

Reset

Interest

Period,

as

soon

as

practicable

after

such
determination

but

in

any

event

no

later

than

the

relevant

Reset

Date,

the

Calculation
Agent

will

cause

(i) the

relevant

Reset

Interest

Rate

and

the

relevant

Reset

Interest
Amount

determined

by

it,

together

with

the

Interest

Payment

Date

in

relation

to

each
Interest

Period falling

in such

Reset Interest

Period, to

be notified

to the

Issuer and

the
Paying Agents

and (ii) the

relevant Reset Interest

Rate determined

by it to

be notified to
any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

at

the

relevant
time listed and to be published in accordance with Condition 14 ( Notices ).
The

Calculation

Agent

shall calculate

any

interest

amount

payable

on

any

Redemption
Date

(if

the

Notes

are

to

be

redeemed

pursuant

to

Condition 6

(
Redemption

and
Purchase
)) and cause such interest amount

to be notified to Issuer and the Paying

Agents
and

to

any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

at

the
relevant

time

listed

and

to

be

published

in

accordance

with

Condition 14

(
Notices
)

no
later than two Business Days prior to such Redemption Date.
(e)
Calculation of amount of interest payable per Calculation Amount
Subject to Condition 8 ( Conversion ) and clause (i) of this Condition 5:
(i)
the

amount

of

interest

payable

per

Calculation

Amount

on

each

Interest
Payment Date falling on or before the First Reset Date will be USD 34.25;

and
(ii)
if interest is required to be paid in respect of a Note on any other date (including, for

the

avoidance

of

doubt,

the

Reset

Interest

Amount),

the

amount

of

interest
payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable Interest Rate to the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding

the

resulting

figure

to

the

nearest

cent

(half

a

cent

being
rounded upwards).
(f)
Calculation of amount of interest payable per Note
Subject

to

Condition 8

(
Conversion
)

and

clause (i)

of

this

Condition 5,

the

amount

of
interest payable in respect of a Note will be the product of:
(i)
the amount of interest per Calculation Amount; and
(ii)
the number by

which the Calculation

Amount is required

to be multiplied to

equal
the denomination of such Note.

(g)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given,

expressed, made

or obtained

for purposes

of this

Condition 5,

whether
by

the

Reset

Reference

Banks

(or

any

of

them)

or

the

Calculation

Agent

or

the
Independent Adviser,

will (in the

absence of wilful

default, bad faith

and manifest error)
be binding on the Issuer, the

Agents and the Holders and (in the absence of wilful

default
and bad

faith) no

liability to

the Issuer

or the

Holders will

attach to

the Reset

Reference
Banks (or any

of them), the

Calculation Agent or

the Independent Adviser

in connection
with the exercise or non-exercise by the Calculation Agent or the Independent

Adviser of
its powers, duties and discretions under this Condition 5.
(h)
Accrual of interest in the case of redemption or a Trigger

Event or a Viability Event
(i)
Subject to Condition 8 ( Conversion
), if the Notes are

to be redeemed pursuant

to
Condition 6(b)

(
Redemption

and

Purchase

–

Redemption

at

the

option

of

the
Issuer
),

Condition 6(c)

(
Redemption

and

Purchase

–

Redemption

due

to

a

Tax
Event
)

or

Condition 6(d)

(
Redemption

and

Purchase

–

Redemption

due

to

a
Regulatory

Event
),

interest

on

the

Notes

will

accrue

to

(but

excluding)

the
relevant

Redemption

Date,

and will

cease

to

accrue

on such

Redemption

Date;
provided , however
,

that

if

the

payment

with

respect

to

any

Note

is

improperly
withheld

or

refused

on

such

Redemption

Date,

interest

will

continue

to

accrue
on

the

principal

amount

of

such

Note

(both

before

and

after

judgment)

at

the
relevant Interest Rate to the Relevant Date.
(ii)
Upon

the

occurrence

of

a

Trigger

Event

or

a

Viability

Event,

interest

on

the
Notes will

cease to

accrue from

(and including)

the date

on which

such Trigger
Event or Viability Event

occurs.
(i)
Cancellation of interest; prohibited interest
(i)
The Issuer

may,

in its

sole discretion,

elect to

cancel all

or part

of any

payment
of

interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional

Amounts)

that

is

otherwise

scheduled

to

be

paid

on

an

Interest
Payment

Date.

This

subclause (i)(i)

is

without

prejudice

to

the

provisions

of
subclause (i)(ii)

of this

Condition 5. Non-payment

of any

amount of

interest by
the

Issuer

to

the

Fiscal

Agent

will

constitute

evidence

of

cancellation

of

the
relevant

payment,

whether

or

not

notice

of

cancellation

has

been

given

by

the
Issuer.
If practicable,

the Issuer

shall provide

notice of

any

cancellation of

interest (in
whole or in part) pursuant to this subclause (i)(i) to the Holders on or prior to the
relevant

Interest

Payment

Date.

If

practicable,

the

Issuer

shall

endeavour

to
provide

such

notice

at

least

five

Business

Days

prior

to

the

relevant

Interest
Payment

Date.

Failure

to

provide

such

notice

will

not

have

any

impact

on

the
effectiveness

of,

or

otherwise

invalidate,

any

such

cancellation

of

interest,

or
give Holders any rights as a result of such failure.
(ii)
The Issuer

will be

prohibited from

making, in

whole or

in part,

any payment

of
interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional Amounts)

on the

relevant Interest

Payment Date

if and

to the

extent
that:
(A)
the amount

of

Distributable

Items

as

at

such

Interest

Payment

Date

is
less

than

the

sum

of

(1) the

amount

of

such

interest

payment,

plus
(2) all other

payments (other

than redemption

payments) made

by UBS
Group

AG

on

or

in

respect

of

the

Notes

or

any

Parity

Obligations

or
Junior

Obligations

since

the

balance

sheet

date

of

the

Relevant
Accounts and prior to such

Interest Payment Date, plus (3)

all payments
(other than

redemption payments)

payable by

UBS Group

AG on

such
Interest

Payment

Date

on

or

in

respect

of

any

Parity

Obligations

or
Junior

Obligations,

in

the

case

of

each

of

subclauses (1),

(2)

and

(3),
excluding

any

portion

of

such

payments

already

accounted

for

in
determining the amount of such Distributable Items; and/or

(B)
UBS

Group

AG

is

not,

or

will

not

immediately

after

the

relevant
payment

of

interest

be,

in

compliance

with

all

applicable

minimum
capital

adequacy

requirements

of

the

National

Regulations

on

a
consolidated ( Finanzgruppe
) basis

(for the

avoidance of

doubt, it

being
understood

that such

minimum

requirements

will reflect

any

reduction
in

such

requirements

granted

by

FINMA

to

the

Group

pursuant

to

the
Capital Adequacy Ordinance); and/or
(C)
FINMA has required the Issuer not to make such interest payment.
The Issuer

shall deliver

a certificate

signed by

the Authorised

Signatories to

the
Fiscal Agent

and shall

give notice

in accordance

with Condition 14

(
Notices ) to
the Holders, in each case as soon

as practicable following any determination that
interest is required

to be cancelled

pursuant to this

subclause (i)(ii) or,

where no
such prior determination is made,

promptly following any Interest Payment

Date
on which

interest was scheduled

to be

paid if

such interest

is being

cancelled in
accordance with this subclause (i)(ii),

to such effect setting out

brief details as to
the amount of interest being cancelled and the reason therefor.

Failure to provide
such certificate

and

notice

will not

have

any

impact

on the

effectiveness

of,

or
otherwise

invalidate,

any

such

cancellation

or

give

any

Holder

any

rights

as

a
result of such failure.
(iii)
If, on

any Interest

Payment Date,

any payment

of interest

scheduled to

be made
on such date is not made

in full pursuant to subclause (i)(i) or

subclause (i)(ii) of
this Condition 5, UBS Group AG shall not, directly or indirectly,
(A)
recommend

to

Shareholders

that

any

dividend

or

other

distribution

in
cash

or in

kind

(other

than

in the

form

of

Ordinary

Shares) be

paid

or
made on any Ordinary Shares; or
(B)
redeem, purchase or otherwise acquire any

Ordinary Shares other than as
a Permitted Transaction,
in

each

case

unless

and

until

(x) the

interest

payment

due

and

payable

on

the
Notes

on

any

subsequent

Interest

Payment

Date

has

been

paid

in

full

(or

an
amount equal

to the

same has

been paid

in full

to a

designated third

party trust
account for

the benefit

of the

Holders prior

to payment

by the

trustee thereof to
the

Holders

on

such

subsequent

Interest

Payment

Date)

or,

if

earlier,

(y) all
outstanding

Notes

have

been

cancelled

in

accordance

with

these

Terms

and
Conditions.
(iv)
Payments of interest on the Notes are not cumulative. Notwithstanding any other
provision

in

these

Terms

and

Conditions,

the

cancellation

or

non-payment

of
any interest

amount by

virtue of

this Condition 5(i)

will not

constitute a

default
for any purpose (including, without

limitation, Condition 12 (
Events of Default ))
on

the

part

of

the

Issuer.

Any

interest

payment

not

paid

by

virtue

of

this
Condition 5(i)

will

not

accumulate

or

be

payable

at

any

time

thereafter,

and
Holders will have no right thereto.
(v)
If UBS Group AG determines, after

consultation with FINMA, that the Notes do
not,

or

will

cease

to,

fully

qualify

as

Additional

Tier 1

Capital,

(A) the

Issuer
shall

not,

to

the

extent

permitted

under

National

Regulations,

exercise

its
discretion

pursuant

to subclause (i)(i)

of this

Condition 5

to cancel

any interest
payments

due

on

the

Notes

on

any

Interest

Payment

Date

following

the
occurrence

of

such

determination,

and

(B) the

Issuer

shall

give

notice

to

the
Holders

in

accordance

with

Condition 14

(
Notices
)

as soon

as practicable

after
such

determination

stating

that the

Issuer

may

no longer

exercise

its discretion
pursuant

to

subclause (i)(i)

of

this

Condition 5

to

cancel

any

interest

payments
as from the date of such notice.

6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are

perpetual securities in

respect of

which there

is no fixed

redemption date.
Unless

previously

redeemed

(including

by

way

of

Conversion

pursuant

to

Condition 8
( Conversion
))

or

purchased

and

cancelled

in

accordance

with

this

Condition 6

and
subject to

Condition 8 (
Conversion
), the

Notes are

perpetual and

may only

be redeemed
or purchased in accordance with this Condition 6.
(b)
Redemption at the option of the Issuer
Subject

to

clause (e)

of

this

Condition 6,

the

Issuer

may

elect,

in

its

sole

discretion,

to
redeem the Notes,

in whole but not

in part, at any

time during the six-month

period from
(and

including)

10

September

2029

to

(and

including)

the

First

Reset

Date

or

on

any
Reset Date

thereafter at

their aggregate

principal amount,

together with

any accrued

and
unpaid interest thereon to (but excluding) the relevant Redemption Date.
(c)
Redemption due to a Tax

Event
(i)
Subject to

clause (e) of

this Condition 6,

upon the

occurrence of

a Tax

Event at
any

time

after

the

Issue

Date,

the

Issuer

may

elect,

in

its

sole

discretion,

to
redeem the

Notes, in

whole but

not in

part, on

the relevant

Redemption Date

at
their aggregate

principal amount,

together with

any accrued

and unpaid

interest
thereon to (but excluding) such Redemption Date.
(ii)
A "
Tax

Event
" will

have occurred

if the

Issuer in

making any

payments on

the
Notes

(A) has

paid,

or

will

or

would

on

the

next

payment

date

be

required

to
pay,

Additional Amounts,

or (B) has

paid, or

will or

would be

required to

pay,
any additional

Tax

in respect of

the Notes, in

the case of

each of subclauses (A)
and

(B),

under

the

laws

or

regulations

of

a

Tax

Jurisdiction

or

any

political
subdivision

thereof or

any

authority of

or in

a Tax

Jurisdiction or

any political
subdivision thereof having the power

to impose, levy,

collect, withhold or assess
Taxes,

including, without

limitation, any

treaty to

which a

Tax

Jurisdiction is

a
party,

or

any

generally

published

application

or

interpretation

of

such

laws
(including, without

limitation, a

decision of

any court

or tribunal,

any generally
published application or interpretation of such laws by

any relevant tax authority
or

any

generally

published

pronouncement

by

any

relevant

tax

authority),

and
the Issuer cannot avoid the foregoing by taking measures

reasonably available to
it.
(d)
Redemption due to a Regulatory Event
(i)
Subject

to

clause (e)

of

this

Condition 6,

upon

the

occurrence

of

a

Regulatory
Event at any time after the Issue Date, the Issuer may elect,

in its sole discretion,
to redeem

the Notes,

in whole

but not

in part,

on the

relevant Redemption

Date
at

their

aggregate

principal

amount,

together

with

any

accrued

and

unpaid
interest thereon to (but excluding) such Redemption Date.
(ii)
A

"
Regulatory

Event
"

will

have

occurred

if

any

of

the

Notes

ceases

to

be
eligible in full

to be (A) treated

as Additional Tier

1 Capital, and/or

(B) counted
towards either the Going-Concern

LR Requirement or the

Going-Concern RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the

Issuer elects

to redeem

the Notes

pursuant

to clause (b),

(c) or

(d) of

this
Condition 6, then the

Issuer shall give

the Holders not

less than 15

and not more

than

60 days'

prior

notice

in

accordance

with

Condition 14

(
Notices
)

(a
"
Redemption

Notice
"),

which

notice

shall,

subject

to

subclauses (ii)

and

(iii)
below,

be irrevocable

and specify

(x) the clause

of this

Condition 6 pursuant

to
which the

redemption is

to be made,

(y) if any

Definitive Certificates

have been
issued, the

method by

which Notes

to be

redeemed will

be tendered,

and (z) the
date (which date,

in the case of

a redemption pursuant

to clause (c) or

(d) of this
Condition 6, shall

be a Payment

Business Day)

on which

the Issuer

will redeem
the

Notes

pursuant

to

such

clause

of

this

Condition 6

(such

specified

date,

the
" Redemption Date ").
(ii)
The

Issuer

may

only

redeem

the

Notes

pursuant

to

clause (b)

or

(c)

of

this
Condition 6

on

the

relevant

Redemption

Date

if

FINMA

has

approved

such
redemption

on

or

prior

to

such

Redemption

Date,

if

such

approval

is

then
required under applicable Swiss laws and regulations.
(iii)
The Issuer may only redeem the Notes pursuant to

any clause of this Condition 6
on

the

relevant

Redemption

Date

if

no

Trigger

Event

or

Viability

Event

has
occurred prior to such Redemption Date.
(iv)
If

the

Issuer

elects

to

redeem

the

Notes

pursuant

to

clause (c)

or

(d)

of

this
Condition 6, then

prior to

the publication

of the

Redemption Notice

pursuant to
subclause (i) above,

the Issuer

shall deliver

to the

Fiscal Agent

(A) a certificate
signed

by

the

Authorised

Signatories

stating

that

the

relevant

requirement

or
circumstance

giving

rise

to

the

right

to

redeem

under

clause (c)

or

(d),

as
applicable,

of

this

Condition 6

is

satisfied

and

the

reasons

therefor

and

such
certificate will be conclusive and binding on the Holders, and (B) in the case of a
redemption

pursuant

to

clause (c)

of

this

Condition 6

only,

an

opinion

of
independent

legal

advisers

of

recognised

standing

to

the

effect

that
circumstances

entitling

the

Issuer

to

exercise

its

right

of

redemption

under
clause (c) of this Condition 6 have arisen.
(f)
Purchases
The Issuer

or any

other member of

the Group

or any of

their respective affiliates

may at
any

time

purchase

Notes

at

any

price

in

the

open

market

or

otherwise,
provided

that
(i) such

purchase

complies

with

any

limits

or

conditions

to

which

any

member

of

the
Group

is

subject

under

applicable

banking

laws

and

regulations

at

the

time

of

such
purchase,

(ii) other

than

in

the

case

of

purchases

made

in connection

with

stabilisation
measures in compliance

with applicable law or

in connection with

any market making

in
the Notes,

FINMA has

approved such

purchase (if

such approval

is then

required under
applicable

Swiss

laws

and

regulations)

on

or

prior

to

the

date

of

such

purchase,

and
(iii) no Trigger

Event or Viability

Event has occurred

prior to the

date of such

purchase.
Any

Notes

so

purchased

may,

at

the

option

of

the

Issuer,

be

held,

reissued,

resold

or
cancelled.
(g)
Cancellation
All

Notes

redeemed

in

accordance

with

this

Condition 6

or

by

way

of

Conversion
pursuant

to

Condition 8

(
Conversion
)

will

be

cancelled

and

may

not

be

reissued

or
resold; provided , however
,

that,

in

the

case

of

Notes

redeemed

by

way

of

Conversion,
the Issuer will

not take any

action to cause

such Notes to

be removed

from the Relevant
Clearing System

prior to

the later

of (i) the

applicable Settlement

Date and

(ii) the Final
Cancellation Date.

Following the

issuance and

delivery of

the relevant

Ordinary Shares
to the

Settlement Share

Depository on

the Conversion

Date and

until the

later of

(i) the
applicable Settlement

Date and

(ii) the Final

Cancellation Date,

the Notes

will evidence
solely

the

Holder's

right

to

receive

Ordinary

Shares

and/or

cash

proceeds,

as

the

case
may be,

from the

Settlement Share

Depository or

the Settlement

Shares Offer

Agent (or
such other relevant recipient).
(h)
Redemption of other instruments
For the avoidance

of doubt,

it is understood

that, if, upon

the occurrence

of a Tax

Event
or

a

Regulatory

Event,

the

Issuer

does

not

elect

to

redeem

the

Notes

pursuant

to

this
Condition 6,

nothing

in

this

Condition 6

or

any

other

provision

of

these

Terms

and

Conditions

will

prohibit

the

Issuer

from

redeeming

(whether

early,

at

maturity

or
otherwise)

any

other

instruments

issued

by

any

member

of

the

Group

pursuant

to

the
terms thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i)
Upon the occurrence of a Trigger Event, a Conversion

will occur on the applicable
Trigger Event Conversion Date in accordance with

Condition 8 (
Conversion ).
(ii)
A

"
Trigger

Event
"

will

have

occurred

if

the

Issuer

gives

the

Holders

a

Trigger
Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If,

with

respect

to

any

Publication

Date,

the

Trigger

CET1 Ratio

as

of

such
Publication

Date

is

less

than

the

Threshold

Ratio,

the

Issuer

shall,

subject

to
subclauses (ii)

and

(iii) of

this Condition

7(b), give

a notice

(a "
Trigger

Event
Notice
")

to

the

Holders

in

accordance

with

Condition 14

(
Notices
)

(x) if

such
Publication Date

is an

Ordinary Publication

Date, within

five Business

Days of
such Ordinary

Publication Date

(such fifth

Business Day,

the "
Trigger

Breach
Determination

Date
",

and

the

date

of

such

notice,

the

"
Ordinary

Trigger
Event

Notice

Date
"),

and

(y) if

such

Publication

Date

is

an

Extraordinary
Publication

Date,

on such

Extraordinary

Publication

Date

(the "
Extraordinary
Trigger Event Notice

Date
"), which notice shall:
(A)
state

that

the

Trigger

CET1 Ratio

as

of

such

Publication

Date

is

less
than the Threshold Ratio, and a Conversion will take place;
(B)
specify

the

date

on

which

the

Conversion

will

take

place,

which

date
shall,

subject

to

postponement

pursuant

to

subclause (ii)

of

this
Condition 7(b), be no more than 20 Business Days after the

date of such
notice (the " Trigger Event Conversion Date ");
(C)
specify the Conversion

Price in effect on

the date of such Trigger

Event
Notice; and
(D)
specify

the

details

of

the

arrangement

for

the

settlement

of

the
Conversion

(including

whether

or

not

the

Issuer

will

appoint

a
Settlement

Shares

Offer

Agent

to

conduct

a

Settlement

Shares

Offer,
the

Suspension

Date,

the

details

of

the

Settlement

Share

Depository
(including

its

Specified

Office)

or,

if

the

Issuer

is

unable

to

appoint

a
Settlement

Share

Depository

prior

to

giving

of

such

notice,

the

other
arrangements

it

has

made

in

accordance

with

subclause (i)

of
Condition 8(h)

(
Conversion

–

Procedure

for

delivery

in

respect

of

a
Conversion
) for

the issuance

and delivery

of the

Ordinary Shares

to be
issued

and

delivered

upon

Conversion

to

the

Holders,

the

procedures
Holders must follow

to obtain delivery

of the Ordinary

Shares from the
Settlement

Share

Depository,

the

Settlement

Notice

Cut-Off

Date

and
the Final Cancellation Date).
(ii)
If a Trigger

Event Notice is required

to be given pursuant

to subclause (i) of this
Condition 7(b),

and

on

the

relevant

Publication

Date

any

Higher-Trigger
Contingent

Capital

is

outstanding

with

respect

to

which

either

(x) no

Higher-
Trigger

Write-down/Conversion

Notice

has

been

given

prior

to

the

Trigger
Event

Notice

Date

or

(y) a

Higher-Trigger

Write-down/Conversion

Notice

has
been

given

prior

to

the

Trigger

Event

Notice

Date,

but

the

Trigger

Event
Conversion

Date

is

scheduled

to

occur

prior

to

the

relevant

Higher-Trigger
Write-down/Conversion Date,

(A)
in

the

case

of

subclause (x)

above,

the

giving

of

such

Trigger

Event
Notice

will

be

postponed

until

the

date

on

which

a

Higher-Trigger
Write-down/Conversion

Notice has

been given

with respect

to all

such
outstanding

Higher-Trigger

Contingent

Capital

and

such

date

will

be
deemed to be the Trigger Event Notice Date; and
(B)
in

the

case

of

subclauses (x)

and

(y)

above,

if

the

Trigger

Event
Conversion

Date

is

scheduled

to

occur

prior

to

the

Higher-Trigger
Write-down/Conversion

Date (or,

in the

case of

more than

one Higher-
Trigger

Write-down/Conversion

Date, the

latest Higher-Trigger

Write-
down/Conversion

Date),

the

Trigger

Event

Conversion

Date

will

be
postponed

to

the

Higher-Trigger

Write-down/Conversion

Date

(or

the
latest

Higher-Trigger

Write-down/Conversion

Date,

as

applicable)

and
such postponement shall be specified in such Trigger

Event Notice.
(iii)
If (A) a Trigger

Event Notice is

required to be

given pursuant to

subclause (i) of
this Condition 7(b)

in relation

to an

Ordinary Publication

Date, and

(B) prior to
the

earlier

of

the

Ordinary

Trigger

Event

Notice

Date

and

the

Trigger

Breach
Determination Date, FINMA, upon

the request of UBS Group

AG, has agreed in
writing

that

a

Conversion

is

not

required

as

a

result

of

actions

taken

by

the
Group

or

circumstances

or

events,

in

each

case,

that

have

had,

or

imminently
will

have,

the

effect

of

restoring

the

CET1 Ratio

as

of

the

Balance

Sheet

Date
relating to

the relevant

Ordinary Publication

Date, after

giving pro

forma effect
to

such

actions,

circumstances

or

events,

to

a

level

above

the

Threshold

Ratio
that FINMA and UBS Group AG deem, in their sole discretion, to be adequate at
such

time,

(x) the

Issuer

shall

not

give

such

Trigger

Event

Notice

pursuant

to
subclause (i)

of

this

Condition 7(b)

in

relation

to

the

relevant

Ordinary
Publication Date, and (y) the Issuer shall give notice to the Holders on or prior to
the

Trigger

Breach

Determination

Date

in

accordance

with

Condition 14
( Notices
),

which

notice

shall

state

that

no

Conversion

will

occur

in

relation

to
the relevant Ordinary Publication Date
.
(c)
Viability Event
(i)
Subject to clause (e) of this Condition 7, upon the occurrence of a Viability

Event:
(A)
the Issuer shall

give notice

(a "
Viability

Event Notice
") to

the Holders
in accordance

with Condition 14 (
Notices
) within three

days of the

date
on which such Viability Event occurred,

which notice shall:
(1)
state that

a Viability

Event has

occurred and

a Conversion

will
take place;
(2)
specify the date on which the Conversion will take

place, which
date

shall

be

no

more

than

20

Business

Days

following

the
occurrence

of

the

Viability

Event

(the

"
Viability

Event
Conversion Date ");
(3)
specify

the

Conversion

Price

in

effect

on

the

date

of

such
Viability Event Notice; and
(4)
specify the

details of the

arrangements for

the settlement of

the
Conversion

(including

the

Suspension

Date,

the

details

of

the
Settlement Share Depository (including

its Specified Office) or,
if the Issuer

is unable to

appoint a Settlement

Share Depository
prior

to

giving

of

such

notice,

the

other

arrangements

it

has
made

in

accordance

with

subclause (i)

of

Condition 8(h)
(
Conversion

–

Procedure

for

delivery

in

respect

of

a
Conversion
)

for

the

issuance

and

delivery

of

the

Ordinary
Shares

to

be

issued

and

delivered

upon

Conversion

to

the
Holders, the

procedures Holders

must follow

to obtain

delivery
of

the

Ordinary

Shares

from

the

Settlement

Share

Depository,
the Settlement

Notice Cut-Off

Date and

the Final

Cancellation
Date); and

(B)
a

Conversion

will

occur

on

the

applicable

Viability

Event

Conversion
Date in accordance with Condition 8 ( Conversion ).
(ii)
A " Viability Event
" will have occurred

if prior to

an Alternative Loss Absorption
Date (if any):
(A)
FINMA has notified

UBS Group AG

in writing that

it has determined

a
conversion or write-down,

as applicable, of holders' claims

in respect of
the

Notes

and

all

other

capital

instruments

issued

by,

or

other

capital
obligations

(whether

qualifying

fully

or

partially

for

capital

treatment)
of,

any

member

of

the

Group

that,

pursuant

to

their

terms

or

by
operation

of law,

are capable

of being

converted into

equity or

written
down

at

that

time,

is,

because

customary

measures

to

improve

the
Group Holding

Company's capital

adequacy

are at

the time

inadequate
or

infeasible,

an

essential

requirement

to

prevent

the

Group

Holding
Company from

becoming insolvent,

bankrupt, unable

to pay

a material
part of its debts as they fall due or unable to carry on its business; or
(B)
customary

measures

to improve

the

Group

Holding

Company's capital
adequacy being

at the time

inadequate or infeasible,

the Group Holding
Company has

received an

irrevocable commitment

of direct

or indirect
extraordinary

support

from

the

Public

Sector

(beyond

customary
transactions

and

arrangements

in

the

ordinary

course)

that

has,

or
imminently

will

have,

the

effect

of

improving

the

Group

Holding
Company's capital adequacy

and without which,

in the determination

of
(and

as

notified

in

writing

by)

FINMA,

the

Group

Holding

Company
would

have

become

insolvent,

bankrupt,

unable

to

pay

a material

part
of its debts as they fall due or unable to carry on its business.
For

the

avoidance

of

doubt,

it

is

understood

that

a

Viability

Event

may

occur
irrespective

of

whether

or

not a

Trigger

Event

has

occurred

or

whether

any

of
the conditions to the issuance of a Trigger Event

Notice have been met.
(d)
Determination of CET1 Ratio and Trigger

CET1 Ratio
With

respect to

any Publication

Date, (i) the

CET1 Ratio as

of the

relevant Balance

Sheet
Date, (ii) the

Trigger

CET1 Ratio as

of such

Publication Date

and (iii)

the components

of
both of the foregoing,

in each case, as published on

such Publication Date, will be

final for
purposes of

this Condition 7,

and any

revisions, restatements

or adjustments

to any

of the
calculations

described

in

subclauses (i)

through

(iii)

above

subsequently

published

will
have no effect for purposes of this Condition 7.
(e)
Alternative loss absorption
In

the

event

of

the

implementation

of

any

new,

or

amendment

to

or

change

in

the
interpretation of

any existing, laws

or components

of National

Regulations, in

each case
occurring

after

the

Issue

Date,

that

alone

or

together

with

any

other

law(s)

or
regulation(s)

has,

in

the

joint determination

of

UBS Group

AG

and

FINMA,

the

effect
that clause (c) of this Condition 7 could cease to apply

to the Notes without giving rise to
a Regulatory

Event, then

the Issuer

shall give

notice

to the

Holders

in accordance

with
Condition 14

(
Notices
)

no

later

than

five

Business

Days

after

such

joint

determination
stating

that

such

provisions

will

cease

to

apply

from

the

date

of

such

notice

(the
"
Alternative Loss Absorption

Date
"), and from the date of such notice, such provisions
will cease to apply to the Notes.
8.
CONVERSION
(a)
Conversion upon a Trigger Event or a Viability Event
If the Issuer has given a Trigger Event Notice or a Viability

Event Notice in accordance
with Condition 7 (
Trigger Event and Viability

Event
), then:

(i)
each Note shall,

subject to and

as provided in

this Condition 8, be

redeemed and
settled (the " Conversion ") on the applicable Conversion Date by (x) the delivery of new

fully paid

Ordinary Shares

to the

Settlement Share

Depository on

behalf
of the Holders, and (y) the cancellation

of any accrued and unpaid interest on

the
Notes (whether or not due and payable); and
(ii)
receipt by

the Settlement

Share Depository

of such

number of

Ordinary

Shares
as is required to satisfy in

full its obligation to deliver Ordinary

Shares in respect
of

the

Conversion

on

the

applicable

Conversion

Date

shall

be

a

good

and
complete discharge of the

Issuer's (and, if UBS Group AG

is not the Issuer, UBS
Group AG's) obligations in respect of the Notes.
In

the

case

of

the

Ordinary

Shares

to

be

delivered

upon

Conversion,

as

from

the
applicable

Share

Creation

Date

for

such

Ordinary

Shares,

there

is

no

provision

for

the
reconversion of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders

shall

have

recourse

only

to

the

Issuer

for

the

issue

and

delivery

of

Ordinary
Shares to the Settlement Share Depository

pursuant to these Terms

and Conditions. After
such delivery to the Settlement Share Depository,

Holders shall have recourse only to the
Settlement Share

Depository for

the delivery

to them

of such

Ordinary Shares

or,

in the
circumstances

described

in

clause (h)

of

this

Condition 8,

any

cash

amounts

to

which
such Holders are entitled under clause (h) of this Condition 8.
(c)
Conversion Price and determination of number of Ordinary Shares
(i)
Upon

the occurrence

of

a

Trigger

Event

or a

Viability

Event,

as at

the

date on
which the relevant Trigger Event Notice or

Viability Event Notice, as applicable,
is published,

each Holder

shall be

deemed to

have accepted,

and hereby

accepts
and agrees, (A) to

the conversion of

its holding of

Notes into Ordinary

Shares at
the Conversion

Price provided

for herein

and that,

where necessary under

Swiss
law,

the Settlement

Agent shall

effect

such conversion

on such

Holder's behalf,
and (B) that its obligation

to pay up the Ordinary

Shares to be issued

shall be set
off

against its

claim for

repayment

of the

principal amount

upon redemption

of
the Notes, which claim shall

be deemed to be due and

payable immediately prior
to

the

time

on

the

Share

Creation

Date

when,

as

a

matter

of

Swiss

law,

the
relevant Ordinary Shares

are paid up. Such

Ordinary Shares shall be

paid up and
issued on the Share Creation

Date whereupon the Holders

shall cease as a matter
of Swiss law

to be treated

for all purposes

under Swiss law

as Holders and

shall
instead

as

of

such

date

be

treated

for

all

purposes

under

Swiss

law

as
Shareholders
.
(ii)
Subject

to

clause (g)

of

this

Condition 8,

the

Issuer,

with

the

assistance

of

the
Settlement

Agent,

where

necessary

under

Swiss

law,

shall

issue

and

deliver

to
the Settlement Share Depository on the applicable Conversion

Date such number
of Ordinary

Shares in

respect of

each Holder

as is determined

by the Settlement
Agent by

dividing the

aggregate principal

amount of

Notes held by

such Holder
on the

applicable Conversion

Date by

the Conversion

Price in effect

on the date
of relevant

Trigger

Event Notice

or Viability

Event Notice,

as the

case may

be.
The

Settlement

Agent

shall

determine

such

number

of

Ordinary

Shares

in
accordance with this

subclause (ii) as soon

as practicable after

publication of the
relevant Trigger Event Notice or Viability

Event Notice, as applicable.
(iii)
The

initial

Conversion

Price

per

Ordinary

Share

in

respect

of

the

Notes

is
specified in the definition

thereof. The Conversion

Price is subject to

adjustment
to

(and

including)

the

date

of

the

relevant

Trigger

Event

Notice

or

Viability
Event Notice, as the

case may be, in

the circumstances described in

clause (d) of
this Condition 8.

(d)
Anti-dilution adjustment of the Conversion

Price
(i)
Upon

the

occurrence

of

any

of

the

events

described

below

after

5

September
2024, the Conversion Price will be adjusted by the Issuer as follows:
(A)
If there

is a consolidation,

reclassification, redesignation

or subdivision
in

relation

to

the

Ordinary

Shares

that

alters

the

number

of

Ordinary
Shares

in

issue,

the

Conversion

Price

will

be

adjusted

by

multiplying
the Conversion

Price in

force immediately

prior

to such

consolidation,
reclassification, redesignation or subdivision by the following fraction:
where:
A
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

before

such

consolidation,

reclassification,
redesignation or subdivision, as the case may be; and
B
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

after,

and

as

a

result

of,

such

consolidation,
reclassification,

redesignation

or subdivision,

as the

case may
be.
Such

adjustment

will

become

effective

on

the

date

on

which

the
consolidation, reclassification,

redesignation or

subdivision, as

the case
may be, takes effect.
(B) If UBS Group AG issues any Ordinary Shares to Shareholders as a class credited

as

fully

paid

by

way

of

capitalisation

of

profits

or

reserves
(including

any

share

premium

account

or

capital

redemption

reserve)
other

than

(x) where

any

such

Ordinary

Shares

are

or

are

to

be

issued
instead of the whole

or part of a Cash Distribution

that the Shareholders
would

or

could

otherwise

have

elected

to

receive,

(y) where

the
Shareholders

may

elect

to

receive

a

Cash

Distribution

in

lieu

of

such
Ordinary

Shares

or

(z) where

any

such

Ordinary

Shares

are

or

are
expressed

to

be

issued

in

lieu

of

a

dividend

(whether

or

not

a

Cash
Distribution

equivalent or

amount is

announced or

would otherwise

be
payable to

the Shareholders,

whether at their

election or

otherwise), the
Conversion

Price will

be adjusted

by multiplying

the Conversion

Price
in force immediately prior to such issue by the following fraction:

where:
A
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately before such issue; and
B
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately after such issue.
Such

adjustment

shall

become

effective

on

the

date

of

issue

of

such
Ordinary Shares.
(C)
If

UBS

Group

AG

makes

or

pays

an

Extraordinary

Distribution

to
Shareholders,

the Conversion

Price will

be adjusted

by multiplying

the
Conversion

Price

in

force

immediately

prior

to

the

Effective

Date

by
the following fraction:

where:
A
is

the

Current

Market

Price

of

one

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant
Currency at the Prevailing Rate on the Effective Date); and
B
is

the

portion

of

the

aggregate

Extraordinary

Distribution
attributable

to

one

Ordinary

Share,

with

such

portion

being
determined

by

dividing

the

aggregate

Extraordinary
Distribution

by

the

number

of

Ordinary

Shares

entitled

to
receive

the

relevant

Extraordinary

Distribution.

If

the
Extraordinary

Distribution

shall

be

expressed

in

a

currency
other than the Relevant Currency,

it shall be converted into the
Relevant

Currency

at

the

Prevailing

Rate

on

the

relevant
Effective Date.
Such adjustment shall become effective on the

Effective Date.
For purposes

of this

subclause (C), "
Effective Date
" means (x)

the first
date

on

which

the

Ordinary

Shares

are

traded

ex-the

Extraordinary
Distribution

on

the

Relevant

Stock

Exchange

or

(y) if

there

is

no
Relevant

Stock

Exchange,

the

first

date

upon

which

the

adjusted
Conversion Price is capable of

being determined in accordance with

this
subclause (C).
(D)
If UBS Group

AG issues Ordinary

Shares to Shareholders

as a class

by
way of

rights or

UBS Group

AG or

any other

member of

the Group

or
(at

the

direction

or

request

or

pursuant

to

arrangements

with

UBS
Group AG

or any

other member

of the

Group) any

other Person

issues
or

grants

to

Shareholders

as

a

class

by

way

of

rights,

any

options,
warrants or other rights to

subscribe for or purchase Ordinary

Shares, or
any

Securities that

by their

terms of

issue carry

(directly

or indirectly)
rights of conversion

into, or exchange

or subscription

for, any

Ordinary
Shares (or shall grant

any such rights in respect

of existing Securities so
issued),

in

each

case

at

a

price

per

Ordinary

Share

that

is

less

than
95 per

cent.

of

the

Current

Market

Price

per

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant

Currency

at
the Prevailing Rate

on the Effective

Date), the Conversion

Price will be
adjusted by multiplying the Conversion Price in force

immediately prior
to the Effective Date by the following fraction:
where:
A
is the number

of Ordinary Shares

in issue on the

Effective Date;
B
is

the

number

of

Ordinary

Shares

that

the

aggregate
consideration

(if

any)

receivable

for

the

Ordinary

Shares
issued by

way of rights,

or for

the Securities

issued by

way of
rights, or

for the

options or

warrants or

other rights

issued by
way

of

rights

and

for

the

total

number

of

Ordinary

Shares
deliverable

on

the

exercise

thereof,

would

purchase

at

such
Current Market Price per Ordinary Share on

the Effective Date
(translated,

if

necessary,

into

the

Relevant

Currency

at

the
Prevailing Rate on the Effective Date); and

C
is the number of Ordinary Shares

to be issued or the maximum
number of Ordinary Shares that may be issued upon exercise of such options, warrants or

rights calculated as

at the date of

issue
of

such

options,

warrants

or

rights

or

upon

conversion

or
exchange

or

exercise

of

rights

of

subscription

or

purchase

in
respect thereof at the initial conversion, exchange, subscription or purchase price or rate, as the case may be,
provided
that, if on

the Effective

Date, such number

of Ordinary Shares
is to be

determined by reference

to the application

of a formula

or other
variable feature or the occurrence

of any event at some

subsequent time,
then

for

the

purposes

of

this subclause

(D),

"C" will

be

determined

by
the application

of such

formula or

variable feature

or as

if the

relevant
event

occurs

or

had

occurred

as

at

the

Effective

Date

and

as

if

such
conversion,

exchange,

subscription,

purchase

or

acquisition

had

taken
place on the Effective Date.
Such adjustment shall become effective on the Effective

Date.
For purposes of

this subclause (D),

"
Effective Date
" means (x)

the first
date

on

which

the

Ordinary

Shares

are

traded

ex-rights,

ex-options

or
ex-warrants

on

the

Relevant

Stock

Exchange

or

(y) if

there

is

no
Relevant

Stock

Exchange,

the

first

date

upon

which

the

adjusted
Conversion Price is capable of

being determined in accordance with

this
subclause (D).
For purposes

of any

calculation of

the consideration

receivable or

price
pursuant to this subclause (D), the following provisions shall apply:
(1)
the

aggregate

consideration

receivable

or

price

for

Ordinary
Shares issued for cash shall be the amount of such cash;
(2)
(x) the aggregate

consideration receivable

or price for

Ordinary
Shares

to

be

issued

or

otherwise

made

available

upon

the
conversion or

exchange of

any Securities

will be

deemed to

be
the

consideration

or

price

received

or

receivable

for

any

such
Securities

and

(y) the

aggregate

consideration

receivable

or
price

for

Ordinary

Shares

to

be

issued

or

otherwise

made
available upon

the exercise of

rights of subscription

attached to
any Securities

or upon

the exercise

of any

options, warrants

or
rights will

be deemed

to be that

part (which

may be the

whole)
of

the

consideration

or

price

received

or

receivable

for

such
Securities or,

as the

case may

be, for

such options,

warrants or
rights

that

are

attributed

by

UBS

Group

AG

to

such

rights

of
subscription

or,

as

the

case

may

be,

such

options,

warrants

or
rights

or,

if

no

part

of

such

consideration

or

price

is

so
attributed, the

Fair Market

Value

of such

rights of

subscription
or, as

the case may be,

such options, warrants or

rights as at the
relevant

Effective

Date,

plus

in

the

case

of

each

of
subclauses (x)

and

(y)

above,

the

additional

minimum
consideration

receivable

or

price

(if

any)

upon

the

conversion
or

exchange

of

such

Securities,

or

upon

the

exercise

of

such
rights

or

subscription

attached

thereto

or,

as

the

case

may

be,
upon

exercise

of

such

options,

warrants

or

rights,

and

(z) the
consideration

receivable

or

price

per

Ordinary

Share

upon

the
conversion

or exchange

of, or

upon the

exercise of

such rights
of subscription

attached to,

such Securities

or,

as the

case may
be, upon the

exercise of such options,

warrants or rights

will be
the aggregate

consideration or price

referred to

in subclause (x)
or

(y)

above

(as

the

case

may

be),

divided

by

the

number

of
Ordinary Shares to be issued upon

such conversion or exchange
or

exercise

at

the

initial

conversion,

exchange

or

subscription
price or rate;

(3)
if

the

consideration

or

price

determined

pursuant

to
subclause (1)

or

(2)

above

(or

any

component

thereof)

is
expressed

in

a

currency

other

than

the

Relevant

Currency,

it
shall be

converted into

the Relevant

Currency at

the Prevailing
Rate on the relevant Effective

Date (in the case of

subclause (1)
above) or

the relevant date

of first public

announcement (in the
case of subclause (2) above);
(4)
in determining the

consideration or price

pursuant to the

above,
no

deduction

shall

be

made

for

any

commissions

or

fees
(howsoever described) or

any expenses paid or

incurred for any
underwriting,

placing

or

management

of

the

issue

of

the
relevant

Ordinary

Shares

or

Securities

or

options,

warrants

or
rights, or otherwise in connection therewith; and
(5)
the

consideration

or

price

shall

be

determined

as

provided
above

on

the

basis

of

the

consideration

or

price

received,
receivable,

paid

or

payable,

regardless

of

whether

all

or

part
thereof

is

received,

receivable,

paid

or

payable

by

or

to

UBS
Group AG or another entity.
(E)
If

UBS

Group

AG

determines,

in

its

sole

discretion,

that,
notwithstanding

subclauses (A)

to

(D)

of

this

Condition 8(d)(i),

a
reduction to

the Conversion

Price should

be made

as a

result of

one or
more

events

or

circumstances

not

referred

to

in

this

Condition 8(d)(i)
that

would

require

an

adjustment

to

the

Conversion

Price

in

order

to
comply

with

Swiss

mandatory

law

on

the

protection

of

holders

of
instruments

that

may

convert

into

shares

issued

out

of

capital

range
( Kapitalband
),

conditional

capital

(
bedingtes

Kapital
)

or

Conversion
Capital, the

Conversion Price

will be

reduced (either

generally or

for a
specified period) in such manner

and with effect from such

date as UBS
Group AG

shall determine

and the

Issuer shall

notify to

the Holders

in
accordance with Condition 14 ( Notices ).
(ii)
Notwithstanding subclause (i) of this Condition 8(d):
(A) where
(1)
the events or

circumstances giving rise

to any adjustment

to the
Conversion

Price

have

resulted

or

will

result

in

an

adjustment
to the Conversion Price; or
(2)
more

than

one

event

that

gives

rise

to

an

adjustment

to

the
Conversion Price occurs within such a short period of time,
that, in

the opinion

of UBS

Group AG,

a modification

to the

operation
of the

adjustment provisions

set forth

in this

Condition 8(d)

is required
to

give

the

intended

result,

such

modification

will

be

made

to

the
operation of the adjustment

provisions set forth in this

Condition 8(d) as
may

be

determined

by

an

Independent

Adviser

to

be

in

its

opinion
appropriate

to

give

the

intended

result,

including

to

ensure

that

(x) an
adjustment to

the Conversion

Price or

the economic

effect thereof

shall
not be

taken into

account more

than once,

(y) the economic

effect of

an
Extraordinary Distribution is not taken into account

more than once, and
(z) to

reflect

a

redenomination

of

the

issued

Ordinary

Shares

for

the
time being into a new currency;
(B)
any

adjustment

to

the

Conversion

Price

will

be

subject

to

such
Conversion

Price

(translated,

if

necessary,

into

the

currency

in

which
the

par

value

of

an

Ordinary

Share

is

denominated

at

the

time

such
adjustment

becomes

effective

at

the

then-prevailing

exchange

rate

as
determined

by

the

Issuer)

not

being

less

than

the

par

value

of

an
Ordinary Share at such time;

(C)
UBS

Group

AG

shall

not

take

any

action,

and

shall

procure

that

no
action

is

taken,

that

would

otherwise

result

in

an

adjustment

to

the
Conversion

Price

(translated,

if

necessary,

into

the

currency

in

which
the par

value

of an

Ordinary Share

is denominated

at the

time of

such
action at the

then-prevailing exchange

rate as determined

by the Issuer)
to below the par value of an Ordinary Share then in effect;
(D)
if

any

doubt

arises

as

to

whether

an

adjustment

is

to

be

made

to

the
Conversion Price

or as

to the

appropriate adjustment

to the

Conversion
Price,

the

Issuer

may

in

its

sole

discretion

appoint

an

Independent
Adviser

and,

following

consultation

between

the

Issuer

and

such
Independent Adviser,

a written

opinion of

such Independent

Adviser in
respect

thereof

will

(in

the

absence

of

wilful

default,

bad

faith

and
manifest error) be conclusive and binding on the Issuer and the Holders;
(E)
no

adjustment

will

be

made

to

the

Conversion

Price

where

Ordinary
Shares

or

other

securities

(including

rights,

warrants

and

options)

are
issued,

offered,

exercised,

allotted,

purchased,

appropriated,

modified
or

granted

to,

or

for

the

benefit

of,

employees

or

former

employees
(including directors

holding or

formerly holding

executive office

or the
personal

service

company

of

any

such

person)

or

their

spouses

or
relatives,

in each

case, of

UBS Group

AG or

any of

its subsidiaries

or
any

associated

company

or

to

a

trustee

or

trustees

to

be

held

for

the
benefit

of

any

such

person,

in

any

such

case

pursuant

to

any

share

or
option scheme; and
(F)
on any

adjustment,

if the

resultant Conversion

Price has

more

decimal
places than

the initial

Conversion Price,

it will

be rounded

to the

same
number

of

decimal

places

as

the

initial

Conversion

Price.

No
adjustment will be made to the

Conversion Price where such adjustment
(rounded

down

if

applicable)

would

be

less

than

one

per

cent.

of

the
Conversion

Price

then

in

effect.

Any

adjustment

not

required

to

be
made,

and/or

any

amount

by

which

the

Conversion

Price

has

been
rounded

down,

will

be

carried

forward

and

taken

into

account

in

any
subsequent

adjustment,

and

such

subsequent

adjustment

will

be

made
on the basis

that the adjustment

not required to

be made had been

made
at the relevant time and/or that the

relevant rounding down had not been
made, as the case may be.
(iii)
The

Issuer

shall

give

notice

of

any

adjustments

to

the

Conversion

Price

made
pursuant

to this

Condition 8(d)

to

the Holders

in

accordance with

Condition 14
( Notices ) promptly after the determination thereof.
(iv)
References

in

these

Terms

and

Conditions

to

any

issue

or

offer

or

grant

to
Shareholders "as a

class" or "by way

of rights" shall be

taken to be references

to
an

issue

or

offer

or

grant

to

all

or

substantially

all

Shareholders,

other

than
Shareholders to

whom, by reason

of the laws

of any territory

or requirements of
any recognised regulatory body or

any other stock exchange or securities

market
in any territory or in connection

with fractional entitlements, it is determined

not
to make such issue or offer or grant.
(e)
Qualifying Relevant Event
(i)
Upon

the

occurrence

of

a

Relevant

Event

that

is

a

Qualifying

Relevant

Event,
then:
(A)
upon the

occurrence of

a Trigger

Event or

a Viability

Event where

the
applicable

Conversion

Date

falls

on

or

after

the

New

Conversion
Condition Effective Date,

(1)
the Notes

shall be

converted on

such Conversion

Date into,

or
be exchanged on

such Conversion Date for,

as the case may

be,
Relevant

Shares

of

the

Approved

Entity,
mutatis

mutandis

as
provided

in

accordance

with

this Condition

8,

at

a

Conversion
Price that shall be the New Conversion Price; and
(2)
the Issuer shall

procure the issue

and/or delivery of

the relevant
number

of

Relevant

Shares

of

the

Approved

Entity

in

the
manner

provided

in

this

Condition 8

(as

may

be

amended

as
described

in

the

definition

of

the

term

New

Conversion
Condition); and
(B)
the

New

Conversion

Price

shall

be

subject

to

adjustment

in

the
circumstances

provided

in

this

Condition 8

for

the

adjustment

of

the
Conversion

Price

(if

necessary

with

such

amendments

as

an
Independent

Adviser

shall

determine

to

be

appropriate)

and

the

Issuer
shall

give

notice

in

accordance

with

Condition 14

(
Notices
)

to

the
Holders

of

the

New

Conversion

Price

and

of

any

such

amendments
thereafter.
(ii)
Upon the

occurrence of

a Relevant

Event, the

Issuer shall

give notice

thereof to
the Holders

in accordance

with Condition 14

(
Notices
) within

10 Business Days
following the occurrence of such Relevant Event, which notice shall:
(A)
specify the identity of the Acquiror;
(B)
specify whether

the Relevant Event

is a Qualifying

Relevant Event or

a
Non-Qualifying Relevant Event;
(C)
in the case of a Qualifying

Relevant Event, specify the

New Conversion
Price; and
(D)
if applicable, specify the New

Conversion Condition Effective Date.
(iii)
For

the

avoidance

of

doubt,

upon

the

occurrence

of

a

Relevant

Event

that

is

a
Non-Qualifying

Relevant

Event,

the

provisions

of

this

Condition 8(e)

shall
(subject

to the

subsequent

operation of

this Condition

8(e) upon

the occurrence
of

a

subsequent

Relevant

Event)

not

apply,

and

the

Notes

will

continue

to

be
convertible

into

Ordinary

Shares

pursuant

to

and

in

accordance

with

the

other
provisions

of

this

Condition 8

(
Conversion
),

if

and

when

the

Issuer

gives

a
Trigger Event Notice

or a Viability

Event Notice in accordance with Condition

7
(
Trigger Event and Viability

Event
).
(iv)
For purposes of these Terms and Conditions:
" Acquiror
" means the Person

(including a Governmental Entity)

that, following
a Relevant Event, controls UBS Group AG.
"
Approved

Entity"
means

an

Acquiror

that

is

body

corporate

that

is
incorporated

or established

under the

laws of

an OECD

member state

and that,
on the occurrence of the Relevant Event, has in issue Relevant Shares.
"
Governmental

Entity
" means

(x) the Swiss

Confederation, (y) an

agency of

the
Swiss

Confederation

or

(z) a

person

or

entity

(other

than

a

body

corporate)
controlled by the Swiss

Confederation or any

such agency referred to

in clause (y)
of

this

definition;

provided
, however
,

that,

if

UBS

Group

AG

is

at

any

time
organised

in a

jurisdiction

outside of

Switzerland,

references in

this definition

to
"the

Swiss Confederation"

shall be

read

as references

to the

government

of such
other jurisdiction.
The

"
New

Conversion

Condition
"

shall

be

satisfied

in

respect

of

a

Relevant
Event

if,

by

no

later

than

seven

days

following

the

occurrence

of

such

Relevant
Event, (x) UBS Group

AG has, to the

satisfaction of UBS Group

AG, entered into
arrangements

with

the

Approved

Entity

that

provide

for

delivery

of

Relevant

Shares

of

the

Approved

Entity

on

Conversion

on

terms
mutatis

mutandis

as
provided in

the provisions

of this

Condition 8, and

(y) the Issuer

has entered

into
such

agreements

and

arrangements,

and

made

such

amendments

to

these

Terms
and

Conditions,

as

may

be

required

to

ensure

that,

with

effect

from

the

New
Conversion Condition Effective

Date, the Notes shall,

following the occurrence of
a

Trigger

Event

or

a

Viability

Event,

be

convertible

into,

or

exchangeable

for,
Relevant Shares of the Approved Entity, mutatis mutandis

in accordance with, and
subject to, this

Condition 8 (as may

be so amended)

at the New

Conversion Price;
provided , however
, that, any failure

to enter into the

arrangements and agreements
and/or

make

the

amendments

described

in

clauses (x)

and

(y)

of

this

definition
shall

not

constitute

a

default

or

an

Event

of

Default

under

these

Terms

and
Conditions.
"
New

Conversion

Condition

Effective

Date
" means

the date

with effect

from
which the New Conversion Condition has been satisfied.
"
New Conversion

Price
" means,

in respect

of any

Conversion Date

falling on

or
after the New Conversion Condition

Effective Date, the amount determined

by the
Issuer in accordance with the following formula:
where:
NCP

is the New Conversion Price.
ECP

is the Conversion Price

in effect on

the last dealing day prior
to the New Conversion Condition Effective Date.
VWAPRS

is the average

of the Volume

Weighted

Average

Price of the
Relevant

Shares

of

the

Approved

Entity

(translated,

if
necessary,

into

USD

at

the

Prevailing

Rate

on

the

relevant
dealing

day) on

each of

the five

dealing days

ending

on the
last

dealing

day

prior

to

the

date

on

which

the

Relevant
Event

occurred

(and

where

references

in

the

definition

of
"Volume

Weighted

Average

Price"

to

"Ordinary

Shares"
shall

be

construed

as

a

reference

to

the

Relevant

Shares

of
the

Approved

Entity

and

in

the

definition

of

"dealing

day",
references

to the

"Relevant

Stock Exchange"

shall be

to the
primary

Recognised Stock

Exchange on

which the

Relevant
Shares

of

the

Approved

Entity

are

then

listed,

admitted

to
trading or accepted for dealing).
VWAPOS

is the average

of the Volume

Weighted

Average

Price of the
Ordinary

Shares

(translated,

if

necessary,

into

USD

at

the
Prevailing

Rate

on

the

relevant

dealing

day)

on

each

of

the
five dealing

days ending

on the

last dealing

day prior

to the
date on which the Relevant Event occurred.
"
Non-Qualifying

Relevant

Event
"

means

a

Relevant

Event

that

is

not

a
Qualifying Relevant Event.
" Qualifying Relevant Event
" means a Relevant

Event where:
(A)
the Acquiror is an Approved Entity; and
(B) the New Conversion Condition is satisfied.

A "
Relevant

Event
"

will have

occurred

if,

at

any

time

after the

Issue

Date,

any
Person or Persons acting in concert acquires control of UBS Group AG (other than
as

a

result

of

an

Exempt

Reorganisation).

For

the

purposes

of

this

definition
"Relevant

Event",

"
control
"

means

the

acquisition

or

holding

of

legal

or
beneficial

ownership

of

more than

95

per

cent.

of

the

issued

Ordinary

Shares

of
UBS Group

AG (whether

obtained directly

or indirectly

and whether

obtained by
ownership

of share

capital, contract

or otherwise)

and, as

a consequence

thereof,
the

Ordinary

Shares

are

no

longer

admitted

to

trading

on

any

Recognised

Stock
Exchange, and " controlled " shall be construed accordingly.
"
Relevant

Shares
"

means,

in

respect

of

an Acquiror,

ordinary

share capital

of
such

Acquiror

that

constitutes

equity

share

capital

or

the

equivalent

(or
depositary or

other receipts

representing the

same) that

is listed and

admitted to
trading on a Recognised Stock Exchange.
(f)
Procedure for settlement and delivery of Ordinary Shares on Conversion
Ordinary Shares to

be issued on Conversion

shall be delivered subject

to and as provided
below.
(g)
Fractions
Fractions of

Ordinary Shares will

not be issued

or delivered pursuant

to these Terms

and
Conditions on Conversion and no cash payment

will be made in lieu thereof. The number
of Ordinary

Shares to be

issued and delivered

to the Settlement

Share Depository

for the
benefit

of each

Holder

in respect

of a

Conversion

shall

be calculated

by the

Settlement
Agent on the basis of the aggregate principal amount of Notes held by such Holder on the
applicable Conversion Date and rounded down, if necessary,

to the nearest whole number
of Ordinary Shares.
(h)
Procedure for delivery in respect of a Conversion
(i)
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary
under

Swiss law,

shall

on or

prior

to the

applicable

Conversion

Date

issue and
deliver to the Settlement

Share Depository such number

of Ordinary Shares as is
required to satisfy

in full its obligation

to deliver Ordinary Shares

to the Holders
in respect

of the

Conversion on

the applicable

Conversion Date.

Receipt by

the
Settlement

Share

Depository

of

such

Ordinary

Shares

shall

be

a

good

and
complete discharge of the

Issuer's (and, if UBS Group AG

is not the Issuer,

UBS
Group

AG's)

obligations

in

respect

of

the

Notes.

If

the

Issuer

is

unable

to
appoint

a

Settlement

Share

Depository

on

or

prior

to

the

giving

of

the

Trigger
Event

Notice or

Viability

Event Notice,

as the

case may

be, it

shall make

such
other

arrangements

for

the

issuance

and

delivery

of

the

Ordinary

Shares

to

be
issued and

delivered

upon Conversion

to the

Holders as

it considers,

in its

sole
discretion, to be reasonable

in the circumstances, which

may include issuing and
delivering

such

Ordinary

Shares to

another

independent

nominee

to be

held

on
trust

for

the

Holders

or

issuing

and

delivering

such

Ordinary

Shares

to

the
Holders

directly,

which

issuance

and

delivery

shall

irrevocably

discharge

and
satisfy all

of the

Issuer's obligations

under the

Notes as

if the

relevant Ordinary
Shares had been

issued and delivered

to the Settlement

Share Depository and,

in
which

case,

where

the

context

so

admits,

references

in

these

Terms

and
Conditions to

the issue

and delivery

of Ordinary

Shares to

the Settlement

Share
Depository shall be construed accordingly and apply mutatis mutandis
.
(ii)
Subject

to

the

making

of

a

Settlement

Shares

Offer

and

as

otherwise

provided
herein,

the

Settlement

Agent

shall

give

instructions

to

the

Settlement

Share
Depository

for

the

relevant

Ordinary

Shares

to

be

delivered

by

the

Settlement
Share

Depository

on

the

applicable

Settlement

Date

to

the

Holders,

and

the
Settlement

Share

Depository

shall

procure

that

the

Ordinary

Shares

are

so
delivered to the Holders on the applicable Settlement Date.

(iii)
In respect

of a Conversion

as a result

of the occurrence

of a Trigger

Event only,
following receipt by the Settlement

Share Depository of the Ordinary

Shares and
the

resulting

good

and complete

discharge

of the

Issuer's obligations

in respect
of

the

Notes

as

described

in

subclause (i)

above,

the

Issuer

may,

in

its

sole
discretion,

appoint

a

placement

agent

(the

"
Settlement

Shares

Offer

Agent
")
acting on

behalf, and

for the

accounts, of

the Holders

to conduct

an offering

of
the Ordinary

Shares to

which the

Holders are

otherwise entitled

(a "
Settlement
Shares Offer
"). In

the relevant

Trigger

Event Notice,

the Issuer

shall notify

the
Holders

whether

it will

appoint such

Settlement Shares

Offer

Agent

to conduct
such a

Settlement Shares

Offer.

If it

does so

appoint

a Settlement

Shares Offer
Agent,

it

will

instruct

the

Settlement

Share

Depository

to

deliver

the

relevant
Ordinary Shares

to or

to the

order of

the Settlement

Shares Offer

Agent for

this
purpose prior

to the

end of

the Offer

Settlement Period.

Such Settlement

Shares
Offer

shall

be

made

(x) in

the

currency

of

the

Issuer's

choosing

and

at

a

cash
price

per

Ordinary

Share

(such

price

translated,

if

necessary,

into

USD

at

the
prevailing

exchange rate

on the

date of

the Trigger

Event Notice

as determined
by the

Issuer) equal

to the

Conversion Price

in effect

on the

date of

the Trigger
Event Notice,

and (y) to some

or, subject

to applicable

laws and

regulations and
to

such

an

offer

being

practicable

in

the

opinion

of

the

Issuer

in

the

Offer
Settlement

Period,

all

Shareholders

on

the

record

date

of

the

Trigger

Event
Notice

then

eligible

to

participate

in

such

offer.

Any

such

Settlement

Shares
Offer shall

be completed

no later

than 20 Business

Days after

the occurrence

of
the

Trigger

Event

(the

"
Offer

Settlement

Period
").

Neither

the

Issuer

nor

the
Settlement Share

Depository

shall incur

any liability

whatsoever

to the

Holders
in

respect

of

the

appointment

of

such

Settlement

Shares

Offer

Agent

or

its
conduct, save for cases of gross negligence or wilful intent.
If the Settlement Shares

Offer is fully

subscribed by or before

the end of the

Offer
Settlement

Period,

the

Holders

shall,

pursuant

to

the

agreement

appointing

the
Settlement Shares

Offer

Agent, be

entitled to

receive from

the Settlement

Shares
Offer Agent on the fifth Business Day after the end of the

Offer Settlement Period,
their
pro

rata

share of

the aggregate

cash proceeds

received from

the Settlement
Shares

Offer

(such

aggregate

cash

proceeds

translated,

if

necessary,

from

the
currency in which they

are denominated into USD

at the then-prevailing exchange
rate

as

determined

by

the

Settlement

Shares

Offer

Agent

(less

any

foreign
exchange transaction

costs)), such

amount being

rounded to

the nearest

cent (half
a

cent

being

rounded

upwards).

If

the

Settlement

Shares

Offer

is

only

partially
subscribed

by

the

end

of

the

Offer

Settlement

Period,

the

Holders

shall
(x) pursuant

to

the

agreement

appointing

the

Settlement

Shares

Offer

Agent,

be
entitled

to

receive

from

the

Settlement

Shares

Offer

Agent

on

the

fifth

Business
Day

after

the

end

of

the

Offer

Settlement

Period,

their
pro

rata

share

of

the
aggregate

cash

proceeds

received

from

the

Settlement

Shares

Offer

(such
aggregate cash

proceeds translated,

if necessary,

from the

currency in

which they
are denominated

into USD

at the

then-prevailing

exchange rate

as determined

by
the Settlement

Shares Offer

Agent (less

any foreign

exchange transaction

costs)),
such

amount

being

rounded

to

the

nearest

cent

(half

a

cent

being

rounded
upwards),

and

(y) be

entitled

to

receive

their
pro

rata

share

of

the

number

of
Ordinary Shares

not subscribed

pursuant to

the Settlement

Shares Offer

(rounded
down

to

the

nearest

whole

number

of

such

Ordinary

Shares)

within

the

period
specified below

from the

Settlement Share

Depository.

If no

Ordinary Shares

are
subscribed in

the Settlement

Shares Offer,

Holders shall

be entitled

to receive

the
relevant

Ordinary

Shares

within

the

period

specified

below

from

the

Settlement
Share

Depository.

Notwithstanding

Condition 9

(
Payments;

Agents
),

any

cash
proceeds

that

the

Holders

are

entitled

to

receive

pursuant

to

this

subclause (iii)
shall be delivered to the Holders in accordance with clause (j) of this Condition

8.
In

relation

to

any

Ordinary

Shares

not

sold

pursuant

to

a

Settlement

Shares
Offer,

the

Settlement

Agent

shall

give

instructions

to

the

Settlement

Shares
Offer

Agent for

such Ordinary

Shares to

be delivered

by the

Settlement Shares
Offer

Agent to

the relevant

Holders within

five Business

Days after

the end

of
the Offer Settlement Period.

(i)
Taxes and duties
None

of

the

Issuer,

any

other

member

of

the

Group,

any

Agent,

the

Settlement

Share
Depository

and

the

US

Transfer

Agent

will

pay

any

capital,

stamp,

issue,

registration,
transfer or other

taxes or duties arising

upon Conversion or

that may arise or

be paid as a
consequence

of

or

in

connection

with

the

issue

and

delivery

of

Ordinary

Shares

to

the
Settlement

Share

Depository

or

the

delivery

of

any

Ordinary

Shares

to

the

relevant
recipient

in

accordance

with

the

instructions

given

in

the

relevant

Settlement

Shares
Settlement Notice.

A Holder

must pay

any capital,

stamp, issue,

registration,

transfer or
other

taxes

or

duties

arising

upon

Conversion

or

that

may

arise

or

be

paid

as

a
consequence of or in connection

with the issue and delivery of the

Ordinary Shares to the
Settlement

Share

Depository

or

the

delivery

of

the

Ordinary

Shares

to

the

relevant
recipient

in

accordance

with

the

instructions

given

in

the

relevant

Settlement

Shares
Settlement Notice,

and such Holder

must pay all,

if any,

such taxes and

duties arising

by
reference

to any

disposal or

deemed disposal

of such

Holder's Notes

or interest

therein.
Any capital, stamp, issue, registration,

transfer or other taxes or duties

arising on delivery
or

transfer

of

Ordinary

Shares

to

a

purchaser

in

any

Settlement

Shares

Offer

shall

be
payable by the relevant purchaser of those Ordinary Shares.
(j)
Delivery of Ordinary Shares and cash proceeds received from a Settlement Shares Offer
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary

under
Swiss law,

will issue and

deliver the Ordinary

Shares required to

be issued and delivered
on Conversion to the Settlement

Share Depository on behalf of

the Holder of the relevant
Note(s).

The

Issuer

(or

another

party

so

authorised

by

the

Issuer)

shall

instruct

the

US
Transfer

Agent to

credit such

Ordinary

Shares to

a nominee

account in

the name

of the
Settlement

Share

Depository

to

be

held

on

behalf

of

the

Holders

on

the

applicable
Conversion

Date.

Receipt

by the

Settlement

Share

Depository

of

such

Ordinary

Shares
on the applicable Conversion

Date shall be a

good and complete discharge

of the Issuer's
obligations in respect of the Notes as described in subclause (h)(i) of this Condition 8.
In order

to obtain

delivery from

the Settlement

Share Depository

of the

Ordinary Shares
and/or cash proceeds

received from a

Settlement Shares Offer,

in each case to

which it is
entitled

pursuant

to

this

Condition 8,

a

Holder

will

be

required

to

deliver

to

the
Settlement

Share

Depository

(or

any

of

its

agent

designated

for

such

purpose

in

the
Trigger

Event

Notice

or

Viability

Event

Notice,

as

applicable)

an

executed

settlement
shares settlement notice substantially in the form that may

be obtained from the Specified
Office

of

the

Settlement

Agent

(a

"
Settlement

Shares

Settlement

Notice
")

and

the
relevant Certificate representing

the relevant Note to

the Settlement Share Depository

(or
any

of

its

agents

designated

for

such

purpose

in

the

Trigger

Event

Notice

or

Viability
Event Notice) on or

before the Settlement Notice

Cut-off Date. If

such Settlement Shares
Settlement Notice or

Certificate is delivered after

the end of normal

business hours at the
Specified

Office

of the

Settlement Share

Depository,

such delivery

shall be

deemed for
all purposes

to have

been made

or given

on the

following New

York

Business Day.

The
Settlement

Shares

Settlement

Notice

must

contain

certain

information,

including

the
name of

the relevant

recipient in

which the relevant

Ordinary Shares

are to be

registered
directly on

the books

of the

US Transfer,

and Settlement

Shares Settlement

Notices and
Certificates

must

be

delivered

to

the

Settlement

Share

Depository

(or

any

of

its

agents
designated

for

such

purpose

in

the

Trigger

Event

Notice

or

Viability

Event

Notice,

as
applicable)

in

accordance

with

the

procedures

described

in

the

relevant

Trigger

Event
Notice or Viability

Event Notice,

as applicable;
provided , however
, that, if

the Notes

are
represented

by one

or more

Global

Certificates

deposited

with,

or with

a

custodian for,
the

Depositary,

then

the

Settlement

Shares

Settlement

Notice

must

be

given

in
accordance with

the standard

procedures of

the Depositary

(which may

include, without
limitation, delivery of the notice

to the Settlement Share Depository

by electronic means)
and

in

a

form

acceptable

to

the

Depositary,

the

Settlement

Agent

and

the

Settlement
Share

Depository.

Subject

as

otherwise

provided

herein,

the

relevant

Ordinary

Shares
and/or cash proceeds of a Settlement Shares Offer will be

delivered by or on behalf of the
Settlement

Share

Depository

or

the

Settlement

Shares

Offer

Agent,

as

applicable,

in
accordance

with

the

instructions

given

in

the

relevant

Settlement

Shares

Settlement
Notice; provided , however
,

that,

if

the

Notes

are

represented

by

one

or

more

Global
Certificates deposited

with, or

with a

custodian for,

the Depositary,

then delivery

of any
such

cash

proceeds

shall

be

made

by

the

Settlement

Shares

Offer

Agent

in

accordance
with the Depositary's practices from time to time.

If

a

Holder

delivers

a

valid

Settlement

Shares

Settlement

Notice

and

the

relevant
Certificate on

or before

the Settlement

Notice Cut-off

Date, then

the Ordinary

Shares will
be delivered in respect

of the relevant Note(s)

by way of registering

the Ordinary Shares in
the

name

of the

relevant recipient

directly

on the

books

of the

US Transfer

Agent

on the
applicable

Settlement

Date

or such

other

date

as is

specified

for

delivery.

Once Ordinary
Shares are

registered in

the name

of the

relevant recipient

directly on

the books

of the

US
Transfer

Agent,

such

relevant

recipient,

as

Shareholder,

is

expected

to

receive

periodic
account statements

from the US

Transfer Agent

with respect to

its Ordinary Shares.

At the
time

of

delivery

of

any

Ordinary

Shares

to

the

relevant

recipient

by

registration

of

such
Ordinary

Shares

directly

on

the

books

of

the

US

Transfer

Agent,

the

then-valid

share
registration

rules

of

UBS

Group

AG

will

apply,

and

UBS

Group

AG

does

not

offer

any
assurance or

guarantee that

such relevant

recipient will

be accepted

as a

Shareholder with
voting rights in the share register of UBS Group AG.
If a Holder fails to deliver a

Settlement Shares Settlement Notice

or the relevant Certificate
on or

before the

Settlement Notice

Cut-off

Date or

if a

Holder has

delivered a

Settlement
Shares

Settlement

Notice

and

the

relevant

Certificate

on

or

prior

the

Settlement

Notice
Cut-off

Date

but

such

Settlement

Shares

Settlement

Notice

has

been

determined

by

the
Settlement

Share

Depository

to

be

null

and

void,

then

the

Settlement

Share

Depository
shall

continue

to

hold

the

relevant

Ordinary

Shares

and/or,

as

applicable,

cash

proceeds
received

from

a

Settlement

Shares

Offer,

in

each

case

to

which

such

Holder

is

entitled
pursuant

to

this

Condition 8,

until

a

valid

Settlement

Shares

Settlement

Notice

(and

the
Certificate

representing

the

relevant

Notes)

is

so

delivered

by

such

Holder.

If

any

such
Ordinary

Shares

or

such

cash

proceeds

received

from

a

Settlement

Shares

Offer

(as
applicable)

have

not

been

claimed

during

the

10-year

and

30-day

period

commencing

on
the Final

Cancellation Date,

the relevant

claims of

the applicable

Holders are

time-barred
and

the relevant

Ordinary

Shares and

cash, as

the

case

may

be, will

be

transferred

to the
Issuer.

None

of

the

Issuer,

the

Settlement

Share

Depository

and

the

Settlement

Shares
Offer Agent

shall have

any liability

to any

Holder for

any loss resulting

from such

Holder
not receiving any such Ordinary Shares and/or cash proceeds.
If not previously

cancelled on the applicable

Settlement Date, the

relevant Notes shall

be
cancelled on

the Final

Cancellation Date

and any

Holder delivering

a Settlement

Shares
Settlement Notice after

the Settlement Notice

Cut-off Date will

have to provide

evidence
of its entitlement

to the relevant Ordinary

Shares and/or cash proceeds

from a Settlement
Shares

Offer,

as

applicable,

satisfactory

to

the

Settlement

Share

Depository

in

its

sole
discretion in

order to

receive delivery

of such Ordinary

Shares or such

cash proceeds,

as
applicable.

None

of

the

Issuer,

the

Settlement

Share

Depository

and

the

Settlement
Shares Offer Agent shall have any liability to

any Holder for any loss resulting from such
Holder

not

receiving

any

Ordinary

Shares

or

cash

proceeds

from

a

Settlement

Shares
Offer,

as applicable,

or from

any delay

in the

receipt thereof,

in each

case as

a result

of
such

Holder

failing

to

submit

a

valid

Settlement

Shares

Settlement

Notice

and

any
relevant Certificate (if applicable), on a timely basis or at all.
Any

determination

as

to

whether

any

Settlement

Shares

Settlement

Notice

has

been
properly

completed

and

delivered

together

with

the

relevant

Certificate(s)

as

provided

in
these Terms

and Conditions, or

whether any evidence

of entitlement to

Ordinary Shares or
cash proceeds

received from

a Settlement

Shares Offer,

as applicable,

is satisfactory,

shall
be made

by the

Settlement Share

Depository

in its

sole discretion

and shall

be conclusive
and

binding

on

the

relevant

Holders.

In

the

case

of

Notes

represented

by

a

Global
Certificate,

any

Settlement

Shares

Settlement

Notice

delivered

prior

to

the

day

following
the Suspension Date will be null and void.
(k)
Ordinary Shares
The

Ordinary

Shares

issued

and

delivered

on

Conversion

will

be

fully

paid

and

non-
assessable and

will in all

respects rank
pari passu

with the fully

paid Ordinary

Shares in
issue on the

relevant Share Creation

Date, except in any

such case for any

right excluded
by mandatory provisions of applicable

law, and

except that the Ordinary Shares so

issued
and

delivered

will not

rank

for

(or,

as the

case

may

be,

the relevant

Holder

will not

be
entitled to receive)

any rights, distributions

or payments the record

date or other due

date
for

the establishment

of entitlement

for

which

falls

prior

to the

relevant

Share Creation
Date.

All Ordinary Shares

issued and delivered

to Holders upon

Conversion are expected

to be
"restricted

securities" within

the meaning

of Rule

144 under

the US

Securities Act,

and
accordingly,

any Holder

who receives

Ordinary Shares

upon Conversion

will be

subject
to restrictions

under

the US

Securities Act

on its

ability to

resell such

Ordinary

Shares.
Subject to applicable

law and the policies

and procedures of

the US Transfer

Agent from
time to time,

through the US Transfer

Agent, Holders who receive

Ordinary Shares upon
Conversion are expected

to be able to

effect transfers of

such Ordinary Shares

with other
Shareholders

holding

their

Ordinary

Shares

through

the

US

Transfer

Agent,

or

with
Shareholders holding

their Ordinary Shares

via DTC through

custodian banks

or brokers
by means of DTC's Direct Registration System.
(l)
Purchase or redemption of Ordinary Shares
UBS Group AG or any of

its subsidiaries may exercise such rights

as it may from time to
time enjoy to purchase

or redeem or buy back

any shares or securities of UBS

Group AG
(including

Ordinary

Shares)

or

any

depositary

or

other

receipts

or

certificates
representing the same without the consent of Holders.
(m)
Determinations to be made by an Independent Adviser
In the

case of

any determination

that is

required to

be made

by an

Independent Adviser
for purposes of this

Condition 8, the Issuer shall

use reasonable endeavours to

appoint an
Independent

Adviser

to

make

such

determination;
provided , however
,

that,
notwithstanding

the

other

provisions

of

these

Terms

and

Conditions,

if

the

Issuer

is
unable to so appoint

an Independent Adviser

or the Independent Adviser

so appointed by
the

Issuer

fails

to

make

such

determination,

the

Issuer,

acting

in

good

faith

and

a
commercially reasonable manner,

will make such determination.
Any

determination

that

is

made

by

an

Independent

Adviser

for

purposes

of

this
Condition 8

will

be

made

in

the

sole

discretion

of

such

Independent

Adviser

acting

in
good faith and in a commercially reasonable manner.
(n)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given,

expressed,

made

or

obtained

by

an

Independent

Adviser

or

the
Settlement Agent

for purposes

of this

Condition 8

will (in

the absence

of wilful

default,
bad faith and manifest error)

be binding on the Issuer,

the Agents and the Holders and

(in
the absence

of wilful

default and

bad faith)

no liability

to the

Issuer or

the Holders

will
attach

to

the

Independent

Adviser

or

the

Settlement

Agent

in

connection

with

the
exercise

or

non-exercise

by

the

Independent

Adviser

or

the

Settlement

Agent

of

its
powers, duties and discretions under this Condition 8.
9.
PAYMENTS;

AGENTS
(a)
All payments

required to

be made

under the

Notes will

be made

available in

good time
in freely disposable

funds in USD, which

will be placed

at the free disposal

of the Fiscal
Agent on

behalf of the

Holders. If the

Scheduled Due

Date for any

payment (whether

in
respect

of

principal,

interest

or

otherwise)

in

respect

of

the

Notes

is

not

a

Payment
Business

Day,

then

the

Holders

will

not

be

entitled

to

payment

thereof

until

the

first
Payment

Business Day

following

the Scheduled

Due Date,

and

the Holders

will not

be
entitled to

any additional

sum in

relation to

such payment.

All payments

required

to be
made under

the Notes

(including,

for the

avoidance of

doubt, any

Additional Amounts)
shall

be

made

to

the

Holders

in

USD

without

collection

costs,

without

any

restrictions
and

whatever

the

circumstances

may

be,

irrespective

of

nationality,

domicile

or
residence

of the

relevant

Holder and

without

certification,

affidavit

or the

fulfilment of
any

other

formality;
provided , however
,

that,

in

the

case

of

Notes

represented

by
Definitive Certificates,

such Definitive Certificates

must be presented

and, in the

case of
redemption,

surrendered

at

the

Specified

Office

of

the

relevant

Paying

Agent

as

a
condition to receipt of any such payment.

(b)
The receipt

by the

Fiscal Agent

of the

due and

punctual payment

of funds

in USD

will
release the Issuer from its obligations under the Notes to the extent of such payment.
(c)
Subject to clause (d) of this Condition 9,
(i)
the Issuer

reserves the

right to

terminate the

appointment of

any Agent,

as well
as

to

appoint

or,

after

any

such

appointment,

to

terminate

the

appointment

of,
one

or

more

other

paying

agents

to

carry

out

any

payment

or

other

similar
functions in respect

of the Notes

(each, a "
Paying Agent "), provided

that (A) so
long

as

any

Note

is

outstanding,

there

will

at

all

times

be

a

Fiscal

Agent,

a
Registrar,

a

Calculation

Agent

and

a

Settlement

Agent,

(B) for

so

long

as

the
Notes

are

listed

on

the

SIX

Swiss

Exchange

and

if

then

required

by

the
regulations of the SIX Swiss

Exchange, the Issuer shall

maintain a Paying Agent
in Switzerland, which

agent shall have

an office in

Switzerland and be

a bank or
securities dealer subject

to supervision by

FINMA, to perform

the functions of

a
Swiss

paying

agent

(the

"
Swiss

Paying

Agent
"),

and

(C) any

successor
Calculation

Agent

must

be

a

leading

bank

or

financial

institution

that

is
experienced in the calculations and determinations to be made by the Calculation
Agent; and
(ii)
if at any time the Fiscal Agent, the Registrar,

the Calculation Agent, or the Swiss
Paying

Agent,

(A) becomes

incapable of

acting, or

(B) is adjudged

bankrupt or
insolvent, or files a voluntary

petition in bankruptcy,

or makes an assignment for
the benefit

of its

creditors, or

consents to

the appointment

of a

receiver of

all or
any

substantial

part

of

its

property,

or

admits

in

writing

its

inability

to

pay

or
meet

its

debts

as

they

mature,

or

if

an

order

of

any

court

is entered

approving
any

petition

filed

by

or

against

it

under

the

provisions

of

any

applicable
bankruptcy

or

insolvency

law,

or

if

a

receiver

of

it

or

of

all or

any

substantial
part of

its property

is appointed,

or if

any public

officer takes

charge

or control
of it or of

its property or affairs

for the purpose of

rehabilitation, conservation or
liquidation (any

such event,

an "
Agent Insolvency

Event
"), then

the Issuer

will
terminate the

appointment of

such Agent

in accordance

with the

Fiscal Agency
Agreement and appoint a successor Agent; and
(iii)
if at any time

the Calculation Agent fails

to (A) determine the Mid

Market Swap
Rate or

the

Reset Interest

Rate or

duly

calculate

the Reset

Interest

Amount

for
any

Reset

Interest

Period

or

the

interest

amount

payable

on

the

relevant
Redemption

Date

(if

the

Notes

are

to

be

redeemed

pursuant

to

Condition 6
(
Redemption

and

Purchase
))

or

(B) comply

with

any

other

requirement

in
relation

to

the

Notes,

then

the

Issuer

will

terminate

the

appointment

of

the
Calculation Agent in

accordance with the

Fiscal Agency Agreement

and appoint
a successor Calculation

Agent;
provided , however
, that, if the

Calculation Agent
duly

calculates

such

Reset

Interest

Rate,

Reset

Interest

Amount

or

interest
amount payable on the relevant Redemption Date, as the case may be, prior to its
termination

(and

the

appointment

of

its

successor)

taking

effect

in

accordance
with clause (d) of this Condition 9, the Issuer may

elect, in its sole discretion and
upon notice

to the

Holders in

accordance with

Condition 14 (
Notices
), to

cancel
such termination (and appointment).
(d)
Any

appointment

or

termination

of

appointment

of,

or

any

resignation

by,

any

Agent
(other

than

the

Settlement

Agent)

may

only

take

effect

not

more

than

45

and

not

less
than 30 days after the Issuer has notified

the Holders of such appointment, termination or
resignation

in

accordance

with

Condition 14

(
Notices ); provided , however
,

that,

in

the
case of the termination of an

Agent with respect to which

an Agent Insolvency Event has

occurred,

such

termination

may

take

effect

prior

to

the

expiry

of

such

30-day

notice
period,

so

long

as

a

successor

Agent

has

been

appointed

to

the

extent

required

by

the
immediately succeeding

sentence. Notwithstanding the

foregoing, any termination

of the
appointment

of,

or

resignation

by,

the

Fiscal

Agent,

the

Registrar,

the

Swiss

Paying
Agent

or

the

Calculation

Agent

may

not

take

effect

until

the

Issuer

has

appointed

a
successor

Fiscal

Agent,

Registrar,

Swiss

Paying

Agent

or

Calculation

Agent,

as
applicable; provided , however
,

that,

if

no

such

successor

has

been

appointed

within
30 days of the scheduled effectiveness of such

termination or resignation, any Holder (on
behalf

of itself

and

all others

similarly situated)

or,

pursuant

to and

in accordance

with
the Fiscal

Agency Agreement,

the Fiscal

Agent, the

Registrar,

any Paying

Agent or

the
Calculation Agent,

as the

case may

be, may

petition any

court of

competent jurisdiction
for the appointment of a successor, at the expense

of the Issuer.
(e)
Subject

to

subclause (c)(i)

of

this

Condition 9,

the

Issuer

may

appoint

or

terminate

the
appointment of a Settlement

Agent, and a Settlement

Agent may resign, at

any time. The
Issuer

will

notify

the

Holders

of

any

such

appointment,

termination

or

resignation

in
accordance with Condition 14 ( Notices ).
10.
TAXATION
(a)
All payments to

be made by or

on behalf of the

Issuer in respect of

the Notes (including,
for

the

avoidance

of

doubt,

payments

by

a

Paying

Agent)

shall

be

made

without
withholding

or

deduction

for,

or

on

account

of,

any

present

or

future

taxes,

duties,
assessments

or

other

government

charges

of

any

nature

("
Taxes
")

imposed,

levied,
collected,

withheld

or assessed

by or

on behalf

of any

Tax

Jurisdiction

or any

political
subdivision

thereof

or

any

authority

of

or

in

a

Tax

Jurisdiction

or

any

political
subdivision thereof

having the

power to

impose, levy,

collect, withhold

or assess

Taxes,
unless withholding, deduction or accounting for such Taxes

is required by law.
(b)
In the

event that

any payment

to be

made by

or on

behalf of

the Issuer

in respect

of the
Notes (including,

for the

avoidance of

doubt, payments

by a

Paying Agent)

is subject

to
any withholding or deduction for,

or on account of, any Taxes

by requirement of law in a
Tax

Jurisdiction

(as

determined

by

the

relevant

tax

authority

of

or

in

such

Tax
Jurisdiction),

the

Issuer

shall

pay

such

additional

amounts

as will

result

in

the

Holders
receiving

the amounts

that they

would have

received in

respect of

the Notes

if no

such
withholding or deduction had been required (" Additional Amounts ").
(c)
No

Additional

Amounts

will

be

payable

pursuant

to

clause (b)

of

this

Condition 10

in
relation to any Note:
(i)
if the relevant

Holder is liable

for such Taxes

on such Note

as a result

of having
some connection with the relevant Tax Jurisdiction other than its mere ownership or possession of such Note or

the receipt of principal or

interest in respect thereof;
or
(ii) if such Taxes are a result of such Note having been presented for payment (where presentment is required) more than 30 days after the

Relevant Date, except to the
extent that the

Holder would have

been entitled to

receive the Additional

Amounts
if it had presented such Note for payment on the last day of the 30-day period; or
(iii)
with respect to

any Tax

collected pursuant

to Sections 1471 through

1474 of the
US

Internal

Revenue

Code,

as

amended

and

as

may

be

further

amended

from
time to time (the

"
Code
"), the regulations

promulgated thereunder,

or applicable
inter-governmental

agreements

or

agreements

with

the

United

States

Internal
Revenue

Service

entered

into

in

connection

with

the

implementation

of

such
sections of the Code, or legislation enacted by

a non-United States jurisdiction in
connection with the implementation of such sections of the Code (FATCA);

or
(iv)
where

such

withholding

or

deduction

is

required

to

be

made

pursuant

to

laws
enacted

by

Switzerland

providing

for

the

taxation

of

payments

according

to

principles similar

to those laid

down in the

draft legislation of

the Swiss Federal
Council

of

3 April

2020,

or

otherwise

changing

the

Swiss

federal

withholding
tax system from an

issuer-based system to a

paying agent-based system pursuant
to which a Person other than the issuer is required to withhold tax on any interest
payments; or
(v)
to the extent any combination of subclauses (i) through (iv) above applies.
(d)
Any reference in these Terms

and Conditions to amounts payable

by the Issuer in respect
of

the

Notes

includes

(i) any Additional

Amount

payable

pursuant

to

this Condition

10
and (ii) any

sum payable

pursuant to

an obligation

taken in addition

to or in

substitution
for the obligation in this Condition 10.
11.
STATUTE

OF LIMITATIONS
In accordance with Swiss law,

(a) claims for interest payments under the Notes will become time-
barred

after

the

five-year

period

and

(b) claims

for

the

repayment

or

redemption

of

Notes

will
become

time-barred

after

the

10-year

period,

in

each

case,

commencing

on

the

date

on

which
such payments, repayment or redemption become due and payable.
12.
EVENTS OF DEFAULT
(a)
If

any

of

the

following

events

occurs,

such

occurrence

will

constitute

an

"
Event

of
Default ":
(i)
the

Issuer

fails

to

pay

the

principal

amount

of

any

Note

if

and

when

the

same
becomes

due

and

payable

under

these

Terms

and

Conditions,

and

such

failure
continues unremedied for a period of 30 days; or
(ii)
the Issuer

fails to

pay

any interest

on the

Notes if

and when

the same

becomes
due

and

payable under

these Terms

and

Conditions,

and

such failure

continues
unremedied for a period of 30 days; or
(iii) the Issuer fails to observe or perform any other covenant, condition, or agreement contained in these Terms

and Conditions, and such failure

continues unremedied
for a period of 60 days after written

notice thereof from any Holder to

the Issuer;
or
(iv)
a Bankruptcy Event;
provided , however
,

that,

notwithstanding

subclauses (i)

to

(iv)

above,

neither

(A) the
opening

of

Restructuring

Proceedings

with

respect

to

the

Issuer

nor

(B) the

exercise

of
any

Swiss

Resolution

Power

with

respect

to

the

Issuer

during

any

such

Restructuring
Proceedings

nor

(C) the

ordering

of

any

Protective

Measures

with

respect

to

the

Issuer
that

are

ordered

or

confirmed

upon

the

opening

of

or

during

any

such

Restructuring
Proceedings will constitute a default or an Event of Default.
(b)
Upon the

occurrence of

an Event

of Default

relating to

any failure

of the

Issuer to

meet
any

payment

obligation

under

these

Terms

and

Conditions

and

subject

to

Condition 8
( Conversion
),

(i) such

payment

obligation

(and

such

payment

obligation

only)

will

be
immediately

deemed

a

due

and

payable

(
fällige
)

payment

obligation

of

the

Issuer,

and
(ii) if

(A) the

relevant

Holder

has

formally

requested

payment

of

such

payment
obligation, (B) such payment

obligation has not

been fulfilled within

the statutory period
under

Swiss

law

commencing

after

the

date

of

such

formal

request

and

(C) a

writ

of
payment

(
Zahlungsbefehl
)

has

been

issued

with

respect

to

such

payment

obligation
pursuant

to the

DEBA, the

relevant Holder

may institute

proceedings against

the Issuer
in

Switzerland

(but

not

elsewhere)

to

enforce

its

rights

with

respect

to

such

payment
obligation under the DEBA
.
(c)
If

a

debt

collection

or

insolvency

proceeding

with

respect

to

the

Issuer

is

instituted

in
Switzerland

in

accordance

with

clause (b)

of

this

Condition 12,

the

Issuer

shall

not
(i) after

having

received

the

writ

of

payment

(
Zahlungsbefehl
)

relating

to

the

relevant
payment

obligation,

argue

or

plead

that

such

payment

obligation

is

not

due

and

payable

by

the

Issuer,

or

(ii) prior

to

the

declaration

of

bankruptcy

(or

similar
proceeding

under

Swiss

insolvency

laws),

make

any

payment

to

the

relevant

Holder
under or in connection with the Notes.
(d)
In the

case of

any Event

of Default

arising under

subclause (a)(iii)

of this

Condition 12
and

subject to

Condition 8

(
Conversion
), any

Holder may

seek specific

performance

or
damages with

respect to

such Event

of Default

pursuant to

the Swiss

Code if

so entitled
thereunder.

Any

such

damage

claim

of

any

Holder

will

rank

junior

to

the

rights

and
claims of all holders of Senior Obligations.
(e)
In the

case of

any Event

of Default

arising under

subclause (a)(iv)

of this

Condition 12
and subject to Condition 8 ( Conversion
), any Holder may,

by written notice to the Issuer,
declare

the principal

amount of

any of

its Notes,

together with

any

accrued and

unpaid
interest thereon,

immediately due

and payable,

without presentment,

demand, protest

or
other notice of any kind.
(f)
No

remedy

against

the

Issuer

other

than

those

described

in

this

Condition 12

will

be
available

to

the

Holders

in

connection

with

the

Issuer's

obligations

under

these

Terms
and

Conditions,

whether

for

the

recovery

of

amounts

owing

under

these

Terms

and
Conditions or

in respect of

any breach by

the Issuer of

any of its

other obligations under
these

Terms

and

Conditions

or

otherwise.

In

particular,

no

Holder

may

declare

(i) the
principal amount of any Notes

due and payable prior to

any Redemption Date, or (ii)

any
interest

on

any

Notes

due

and

payable

prior

to

the

relevant

Interest

Payment

Date,
except,

in

the

case

of

each

of

subclauses (i)

and

(ii),

pursuant

to

clause (e)

of

this
Condition 12.
13.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except

as

otherwise

specified

in

this

Condition 13,

the

provisions

of

bondholder
meetings

contained

in

article 1157

et

seqq.

of

the

Swiss

Code

apply

in

relation

to
meetings of Holders.
(b)
If a

Tax

Event or

a Regulatory

Event has

occurred, the

Issuer may,

without the

consent
of the

Holders, either

substitute all,

but not

some only,

of the

Notes for,

or amend

these
Terms

and

Conditions

so

that

they

remain

or

become,

Compliant

Securities,
provided
that:
(i)
neither a Tax

Event nor a Regulatory Event

arises as a result of

such substitution
or amendment;
(ii)
FINMA has

approved

such substitution

or amendment

(if such

approval is

then
required under applicable Swiss laws and regulations);
(iii)
the Issuer has given the Holders

not less than 30 days' notice

of such substitution
or

amendment

in

accordance

with

Condition 14

(
Notices
),

which

notice

will,
subject to

subclause (v) below,

be irrevocable,

and state

the date

on which

such
substitution or

amendment will

be effective

(the "
Substitution

or

Amendment
Effective Date ");
(iv)
prior to the publication of

any notice pursuant to

subclause (iii) above, the Issuer
shall

deliver

to

the

Fiscal

Agent

(A) a

certificate

signed

by

the

Authorised
Signatories

stating

that

the

relevant

requirement

or

circumstance

giving

rise

to
the right to substitute or

amend the terms of

the Notes, as applicable,

pursuant to
this Condition 13(b) is satisfied

and the reasons therefor

and such certificate will
be

conclusive

and

binding

on

the

Holders,

and

(B) an

opinion

of

independent
legal

advisers

of

recognised

standing

to

the

effect

that

circumstances

entitling
the Issuer

to exercise

its right

to substitute

or amend

the terms

of the

Notes, as
applicable, pursuant to this Condition 13(b) have arisen; and
(v)
no

Trigger

Event

or

Viability

Event

has

occurred

prior

to

the

relevant
Substitution or Amendment Effective Date.

In connection with any substitution

or amendment in accordance with

this Condition 13(b),
the Issuer shall comply with

the rules of any stock exchange

on which the Notes are for

the
time being listed or admitted to trading.
(c)
In addition to

its rights under clause (b)

of this Condition 13, the

Issuer may,

without the
consent

of

the

Holders,

make

any

amendment

to

these

Terms

and

Conditions

that

it
considers

to

be

(i) necessary

or

desirable

to

give

effect

to

(A) any

Alternative
Benchmark

Rate

determined

in

accordance

with

Condition 5(c)

(
Interest

–

Benchmark
replacement
)

(including

any

Adjustment

Spread

determined

in

accordance

with
subclause (v)(A)(2)

thereof and

any alternative

method for

determining the

Mid Market
Swap

Rate

if

such

Alternative

Benchmark

Rate

is

unavailable

on

the

relevant

Reset
Determination Date determined in

accordance with subclause (v)(A)(3)

thereof), and any
related

changes

to

the

definitions

of

the

terms

"Business

Day",

"Day

Count

Fraction",
"Payment Business Day"

and/or "Reset Determination

Date" determined

to be necessary
in

accordance

with

subclause (v)(D)

thereof,

or

(B) the

provisions

of

clause (a)

of
Condition 15

(
Issuer

Substitution
)

(including,

without

limitation,

(x) if

the

Substitute
Issuer

is

organised

and/or

resident

for

tax

purposes

in

a

jurisdiction

other

than
Switzerland,

any

amendments

to

any

references

to

the

jurisdiction

of

"Switzerland"
contained herein, including,

without limitation, amendments

to the definition

of the term
"Bankruptcy Event", the

definition of the

term "Business Day",

the governing law

of the
subordination

provisions

set

forth

in

Condition 4

(
Status

and

Subordination
)

and

the
provisions

of Condition 12

(
Events of

Default
), and

(y) any amendments

to reflect

UBS
Group

AG's

guarantee

described

in

subclause (a)(iii)

of

Condition 15

(
Issuer
Substitution
)),

or

(C) the

provisions

of

subclause (i)(B)

and/or

subclause (iii)

of
Condition 8(e)

(
Conversion

–

Qualifying

Relevant

Event
),

or

(ii) formal,

minor

or
technical

in

nature,

or

(iii) necessary

to

correct

a

manifest

error,

or

(iv)

not

materially
prejudicial to the interests of the Holders
.
(d)
The

Issuer

shall

notify

the

Holders

of

any

amendments

made

pursuant

to

clause (c)

of
this Condition 13 in

accordance with Condition 14

(
Notices
), which notice

shall state the
date on which such amendment will be effective.
(e)
Any

amendment

made

pursuant

to

this Condition

13

will be

binding

on the

Holders

in
accordance with its terms.
14.
NOTICES
(a)
So long

as the

Notes are

listed on

the SIX

Swiss Exchange,

notices to

Holders shall

be
given by

the Issuer

(i) by means

of electronic

publication on

the internet

website of

SIX
Exchange

Regulation

Ltd

(https://www.ser-ag.com),

where

notices

are

as

at

the

Issue
Date

published

under

the

address

https://www.ser-ag.com/en/resources/notifications-
market-participants/official-notices.html#/,

or

(ii) otherwise

in

accordance

with

the
regulations of

the SIX

Swiss Exchange.

Any notice

will be

validly given

on the

date of
such publication or, if published more

than once, on the date of the first such publication.
(b)
If the Notes are for any reason no longer listed

on the SIX Swiss Exchange:
(i)
if the Notes

are represented

by one or

more Global

Certificates deposited with

a
custodian for

DTC, notices

to Holders

shall only

be required

to be

given by

the
Issuer in accordance with clause (c) of this Condition 14; or
(ii)
if the

Global Certificate(s)

have been

exchanged for

Definitive Certificates,

the
Issuer

shall

send

notices

to

Holders

by

first

class

mail

at

their

respective
addresses as

recorded in

the Register,

and any

such notice

will be

validly given
on the fourth Business Day after the date of such mailing.
(c)
So long as the Notes

are represented by one

or more Global Certificates deposited

with a
custodian

for

DTC,

any

notices

required

to

be

given

by

the

Issuer

to

the

Holders
hereunder

shall

also

be

given

to

the

Indirect

Holders

through

the

Fiscal Agent

to

DTC
for forwarding

to the Indirect

Holders. Any such

notice will be

validly given on

the date
of delivery to DTC in accordance with DTC's applicable procedures.

15.
ISSUER SUBSTITUTION
(a)
The

Issuer

(for

purposes

of

this Condition

15,

the

"
Current

Issuer
")

may,

without

the
consent

of

the

Holders,

substitute

any

entity

(whether

or

not

such

entity

is

organised
under the laws

of Switzerland)

(such substitute

entity,

the "
Substitute Issuer ") for itself
as

principal

debtor

under

the

Notes

upon

giving

no

more

than

30

and

no

less

than
10 days' notice to the Holders in accordance with Condition 14 ( Notices ), provided that:
(i)
the

Substitute

Issuer

is

UBS

Group

AG

or,

if

the

Substitute

Issuer

is

not

UBS
Group

AG,

(A) an

exemption

exists

from

the

requirement

to

register

the
Substitute Issuer

as an

investment company

under the

US Investment

Company
Act,

and

(B)

at

least

95 per

cent.

of

the

Substitute

Issuer's

capital

and

voting
rights are held, directly or indirectly,

by UBS Group AG;
(ii)
the

Current

Issuer

is not

in default

in

respect of

any

amount

payable

under

the
Notes at the time of such substitution;
(iii)
if the

Substitute Issuer

is not

UBS Group

AG, UBS

Group AG

has irrevocably
and

unconditionally

guaranteed

to

the

Holders,

pursuant

to

article 111

of

the
Swiss

Code

and

on

a

subordinated

basis

corresponding
mutatis

mutandis

to
Condition 4

(
Status

and

Subordination
),

(A) the

due

and

punctual

payment

of
principal

and

interest

and

all

other

amounts

due

and

payable

by

the

Substitute
Issuer

under,

or in

respect

of, the

Notes

upon receipt

of the

written

request

for
payment

of the

relevant amount,

and

(B) upon

the occurrence

of a

Conversion,
the

due

delivery

of

the

Ordinary

Shares

required

to

be

delivered

pursuant

to
Condition 8

(
Conversion
),

and

on

the

terms

whereby

subclause (iii)

of
Condition 5(i)

(
Interest

–

Cancellation

of

interest;

prohibited

interest
),
subclause (ii)(C) of Condition 8(d) (
Conversion – Anti-dilution adjustment

of the
Conversion

Price
),

Condition 10

(
Taxation
),

Condition 12

(
Events

of

Default
)
and

Condition 20

(
No

Set-off

by

Holders
)

apply

to

UBS

Group

AG

and

to

its
obligations

under

such

guarantee

either

by

making

the

necessary

consequential
amendments to such

Conditions or including

such Conditions applicable

to UBS
Group AG and to its obligations under such guarantee

in such guarantee itself, as
applicable;
(iv)
the

Current

Issuer

and

the

Substitute

Issuer

(A) have

entered

into

such
documents

(the

"
Substitution

Documents
")

as

are

necessary

to

give

effect

to
such substitution

and pursuant

to which

the Substitute

Issuer has

(x) undertaken
in

favour

of

each

Holder

to

be

bound

by

these

Terms

and

Conditions

as

the
principal

debtor

(on

a

subordinated

basis

corresponding

to

Condition 4

(
Status
and

Subordination
))

under

the

Notes

in

place

of

the

Current

Issuer

and
(y) assumed

the

obligations

of

the

Current

Issuer

under

the

Fiscal

Agency
Agreement, and

(B) procure that

all action,

conditions and

things required

to be
taken,

fulfilled

and

done

(including,

without

limitation,

the

obtaining

of

any
necessary

consents)

to

ensure

that

the

Substitution

Documents

represent

valid,
legally

binding

and

enforceable

obligations

of

the

Substitute

Issuer

have

been
taken, fulfilled and done and are in full force and effect
;
(v)
if

the

Substitute

Issuer

is

resident

for

tax

purposes

in

a

jurisdiction

(the

"
New
Residence
") other than that in which the Current Issuer

prior to such substitution
was

resident

for

tax

purposes

(the

"
Former

Residence
"),

the

Substitution
Documents

contain

an

undertaking

by

the

Substitute

Issuer

and/or

such

other
provisions as

may be

necessary to

ensure that

each Holder

has the

benefit of

an
undertaking in terms

corresponding to the

provisions of Condition 10

(
Taxation )
in relation to the payment

of all amounts due and payable

under, or in

respect of,
the

Notes

and

in

relation

to

the

guarantee

referred

to

in

subclause

(iii)

above,
with,

in

the

case

of

the

Notes

but

not

such

guarantee,

the

substitution

of
references

to the

Former

Residence

with references

to the

New Residence,

and
an

undertaking

by

the

Substitute

Issuer

to

indemnify

each

Holder

against

any
Tax

that

is imposed

on

it by

(or

by

any

authority

in

or of)

the

New

Residence
and,

if

different,

the

jurisdiction

of

the

Substitute

Issuer's

organisation

with
respect

to

any

Note

and

that

would

not

have

been

so

imposed

had

the
substitution not been

made, as well

as against any

Tax,

and any cost

or expense,
relating to such substitution;

(vi)
if

the

Substitute

Issuer

is

not

UBS

Group

AG,

FINMA

has

approved

such
substitution

(if

such

approval is

then

required

under

applicable Swiss

laws

and
regulations),

and

the

Current

Issuer

and

the

Substitute

Issuer

have

obtained

all
other

necessary

governmental

and

other

approvals

and

consents

for

such
substitution

and

for

the

performance

by

the

Substitute

Issuer

of

its

obligations
under the Substitution Documents;
(vii)
if

the

Substitute

Issuer

is

not

organised

under

the

laws

of

Switzerland,

the
Substitute

Issuer

has

appointed

a

process

agent

as

its

agent

in

Switzerland

to
receive

service

of

process

on

its

behalf

in

relation

to

any

legal

proceedings
arising out of or in connection with the Notes; and
(viii)
such substitution does not give rise to a

Tax Event or a Regulatory Event.
(b)
Upon any substitution pursuant to clause (a) of this Condition 15,

(i) the Substitute Issuer
will succeed

to, and

be substituted

for,

and may

exercise

every right

and power

of, the
Current Issuer

under the

Notes with

the same

effect as

if the

Substitute Issuer

had been
named

as

Issuer

in

these

Terms

and

Conditions,

and

(ii) the

Current

Issuer

will

be
released from its obligations under the Notes.
(c)
After

giving

effect

to

any

substitution

pursuant

to

clause (a)

of

this

Condition 15,
(i) references

to

the

"Issuer"

in

the

Notes

and

these

Terms

and

Conditions

will

be
references

to

the

Substitute

Issuer,

and

(ii) references

to

the

"Tax

Jurisdiction"

in

the
Notes

and

these

Terms

and

Conditions

will

be

read

and

construed

as

including

the
jurisdiction of

establishment of

the Substitute

Issuer and,

if different,

the jurisdiction

in
which the Substitute Issuer

is resident for tax purposes

instead of or in addition

to (as the
case

may

be)

references

to

the

jurisdiction

of

establishment

of

the

Issuer

and
Switzerland
.
16.
CONSOLIDATION, MERGER OR SALE
The

Issuer

will

not

consolidate

with,

merge

with

or

into,

or

sell,

convey,

transfer

or

otherwise
dispose

of

all

or

substantially

all

of

its

property

and

assets

(as

an

entirety

or

substantially

as

an
entirety in one transaction or a series of related transactions)

to, any Person (other than with, into or
to

any

Person

of

which

at

least

95 per

cent.

of

such

Person's

capital

and

voting

rights

are

held,
directly

or

indirectly,

by

the Issuer)

or

permit

any

Person

to merge

with

or

into the

Issuer

unless
(a) the Issuer

will be the

continuing Person,

or (b) the

Person formed by

such consolidation or

into
which

the

Issuer

is

merged

or

that

acquired

such

property

and

assets

of

the

Issuer

expressly
assumes in

writing

(or,

in the

case of

an acquisition

of property

and

assets, guarantees)

all of

the
obligations of the Issuer under the Notes.
17.
FURTHER ISSUES
The

Issuer

may

from

time

to

time

without

the

consent

of

the

Holders

issue

further

notes

and,
provided

that such notes have the

same terms and conditions

as the Notes in all

respects (or in all
respects

except

for

the

issue

date

and/or

the

first

date

on

which

interest

is

paid),

such

further
notes will

be consolidated

and form

a single

series with

the Notes.

If the

Issuer issues

any such
further notes

pursuant to

this Condition 17,

references in

these Terms

and Conditions

to "Notes"
include such further notes, unless the context otherwise requires.
18.
CURRENCY INDEMNITY
Any amount

received

or

recovered

by

any

Holder

in

a

currency

other

than

USD

(whether

as

a
result

of,

or

of

the

enforcement

of,

a

judgment

or

order

of

a

court

of

any

jurisdiction,

in

the
insolvency,

winding-up

or

dissolution

of

the

Issuer

or

otherwise)

under

the

Notes

will

only
constitute a discharge

of the Issuer to the

extent of the amount

in USD that such Holder

is able to
purchase

with

the

amount

so

received

or

recovered

in

such

other

currency

on

the

date

of

such
receipt or recovery (or, if it is not practicable

to purchase USD with such amount on such date, on
the first date on which it is

practicable to do so). If the

amount of USD that such Holder is

able to
purchase

is less

than

the amount

owed by

the Issuer

to such

Holder under

the Notes,

the Issuer
shall

indemnify

such

Holder

against

any

loss

sustained

by

it

as

a

result.

In

addition,

the

Issuer
shall

indemnify

such

Holder

for

the

costs

of

making

such

purchase.

For

purposes

of

this

Condition 18, it

is sufficient

for the

relevant Holder

to demonstrate

that it

would have

suffered a
loss

had

an

actual

purchase

been

made.

The

indemnities

under

this

Condition 18

will
(a) constitute a separate and

independent obligation from

the Issuer's other obligations

hereunder,
(b) give

rise

to

a

separate

and

independent

cause

of

action,

(c) apply

irrespective

of

any
indulgence

granted

by

any

Holder

and

(d) continue

in

full

force

and

effect

despite

any

other
judgment, order,

claim or

proof for

a liquidated

amount in

respect of

any amount

due under

the
Notes or any other judgment or order.
19.
RULE 144A INFORMATION
If at

any time

the Issuer

is neither

a reporting

company under

Section 13 or

Section 15(d) of

the
US Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the US Exchange
Act,

the

Issuer will

comply with

any

applicable

requirements

of

Rule 144A(d)(4)

under

the US
Securities Act in relation to the Notes.
20.
NO SET-OFF

BY HOLDERS
Subject

to

applicable

law,

each

Holder

and

Indirect

Holder,

by

acceptance

of

any

direct

or
beneficial

interest

in

a

Note,

agrees

that

it

will

not,

and

waives

its

right

to,

exercise,

claim

or
plead any right of set-off,

compensation or retention with

respect to any amount owed

to it by the
Issuer in respect of, or arising in connection with, the Notes.
21.
GOVERNING LAW

AND JURISDICTION
(a)
The

Notes

and

all

non-contractual

obligations

arising

out

of

or

in

connection

with

the
Notes are governed by and construed in accordance with the laws of Switzerland.
(b)
The courts of the

Canton of Zurich (venue

being the City of Zurich)

shall have exclusive
jurisdiction

to settle

any disputes

that may

arise out

of or

in connection

with the

Notes,
including any non-contractual obligation arising out of or in connection with the Notes.